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Xylem Inc.

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2025 Proxy Statement

Notice of Annual Meeting of Shareholders

May 13, 2025

301 Water Street SE

Washington, DC 20003

Dear Shareholders,

Xylem creates value by helping customers deliver and use clean water, treat wastewater, and protect public health in their communities. The needs we serve are constant, universal and growing, creating significant opportunities. But the world we operate in is more dynamic than ever. We are evolving with it to ensure our company, our customers, and the communities they serve continue to thrive.

In the last year, we have:

•
Aligned our operating model to both purpose and profitability,
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Delivered strong performance alongside continuing sustainability leadership, and
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Strengthened Xylem’s growth engine for our long-term success.

Aligning Our Operating Model to Both Purpose and Profitability

Following 2023’s transformative acquisition of Evoqua, we began 2024 with a new Chief Executive Officer and a new Chief Financial Officer. Then, at our Investor Day, last May, the leadership team outlined our long-range plan for value creation. We committed to a step-change in value creation. We also described how we are simplifying our company and transforming our purpose, culture and structure to deliver on our goals.

Purpose: Xylem has always been a purpose-driven enterprise full of purpose-driven people. To focus our team’s energy, we replaced our mission and vision statements with a simpler purpose statement that puts those we serve at the heart of our work: to empower our customers and communities to build a more water-secure world.

Culture: Bringing Xylem and Evoqua together created the opportunity to build a new culture formed from the best of both companies. Our “high-impact culture” highlights three key behaviors: Empowered to Lead, Accountable to Deliver, and Inspired to Innovate. These behaviors drive agility and speed by focusing our team on delivering great outcomes for our customers and communities.

Structure: With our increase in scale, we have targeted a decrease in organizational complexity. We are simplifying Xylem by shifting from a matrixed structure to a single management axis: our segments. Streamlining our organization makes us more efficient, empowers our people, and helps our customers get what they need from us faster.

Delivering Exceptional Performance and Sustainability Leadership

Working on purpose, culture, and structure simultaneously is a lot of change. We are very proud of the Xylem team around the world for embracing that change and leading with purpose through the transition. Their commitment and hard work are reflected in our results.

In fact, our 2024 performance set several new records for Xylem. Full-year revenue, profitability, and earnings per share ("EPS") all established new benchmarks. Revenue grew 16% on a reported basis and 6% organically*, Net Income margin expanded 210 basis points and EBITDA margin* 170 basis points, and EPS increased 31% (13% on an adjusted* basis) for the year. In the same period, the team delivered cost synergies from the Evoqua integration faster than expected.

*Non-GAAP financial measures that exclude certain items. For a description of the items excluded from non-GAAP measures and reconciliations of GAAP to non-GAAP, please see Appendix A.

Alongside strong financial performance, we set new standards for Xylem’s sustainability performance. Recognizing that sustainability leadership is a competitive differentiator in the water sector, we raised the bar with new 2030 performance targets. And in 2024 alone, the team responded to more than 40 water-related disasters, serving communities in crisis from India, to Spain, to the Carolinas, to Brazil.

Strengthening Xylem’s Growth Engine for the Long Term

Improvements to Xylem’s operating model are making our company more profitable, nimble, and resilient. We are re-deploying the energy we have released to strengthen the long-term competitiveness of our product offerings and our portfolio. On the product front, we are taking a systematic approach — colloquially known as “80/20” — to focus resources on the technologies and solutions that deliver the most value to customers and create the most value for shareholders.

Similarly, we have also taken targeted actions to optimize our portfolio of businesses: maximizing Xylem’s differentiation and shedding assets that are not core to our purpose. For example, we took a majority stake in Idrica last December to accelerate the expansion of the Xylem Vue platform, which provides software that enables water utilities to drive significant operational improvements through digitalization. Conversely, we recently divested a specialty anodes business that came with the acquisition of Evoqua but was not aligned with our strategy.

We are very well positioned to deploy capital to strengthen our portfolio and compound our returns. Our capital deployment priorities have not changed. These priorities are to reinvest in our business, including in our core franchises and in new strategic bets on breakthrough technologies and business models; to execute accretive acquisitions and partnerships that increase our exposure to the most attractive markets; and to return capital through dividends and opportunistic buybacks.

A Privileged Position: Empowering Customers and Communities

In a dynamic global environment, water continues to support every human life and enable every sector of the economy, every single day. But water is becoming scarcer, water-related natural disasters are on the rise, and new contaminants are threatening public trust in the safety and cleanliness of water. For that reason, communities and businesses everywhere are turning their attention to water security.

Xylem is fortunate to be in a privileged position to help – and we have an extraordinary global team doing just that. Simplifying and transforming our company is making it easier for our customers to access the water solutions they need. By serving them better, we will deliver on our commitments to our investors and empower our customers and communities to build a more water-secure world.

Thank you for your continuing investment, and your support of the whole Xylem team.

Sincerely,

Robert F. Friel Board Chair Matthew F. Pine President & Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting:

Our 2025 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024 will be available online at www.proxyvote.com and are currently available on our website at www.xylem.com under “Investors.”

301 Water Street SE

Washington, DC 20003

Notice of 2025 Annual Meeting of Shareholders

March 31, 2025

Date and Time	Tuesday, May 13, 2025, at 8:00 a.m. ET
Virtual Meeting	www.virtualshareholdermeeting.com/XYL2025
Agenda

1. Election of nine director nominees named in the Proxy Statement

2. Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025

3. Advisory vote to approve the compensation of our named executive officers

4. Shareholder proposal on the ownership threshold for calling a special meeting of shareholders, if properly presented at the meeting

5. Transact such other business as may properly come before the meeting

Record Date	March 17, 2025
Mailing or Availability Date	Beginning on March 31, 2025, this Notice of Annual Meeting and the 2025 Proxy Statement are being mailed and made available to shareholders of record as of March 17, 2025.
Voting by Proxy

YOUR VOTE IS VERY IMPORTANT. Whether or not you attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the following methods. Make sure you have your proxy card, voting instruction form, or notice of internet availability in hand and follow the instructions.

❖
By Phone: In the U.S. or Canada, vote toll-free by calling 1-800-690-6903
❖
By Internet: Go to www.proxyvote.com
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By Mail: Mark, date and sign your proxy card or voting instruction form and return it in the envelope provided.

In the event you attend and participate in the virtual Annual Meeting, you may, if so desired, revoke the proxy by voting your shares during the meeting.

Attending the Virtual-Only Annual Meeting

Shareholders who wish to attend and participate in the virtual Annual Meeting, including to vote, should review the “Voting and Meeting Information” section (starting on page 78) for details on how to do so.

By Order of the Board of Directors,

Kelly C. O’Shea VP, Chief Corporate Counsel and Corporate Secretary

TABLE OF CONTENTS

Proxy Summary	2025 Proxy Statement Summary	1
Proposals	Proposal 1: Election of Directors Proposal 2: Ratification of Appointment of Independent Auditor Audit Committee Report Proposal 3: Advisory Approval of Executive Officer Compensation Proposal 4: Shareholder Proposal: Support Special Shareholder Meeting Improvement	8 19 21 22 23
Corporate Governance

Role of the Board

Corporate Governance Policies

Board Leadership Structure

Board Effectiveness

Director Independence

Board Composition and Refreshment

Board Meetings

Board Committees

          Leadership Development and Compensation Committee Report

Shareholder Engagement Program

Communicating with the Board of Directors

Commitment to Sustainability

26 30 32 33 37 38 40 41 43 43
Stock Ownership	Certain Beneficial Owners Delinquent Section 16(a) Reports	47 49
Director Compensation	Director Compensation	49
Executive Compensation	Compensation Discussion and Analysis Compensation Tables Summary Compensation Table Grants of Plan-Based Awards Outstanding Equity Award at Fiscal Year-End Option Exercises and Stock Vested Non-Qualified Deferred Compensation Potential Post-Employment Compensation CEO Pay Ratio Pay versus Performance	52 67 67 68 69 71 71 72 75 75
Other Information	Equity Compensation Plan Information Voting and Meeting Information 2026 Shareholder Proposals	78 78 82
Appendix A	Non-GAAP Measures and Reconciliations	A1

Cautionary Note Regarding Forward-Looking Statements

The statements included in this Proxy Statement and materials or websites it may cross-reference regarding future performance and results, expectations, plans, strategies, priorities, commitments, and other statements (including those related to our social, environmental and other sustainability goals) that are not historical facts are forward-looking statements within the meaning of the U.S. federal securities laws. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “contemplate,” “predict,” “forecast,” “likely,” “believe,” “target,” “will,” “could,” “would,” “should,” “potential,” “may” and similar expressions or their negative, may, but are not necessary to, identify forward-looking statements. Forward-looking and other statements included in this Proxy Statement, or cross-referenced in this document, regarding our environmental and other sustainability plans and goals, are not an indication that these statements are necessarily material to investors, to our business, operating results, financial condition, outlook, or strategy, to our impacts on sustainability matters or other parties, or are required to be disclosed in our filings with the Securities and Exchange Commission (“SEC”) or other regulatory authorities, and are not intended to create legal rights or obligations. Forward-looking statements are based upon current beliefs, expectations, and assumptions and are subject to significant risks, uncertainties, and changes in circumstances that are difficult to predict, are often beyond our control, and that could cause actual results to differ materially from the forward-looking statements. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and in subsequent filings we make with the SEC, and include changes in legal and regulatory requirements, business conditions, and stakeholder expectations. Readers of this Proxy Statement are cautioned not to rely on these forward-looking statements since there can be no assurance that these forward-looking statements will prove to be accurate. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, and despite any historical practice of doing so. The information and statements in this Proxy Statement speak only as of the date of this document and are subject to change without notice.

Board

Recommendation

Page

Reference

Proposal

PROXY SUMMARY

Xylem’s Proxy Statement was prepared in connection with the solicitation of proxies by the Board of Directors of Xylem Inc. (“Xylem” or the “Company”) for the 2025 Annual Meeting of Shareholders (the “Annual Meeting”). This summary includes highlights of information contained elsewhere in this document or in our Annual Report on Form 10-K for the year ended December 31, 2024 ("Form 10-K"). We encourage you to read the entire Proxy Statement and Form 10-K before you vote.

2025 ANNUAL MEETING OF SHAREHOLDERS

Date and Time	Tuesday, May 13, 2025, at 8:00 a.m. ET
Location of Meeting

Online virtual meeting at www.virtualshareholdermeeting.com/XYL2025. Shareholders will need to enter their 16-digit control number included on their Notice of Internet Availability or proxy card in order to participate.

Record Date	March 17, 2025
Voting	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

MEETING AGENDA AND VOTING RECOMMENDATIONS

1. Election of the nine directors named in the Proxy Statement	FOR (each nominee)	8
2. Ratification of the appointment of Deloitte & Touche LLP for 2025	FOR	19
3. Advisory vote to approve named executive officer compensation	FOR	22
4. Shareholder Proposal: Shareholder proposal on the ownership threshold for calling a special meeting of shareholders	AGAINST	23

HOW TO CAST YOUR VOTE

Your vote is important! Please cast your vote and play a part in the future of Xylem. You may vote using any of the following methods if you were a shareholder of record as of the close of business on March 17, 2025. In all cases, you should have your 16-digit control number from your Notice of Internet Availability or proxy card available and follow the instructions.

Internet Before the Annual Meeting at www.proxyvote.com	Call 1-800-690-6903 Toll-free from the U.S. or Canada	Mail Mark, date and sign your proxy card or voting instruction form and return it in the envelope provided	Virtual Meeting Only if you are an eligible shareholder or beneficial owner and have registered and obtained a legal proxy
Please refer to the enclosed proxy material or the information forwarded by your bank, broker, trustee or other intermediary to see which voting methods are available to you.

Xylem 2025 Proxy Statement | 1

•
Record orders over $8.7B (reported) supporting a $5B backlog
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Drove above market growth by executing on our record backlog and achieving Evoqua revenue synergies
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Exited 2024 at $130M cost synergy run rate, tracking ahead of schedule to achieve $140M 3-year target
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Accelerated margin expansion through targeted efforts to simplify our businesses and take complexity out of our processes and structure, all to streamline our organization, strengthen our competitive positioning and enable us to better serve our customers
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Expanded our 80/20 and systems modernization journey to increase operational productivity, which will further bolster margin expansion and position us for more profitable growth
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Realigned segments to more efficiently realize revenue synergies
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Returned $350m in capital to shareholders with our 2024 dividends
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Deeply activated our high-impact culture
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Enhanced our competitive position with the acquisition of a majority stake in Idrica, our joint venture partner and a leader in water data management and analytics
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Achieved an Injury Frequency rate of 0.52, a >14% improvement YOY
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Announced our new 2030 sustainability goals aimed at decarbonizing the water sector, accelerating water stewardship, and advancing water security
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Impacted our communities with 79% of our 23,000 colleagues globally volunteering >220,000 hours for Xylem Watermark, our corporate social responsibility program

SPOTLIGHT: 2024 Performance Highlights

2024 PERFORMANCE HIGHLIGHTS

Xylem’s 23,000 colleagues around the globe are united by our purpose: to empower our customers and communities to build a more water-secure world. 2024 was a year of significant transition and transformation and also one in which we set new high-water marks across most of our key financial metrics.

*Non-GAAP financial measures that exclude certain items. For a description of the items excluded from non-GAAP measures and reconciliations of GAAP to non-GAAP, please see Appendix A.

Xylem 2025 Proxy Statement | 2

STRATEGY

Our overarching strategy is to help customers solve the world's greatest water challenges with innovative products, services and solutions to deliver sustainable economic, social and environmental benefits. Our Strategic Pillars guide where and how we focus our efforts and resources to implement this strategy. Our culture is critical to delivering on our purpose and we made significant progress in 2024 in cultivating our high-impact culture through sustained activation at all levels of the organization.

Customer Centricity

We are putting the needs and experiences of our customers at the forefront of everything we do, including by listening and understanding their challenges, leveraging the 80/20 principle, creating synergies to enhance customer value, streamlining our operations, and equipping our sales teams with tools, training and insights.

Profitable Growth

Our goal is to deliver consistent financial performance that benefits our shareholders and supports our long-term vision, building a stable and prosperous future for the company. We prioritize profitable growth, including by applying the 80/20 principle, leveraging strategic investments and partnerships, implementing strategic pricing, and focusing on the most impactful opportunities to create significant value.

Operational Excellence

We are committed to being a leading operator and running our company with discipline, maintaining operations that are streamlined and consistently aligned with our strategic goals. We do this including by applying the 80/20 principle, modernizing our systems, and implementing lean continuous improvement practices.

Sustainability Leadership

We strive to be a sustainability leader by integrating sustainability into our business strategy, with a strong emphasis on advancing favorable long-term financial and sustainability outcomes for our customers through our solutions, while minimizing our environmental impact, promoting resource conservation and supporting customers and the communities we serve together.

High-Impact Culture

To better serve our customers and create value for our shareholders, we have activated our high-impact culture through three high-impact behaviors: inspired to innovate, accountable to deliver and empowered to lead.

While our strategy will evolve in response to the changing world, our four values are the enduring principles that go to the heart of who we are and guide how we conduct ourselves each day:

Respect, Responsibility, Integrity, Creativity

Xylem 2025 Proxy Statement | 3

CORPORATE GOVERNANCE HIGHLIGHTS

We are committed to sound corporate governance that promotes the long-term interests of our shareholders and other stakeholders, strengthens Board and management accountability, and helps enhance trust in the Company. The “Corporate Governance” section describes our governance framework, which includes the following highlights:

What's New?

Simplification and continuous improvement is a mindset we bring to all aspects of our Company, including corporate governance, sustainability, culture, compensation and risk management. We regularly review and implement improvements to these aspects of our Company that benefit our shareholders and other stakeholders. This year’s updates include:

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Updated Corporate Governance Principles to clarify that director candidates nominated by shareholders are considered in same manner as other candidates
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Realigned oversight of workplace respect and environment, moving responsibility from the Nominating & Governance Committee to the Leadership Development & Compensation Committee ("LDCC") in line with committee's broader human capital oversight
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Refreshed our Insider Trading and 10b5-1 Plans Policy - see page 48
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Conducted targeted shareholder engagement seeking feedback on potential 2025 executive compensation plan design changes

Board Matters
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All current directors are independent except our Chief Executive Officer (90%)
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Independent Board Chair
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Overall 2024 Board and committee meeting attendance of >97%
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All directors elected annually
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Robust director nominee identification and selection process
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Board with mix of experience, skills, qualifications, attributes, perspectives and backgrounds
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Balanced mix of new and more experienced directors, with ~33% of the director nominees’ tenure >6 years and ~66% <6 years
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3 fully independent Board committees

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Directors may not stand for re-election after age 72
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Board and committee oversight of strategy, risk, cybersecurity, and human capital matters
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Board oversight of our sustainability approach, including regular management updates to the Nominating & Governance Committee
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Regular executive sessions of only the independent directors of the Board and each committee
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Annual Board and committee self-assessments, with periodic facilitation by a third-party advisor
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Comprehensive orientation program for new directors

Shareholder Matters	• Majority voting with a director resignation policy for directors in uncontested elections • Shareholder proxy access right • Regular engagement with shareholders	• Shareholders have the right to call special meetings • Annual “Say-on-Pay” • One class of stock • No poison pill

We value the views of our shareholders and believe that fostering positive relationships with our shareholders is critical to our long-term success. To help management and the Board understand and consider the issues that matter most to our shareholders, we regularly engage with shareholders on a range of topics related to the Company's performance, strategy for long-term growth, governance profile, compensation philosophy, and sustainability and value creation for society. See “Shareholder Engagement Program” in the “Corporate Governance” section for more information.

Xylem 2025 Proxy Statement | 4

DIRECTOR NOMINEES HIGHLIGHTS

8 of 9 Nominees are independent	4 of 9 Nominees have origins outside the U.S.	5 of 9 Nominees have CEO experience	6.3 Years Average Tenure

1 Based on information provided by each director nominee. Global Origin indicates where director nominees were born and raised. Average tenure as of Annual Meeting date, May 13, 2025.

Earl R. Ellis EVP & CFO, ABM Industries Inc.	✓	59	1	2023	C*
Robert F. Friel Former Chairman, President & CEO, PerkinElmer Inc.	✓Chair*	69	2	2012		✓
Lisa Glatch Former President, LNG and Net-Zero Solutions and Chief Sustainability Officer, Sempra Infrastructure	✓	62	3	2023[3]		✓
Victoria D. Harker Former EVP & CFO, TEGNA Inc.	✓	60	3	2011	✓*		✓
Mark D. Morelli President & CEO, Vontier Corp.	✓	61	2	2022	✓	C
Jerome A. Peribere Former President & CEO, Sealed Air	✓	70	2	2013			C
Matthew F. Pine President & CEO, Xylem Inc.	CEO	53	2[2]	2024
Lila Tretikov Partner, Head of Artificial Intelligence Strategy, New Enterprise Associates	✓	47	2	2020			✓
Uday Yadav CEO, TK Elevator	✓	62	1	2020	✓		✓

* = Financial Expert C = Committee Chair ** Ages shown as of the date of the 2025 Annual Meeting

1 Indicates total number of public company boards on which the nominee currently serves.

2 Mr. Pine will join the board of Trane Technologies plc effective April 1, 2025.

3 Served on Evoqua Water Technology Corporation's Board of Directors from 2020 until Xylem's acquisition on May 24, 2023.

Xylem 2025 Proxy Statement | 5

SUSTAINABILITY HIGHLIGHTS

As a leading global water technology company, we address one of the world’s most urgent sustainability challenges – responsible stewardship of our shared water resources. We approach sustainability as a way to generate economic value while also creating value for society. We leverage sustainability in our decision-making as we focus on long-term value creation for our shareholders, customers, employees and the communities in which we operate.

Sustainability is at the core of our business strategy, reflecting our belief that strong financial performance and sustainability go hand in hand. By developing innovative products and solutions that enable our customers and communities to build a more water-secure world, we not only create economic value but also drive positive change for both people and the planet.

We build strong partnerships committed to sustainability across our entire value chain. Engaging suppliers, colleagues, customers, and other partners in practices that support a healthy business ecosystem is key to driving positive change across the industry. Through our actions, we demonstrate our unwavering commitment to environmental stewardship and social responsibility — proving that sustainability is not just part of our business but fundamental to our strategy and our long-term success.

Supply Chain

Partnering with suppliers to develop a responsible, resilient, transparent, and diverse supply chain while supporting their own sustainability journey.

Operations

Conducting our business with integrity, minimizing our environmental footprint, protecting health and safety, and promoting employee well-being.

Product

Delivering products that help reduce our customers' environmental impact and delivering on our commitment to product safety and minimizing our products' footprint.

Customers

Helping our customers reduce water scarcity and loss, and optimize water systems to make water more affordable through our wide range of products and application expertise.

Sustainable finance

Leveraging our leadership in sustainability to develop attractive and sustainable financial strategies.

Communities

Promoting sustainability and water stewardship worldwide through thought leadership, innovative solutions, technical expertise, community partnerships, and a commitment to youth education.

Xylem 2025 Proxy Statement | 6

EXECUTIVE COMPENSATION HIGHLIGHTS

We provide our named executive officers (“NEOs”) with short- and long-term compensation opportunities that encourage performance to enhance shareholder value while avoiding excessive risk-taking. Our LDCC aligns our NEOs’ compensation with shareholder interests through a balanced and competitive equity program design that uses a mix of restricted stock units, performance share units and stock options. A significant portion of our NEOs’ pay is performance-based, capped and not guaranteed, and in 2024 made up approximately 88% and 72% of total direct compensation for our Chief Executive Officer ("CEO") and other NEOs, respectively (see charts below). In 2024, we received shareholder support of 82.7% in our Say-on-Pay advisory vote. See “2024 Say-on-Pay Advisory Vote and Shareholder Engagement" in the “Compensation Discussion and Analysis” section.

2024 NEO Total Direct Compensation Mix**:

**Percentage of pay shown is based on annual target compensation (base salary, target annual incentive compensation and target long-term incentive compensation) and excludes any one-time awards granted upon hire.

What We Do

✓  Pay-for-performance

✓  Double-trigger change of control provision

✓  Peer group selection

✓  Annual compensation risk assessment

✓  Proactive management of share utilization

✓  Compensation benchmarking

✓  Clawback provisions per policy and equity grant agreements

✓ Balanced compensation design ✓ Stock ownership guidelines ✓ Insider trading policy ✓ Engage an independent compensation consultant ✓ Annual “Say-on-Pay” shareholder vote
What We Don’t Do	✘ No executive perquisites ✘ No special retirement benefits for NEOs ✘ No tax gross-ups ✘ No fixed-term employment contracts	✘ No repricing of stock options or cash buy-outs of underwater stock options ✘ No pledging, hedging or shorting permitted

Xylem 2025 Proxy Statement | 7

PROPOSALS TO BE VOTED ON AT THE 2025 ANNUAL MEETING

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board, through its Nominating & Governance Committee, regularly reviews the experience, skills and qualifications needed to properly oversee the interests of the Company and its shareholders, taking into account the Company's strategy and evolving global business. The Committee then compares those attributes to those of the current directors and potential director candidates. The Committee conducts targeted efforts to identify and recruit individuals that have the requisite background, experience, skills and qualifications. Directors and candidates should be individuals of the highest personal and professional ethics, integrity and values, with significant accomplishments and recognized stature, who bring a diversity of backgrounds, experiences and perspectives to the Board, and are committed to representing the shareholders' long-term interests. Our Board believes that the director nominees have the appropriate mix of experience, skills, qualifications and backgrounds needed to lead Xylem at the Board level.

DIRECTOR NOMINEES' SKIILLS, EXPERIENCES, QUALIFICATIONS & ATTRIBUTES

• Corporate Governance • C-Suite Leadership • Technology & Innovation • Finance • Operations • Strategy • Risk Management • Diversity of Thought & Background • Global Business • Sales & Marketing • Talent Management

Jeanne Beliveau-Dunn[1] CEO & President, Claridad LLC	✓	65	3	2017	✓	✓
Earl R. Ellis EVP & CFO, ABM Industries Inc.	✓	59	1	2023	C*
Robert F. Friel Former Chairman, President & CEO, PerkinElmer Inc.	✓Chair*	69	2	2012		✓
Lisa Glatch Former President, LNG and Net-Zero Solutions and Chief Sustainability Officer, Sempra Infrastructure	✓	62	3	2023[4]		✓
Victoria D. Harker Former EVP & CFO, TEGNA Inc.	✓	60	3	2011	✓*		✓
Mark D. Morelli President & CEO, Vontier Corp.	✓	61	2	2022	✓	C
Jerome A. Peribere Former President & CEO, Sealed Air	✓	70	2	2013			C
Matthew F. Pine President & CEO, Xylem Inc.	CEO	53	2[3]	2024
Lila Tretikov Partner, Head of Artificial Intelligence Strategy, New Enterprise Associates	✓	47	2	2020			✓
Uday Yadav CEO, TK Elevator	✓	62	1	2020	✓		✓

*= Financial Expert C = Committee Chair **Ages shown as of the date of the 2025 Annual Meeting

1 Ms. Jeanne Beliveau-Dunn has informed the Board of Directors of her decision not to stand for re-election at the Annual Meeting.

2 Indicates total number of public company boards on which the nominee currently serves.

3 Mr. Pine will join the board of Trane Technologies plc effective April 1, 2025.

4 Served on Evoqua Water Technology Corporation's Board of Directors from 2020 until Xylem's acquisition on May 24, 2023.

Xylem 2025 Proxy Statement | 8

*Tenure and age as of the date of the 2025 Annual Meeting. Global Origin indicates director nominees born and raised outside the U.S., based on information provided by each director nominee.

All director nominees will be elected for a one-year term.

The Board has determined that each nominee, other than our CEO, Mr. Pine, is independent from the Company and management. In addition, the Board determined that Ms. Beliveau-Dunn is independent from the Company and management; and that Messrs. Steven R. Loranger and Lynn C. Swann were independent from the Company and management during the time each served as a director in 2024. Each nominee brings experience, expertise and diverse perspectives that will contribute to the overall strength of the Board in its oversight role. Each nominee currently serves on our Board and was last elected by our shareholders at the 2024 Annual Meeting. Each nominee agreed to be named in this Proxy Statement and to serve as a director, if elected. If a director nominee becomes unavailable for election, the persons named as proxies will have the right to use their discretion to vote for a substitute, or the Board may reduce the size of the board. For more information regarding director nominations and qualifications, see the “Board Composition and Refreshment” section. The following are summaries of the business experience and other qualifications of each director nominee.

Xylem 2025 Proxy Statement | 9

Key Qualifications, Attributes

and Skills

As a sitting CFO, Mr. Ellis brings to our Board extensive business experience with a broad financial background. He also has experience developing, operationalizing and driving strategy and expertise with respect to strategic transactions, technological transformation, operations, procurement, risk management, capital management and allocation, audit and compliance.

INDEPENDENT
EARL R. ELLIS Age: 59 Director Since: 2023 Board Committees • Audit (Chair)

Principal Occupation

• Executive Vice President & Chief Financial Officer of ABM Industries Inc., a facility services company, since November 2020

Prior Professional Experience

• Instrumental in leading the development of ABM’s strategic plan and technological transformation

• Prior to joining ABM, served as Senior Vice President, Finance of Best Buy, a consumer electronics company, and Senior Vice President & Chief Financial Officer of Best Buy Canada, from 2016 to November 2020

• Prior to joining Best Buy in 2016, held executive leadership roles at a number of other public companies, including Canadian Tire Corporation, Campbell Soup, Kraft Foods, and Coca-Cola Bottling

• Served on the board of directors of Grace Foods Canada (2014 - 2023)

Additional Information

• Member of the Executive Leadership Council since 2019

• Served on the board of directors of the North Minneapolis Achievement Zone and the board of governors of the University of Guelph

Xylem 2025 Proxy Statement | 10

Key Qualifications, Attributes

and Skills

As former President, CEO and Chairman of a large public company and a seasoned director, Mr. Friel brings extensive experience in global technology companies as well as deep strategic, financial, tax and board leadership experience. Mr. Friel also brings to our Board expertise in leadership development, risk management, corporate governance, including executive compensation, as well as experience leading and integrating strategic transactions.

INDEPENDENT
ROBERT F. FRIEL Age: 69 Director Since: 2012 Board Committees • Leadership Development & Compensation

Prior Professional Experience

• Served as Chief Executive Officer of PerkinElmer, Inc., a multinational corporation focused on human and environmental health, from January 2008 until his retirement in December 2019

• Joined PerkinElmer in 1999 and held a variety of positions, including Executive Vice President & Chief Financial Officer, with responsibility for business development and information technology, in addition to his oversight of the finance function

• Served as PerkinElmer’s President of Life and Analytical Sciences, and President & Chief Operating Officer

• Prior to joining PerkinElmer, held several global financial executive positions, including Vice President & Treasurer, for over 19 years with AlliedSignal, Inc. (now Honeywell International Inc.)

Current Public Company Boards West Pharmaceutical Services, Inc. (2020 - present)

Other Public Company Boards in the Last Five Years NuVasive, Inc. (2016 - 2023) PerkinElmer, Inc. (2006 - 2019); Chairman (2009 - 2019)

Additional Information • One of the primary architects of PerkinElmer's transformation into a global technology leader

Xylem 2025 Proxy Statement | 11

Key Qualifications, Attributes

and Skills

As a former executive and a director of other public companies, Ms. Glatch brings extensive engineering, technology and industrial expertise, as well as critical strategic and financial perspectives, to our Board. With more than 30 years’ experience in senior leadership roles across the public and private sectors in the energy, chemicals, environmental, water and transportation industries, she has deep experience in a number of operational functions, including information technology and cybersecurity, sales and marketing, government relations and sustainability.

INDEPENDENT
LISA GLATCH Age: 62 Director Since: 2023 Board Committees • Leadership Development & Compensation

Prior Professional Experience

• President, LNG and Net-Zero Solutions and Chief Sustainability Officer of Sempra Infrastructure, an energy infrastructure company and affiliate of Sempra (formerly Sempra Energy), from November 2021 until her retirement in April 2022

• Previously held a number of leadership roles at Sempra LNG, a predecessor of Sempra Infrastructure, including as President, Chief Operating Officer and Chief Sustainability Officer

• Prior to joining Sempra in 2018, served as Executive Vice President & Chief Strategic Development Officer of CH2M (now Jacobs Engineering)

Current Public Company Boards Fluor Corporation (2024 - present) Hess Corporation (2022 - present)

Other Public Company Boards in the Last Five Years Evoqua Water Technologies Corporation (2020 - 2023) Infraestructura Energetica Nova, S.A.B. de C.V (2020 - 2021)

Additional Information

• Earlier in her career, spent more than 20 years at Fluor Corporation in a range of leadership roles, including President of the Government Group and Senior Vice President of Project Operations for the Energy & Chemicals Group

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Key Qualifications, Attributes

and Skills

Ms. Harker brings to our Board extensive global business experience with a wide-ranging management and financial background and experience in the digital transformation of businesses. Ms. Harker’s deep experience as both a recently sitting CFO and director of other public companies provides additional critical skills, including with respect to governance, strategic and transformative transactions, cybersecurity, operations, risk management, capital allocation, audit and compliance.

INDEPENDENT
VICTORIA D. HARKER Age: 60 Director Since: 2011 Board Committees • Audit • Nominating & Governance

Prior Professional Experience

• Served as Executive Vice President & Chief Financial Officer of TEGNA, Inc., a media company innovating in the digital age, from June 2015 when TEGNA spun off from Gannett Co., until December 2023, followed by her retirement from the company in March 2024

• CFO of Gannett from July 2012 to June 2015

• Prior to joining Gannett in 2012, served as the CFO and President of Global Business Services of the AES Corporation, a diversified, multinational power generation and utility company

• Prior to joining AES in 2006, held several key leadership roles including Acting CFO and Treasurer of MCI and CFO of MCI Group, a unit of World-Com Inc.

Current Public Company Boards Philip Morris International (2024 - present) Huntington Ingalls Industries (2012 - present)

Other Public Company Boards in the Last Five Years Stride, Inc. (2020 - 2022)

Additional Information

• Member of the American University Advisory Council for the Kogod School of Business

• Member of the Board of Trustees of American University

• Served as a trustee on the Board of Visitors of the University of Virginia (2012 – 2016) and continues to serve on a number of the University’s advisory boards

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Key Qualifications, Attributes

and Skills

Mr. Morelli brings extensive leadership experience and global perspectives, together with a deep background in industrial technology and innovation, business operations, manufacturing, and strategy. With nearly two decades of experience leading companies through transformative growth and innovation, he brings expertise in building smart and sustainable solutions, managing climate-related risks, shaping high-performance teams, and advancing inclusion and belonging in the workplace.

INDEPENDENT
MARK D. MORELLI Age: 61 Director Since: 2022 Board Committees • Audit • Leadership Development & Compensation (Chair)

Principal Occupation

• President & Chief Executive Officer of Vontier Corporation, a global industrial technology company focused on smarter mobility, since January 2020

Prior Professional Experience

• Served as President & Chief Executive Officer of Columbus McKinnon Corporation from February 2017 to January 2020

• Prior to joining Columbus McKinnon, served as President & Chief Operating Officer of Brooks Automation, Inc., and President & Chief Executive Officer of Energy Conversion Devices, Inc.

Current Public Company Boards Vontier Corporation (2020 - present)

Other Public Company Boards in the Last Five Years Columbus McKinnon (2017 - 2020)

Additional Information

• Served in a number of roles with United Technologies Corporation, including President, Carrier Commercial Refrigeration

• Began his career as a U.S. Army officer and helicopter pilot

Xylem 2025 Proxy Statement | 14

Key Qualifications, Attributes

and Skills

As a former President & CEO of a large public company and a seasoned director, Mr. Peribere brings extensive knowledge of leadership, strategy, sustainability, risk management, sales and marketing, and executive compensation. Given his deep experience with global industrial companies, he also brings to our Board expertise in manufacturing and operations, growth, integration of acquisitions, technology and product development.

INDEPENDENT
JEROME A. PERIBERE Age: 70 Director Since: 2013 Board Committees • Nominating & Governance (Chair)

Prior Professional Experience

• President & Chief Executive Officer of Sealed Air, a global manufacturer of protective and specialty packaging for food and consumer goods, from 2013 until his retirement in 2017

• Led the transformation of Sealed Air from a products-based company to a knowledge-based company, with a more unified organization through the company’s rebranding and renewed commitments to creating customer value and sustainability

• Previously served as the President & Chief Operating Officer of Sealed Air

Current Public Company Boards Ashland Global Holdings Inc. (2018 - present)

Additional Information

• From 1977 through 2012, held various leadership roles at The Dow Chemical Company, most recently as Executive Vice President of Dow and President and Chief Executive Officer, Dow Advanced Materials from 2009 through August 2012

Xylem 2025 Proxy Statement | 15

Key Qualifications, Attributes

and Skills

Mr. Pine brings to our Board valuable global leadership experience, and expertise in sales and marketing, business operations, supply chain, product management, innovation, technology, digital transformation and risk management, as well as extensive knowledge of the water industry and other relevant industries. He also brings deep experience leading and executing complex strategic transactions, including acquisitions and joint ventures. Mr. Pine is passionate about the future of water and developing the next generation of leaders in the water industry. He has led employee network groups throughout his career and champions Xylem’s reverse mentoring and sponsorship programs to advance a respectful and inclusive workplace.

CEO
MATTHEW F. PINE Age: 53 Director Since: 2024

Principal Occupation

• President & Chief Executive Officer of Xylem Inc. since January 2024

Prior Professional Experience

• Joined Xylem in 2020, served as Chief Operating Officer from January 2023 to December 2023 and previously led the Applied Water and Measurement & Control Solutions segments, and the Americas Commercial Team

• Prior to joining Xylem, held senior leadership roles at United Technologies Corporation, including President of Carrier Residential from 2018 to 2020

Current Public Company Boards Trane Technologies plc (appointed effective April 1, 2025 to present)

Additional Information

• Earlier in his career, held a number of sales and marketing leadership roles at Vestas Wind Systems, Lennox International Inc., and Trane Residential & Light Commercial Systems

• Member of the U.S. Business Roundtable

• Member of the World Economic Forum’s Alliance of CEO Climate Leaders

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Key Qualifications, Attributes

and Skills

Ms. Tretikov is a leading expert on artificial intelligence and business transformation and brings extensive innovation and technology and cybersecurity experience to our Board, as well as experience in climate accounting and measurement and evaluation of climate technology. She also brings valuable perspectives related to her experience applying a cross-disciplinary approach to creating solutions that address some of the world's most challenging problems and empower humanity through technology. Ms. Tretikov founded a company in the field of computational genomics while at college and has numerous patents and articles to her name in the field of technology-enabled business transformations.

INDEPENDENT
LILA TRETIKOV Age: 47 Director Since: 2020 Board Committees • Nominating & Governance

Principal Occupation

• Partner, Head of Artificial Intelligence Strategy, New Enterprise Associates, a global venture capital firm, since March 2024

Prior Professional Experience

• Former Corporate Vice President & Deputy Chief Technology Officer of Microsoft, a technology company, from April 2020 to January 2024

• Joined Microsoft in April 2018 as Corporate Vice President, Artificial Intelligence, Perception & Mixed Reality

• Served as Senior Vice President of Engie SA, a multinational energy company, and CEO and vice chairman of the Terrawatt Initiative, a non-profit organization launched by Engie and other multinationals with a mission to alter the Earth’s ecology through energy transition to CO2-negative systems, from December 2016 to December 2019

Current Public Company Boards Volvo Cars AB (2021 – present)

Other Public Company Boards in the Last Five Years SOPHIA Genetics SA (2023 - 2024) nam.R SA (2018 – 2023)

Additional Information

• Earlier in her career, held a number of leadership positions at technology companies and non-profit organizations, including as CEO and Executive Director of The Wikimedia Foundation and founder and CEO of a business that was ultimately acquired by Ameritrade

• Co-founder of nam.R SA, a Paris-based software company

Xylem 2025 Proxy Statement | 17

Key Qualifications, Attributes

and Skills

Mr. Yadav brings to our Board valuable global leadership experience and expertise in business operations, strategy and risk management, as well as extensive knowledge of emerging markets. He also brings more than 20 years of industrial experience and global P&L leadership serving diverse sectors, including heavy industry, aerospace, and automotive, and deep experience in deploying new product and service solutions and developing new business models, including energy transition linked to climate change.

INDEPENDENT
UDAY YADAV Age: 62 Director Since: 2020 Board Committees • Audit • Nominating & Governance

Principal Occupation

• Chief Executive Officer, TK Elevator, provider of elevator and escalator technology, since May 2022

Prior Professional Experience

• President & Chief Operating Officer, Electrical Sector, for Eaton, a power management company, from July 2019 to May 2022

• Joined Eaton in 1999 and held corporate-wide roles as well as leadership positions in all of the company’s operating groups, including in India, China, Europe and the United States

• Prior to joining Eaton, worked at Aeroquip-Vickers, which was acquired by Eaton, and Lucas Engineering & Systems, based in the UK

Additional Information • Served on the board of Hopewell, a therapeutic farm community addressing mental illness

**Note that after over seven years of service, Ms. Jeanne Beliveau-Dunn has informed the Board of Directors of her decision not to stand for re-election at the Annual Meeting. The Board thanks Ms. Beliveau-Dunn for her valuable service. Accordingly, the size of the Board will be reduced to nine directors as of the Annual Meeting.

Xylem 2025 Proxy Statement | 18

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent auditor that audits our financial statements and internal control over financial reporting. The Committee has appointed Deloitte & Touche LLP (“Deloitte”) to continue to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. While we are not required to have the shareholders ratify the selection of Deloitte as our independent auditor, we are doing so as a matter of good corporate governance.

Criteria for Re-Engaging Deloitte

Annually, the Audit Committee conducts an evaluation of Deloitte’s performance and independence in determining whether to reappoint the firm, carefully considering factors including: historical performance; the quality of Deloitte’s staff, work, controls and processes; independence, objectivity and professional skepticism; global capabilities, particularly given our footprint and the complexity of our business; other data related to audit quality and performance, including Public Company Accounting Oversight Board (“PCAOB”) inspection reports; length of time the firm has been engaged; and appropriateness of fees. Deloitte has served as the Company’s independent auditor since 2011. The Audit Committee believes this tenure results in enhanced audit quality and audit plans focused on key risk areas, and operational efficiencies gained by leveraging Deloitte’s deep institutional knowledge of our global operations and businesses, accounting policies and practices, and internal control over financial reporting. The Audit Committee periodically considers the rotation of the Company’s independent auditor because the Committee believes it is important for the registered public accounting firm to maintain independence and objectivity.

In conjunction with the SEC’s mandated rotation every five years of the independent auditor’s lead engagement partner, the Audit Committee participates in the process to select the lead engagement partner. The selection process includes management vetting potential candidates and recommending a finalist to the Committee. The Committee Chair then interviews the finalist and the full Committee is consulted for final selection. The current lead audit engagement partner, engaged in 2021, is expected to serve in this capacity through the completion of the 2025 audit.

Fees of Audit and Other Services

In considering the appointment of the independent auditor, the Committee carefully considers the competitiveness and appropriateness of the independent auditor’s fees, including impact on audit quality. The aggregate fees for professional services rendered by Deloitte, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates for the years ended December 31, 2024 and 2023 were approximately as follows:

	2024	2023
	(In thousands)
Audit Fees (1)	$8,784	$8,426
Audit-Related Fees (2)	181	130
Tax Compliance Services	101	13
Tax Planning and Consulting Services	0	95
Total Tax Fees (3)	101	108
All Other Fees (4)	8	4
Total	$9,074	$8,668

(1)
Audit fees consisted of: audit of the Company’s annual financial statements and internal controls over financial reporting; reviews of the Company’s quarterly financial statements; statutory and regulatory audits, consents and other services related to SEC matters; and financial accounting and reporting consultations. The increase in audit fees between 2023 and 2024 is due to: a) an agreed upon inflationary increase, and b) incremental work related to the acquisition of Evoqua Water Technologies Corp.
(2)
Audit-related fees consisted of audits and other attest work related to subsidiaries (other than statutory audits) and other miscellaneous attest services.
(3)
Tax fees consisted of fees for tax compliance and tax planning and consulting services. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred, to document, compute, and review amounts to be included in tax filings. Tax planning services are services and advice rendered with respect to the tax impact of regulatory changes and proposed transactions or services that alter the structure of a transaction to obtain an anticipated tax result. Such services include tax advice related to intra-group structuring.
(4)
Fees related to the Company’s subscription to research tools.

Xylem 2025 Proxy Statement | 19

Pre-Approval of Audit and Non-Audit Services

Each year, the Audit Committee pre-approves the engagement of the independent auditor and its projected fees for audit, audit-related and tax services, as set forth in the engagement letter. Consistent with this, in 2024, all services performed by Deloitte were pre-approved by the Committee in engaging the firm or pursuant to the Committee’s pre-approval policy.

The pre-approval policy sets forth a framework for general pre-approval of certain specified services to be performed by the independent auditor and related procedures for pre-approval of such services. Under the policy, pre-approval is generally provided for specific categories of audit, audit-related, tax and other services incremental to the normal auditing function, subject to determination by the Chief Financial Officer or Chief Accounting Officer that such services are included within the policy’s list of pre-approved services and also fall within the policy’s pre-determined aggregate amount. To minimize relationships that could impair, or appear to impair, the independent auditor’s objectivity, the policy also restricts the types of non-audit services that the firm may provide to the Company. The Committee considers non-audit fees and services when assessing auditor independence. Audit, audit-related and non-audit services that have not been pre-approved under the policy must be approved by the Audit Committee prior to performance of those services. The Committee Chair is authorized to pre-approve audit and non-audit services up to $100,000 on behalf of the Committee between meetings, provided such decisions are presented to the full Committee at its next regularly scheduled meeting.

Shareholder Ratification of Our Selection of Deloitte

The Audit Committee believes that continued retention of Deloitte as our independent auditor for 2025 is in the best interest of the Company and its shareholders. If the shareholders do not ratify the appointment, the Committee will take that into consideration when determining whether to retain Deloitte for the 2025 audit and also when appointing the independent auditor for the 2026 fiscal year audit. Even if the selection of Deloitte is ratified by shareholders, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

We Expect Deloitte to Attend Our Annual Meeting

Representatives of Deloitte attended all Audit Committee meetings in 2024, and are expected to be present and available to answer pertinent questions during the 2025 Annual Meeting, and to make a statement, if desired.

Xylem 2025 Proxy Statement | 20

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement or any portion hereof into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed thereunder.

AUDIT COMMITTEE REPORT

Xylem’s Audit Committee is a standing committee that reports to and acts on behalf of the Board of Directors. It is comprised of five directors, of which two are “audit committee financial experts” as defined by the SEC rules.

Purpose and Responsibilities

The Committee’s purpose and responsibilities are set forth in its charter, which is approved by the Board and can be found on the Company’s website, www.xylem.com, under “About Xylem,” then “Investors” and then “Corporate Governance.” The Committee reviews and assesses the adequacy of its charter at least annually and, when appropriate, recommends amendments to the Board. Descriptions of the Committee’s primary responsibilities and the independence and financial expertise of its members are included in this Proxy Statement under “Board Committees — Audit Committee” (see page 38).

The Audit Committee met seven times in 2024. During 2024, the Committee fulfilled each of the duties and responsibilities outlined in its charter and also focused on additional key areas, including, among other things:

Review and Recommendation Regarding Financial Statements

Management has primary responsibility for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and internal controls, and implementation of procedures designed to assure compliance with accounting standards and applicable laws and regulations. Xylem’s independent auditor is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with US GAAP, and expressing an opinion on the Company’s internal control over financial reporting.

The Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024 with management and Deloitte. The Committee also discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and SEC. In addition, the Committee received from Deloitte the written disclosures required by the PCAOB concerning independence and has discussed with Deloitte its independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for 2024 filed with the SEC.

This report is provided by the following independent directors who compose the Audit Committee of the Company’s Board of Directors:

Earl R. Ellis, Chair Jeanne Beliveau-Dunn	Victoria D. Harker Mark D. Morelli	Uday Yadav

(See Proposal 1- Election of Directors for the biography of each Audit Committee member standing for re-election, including areas of expertise.)

Xylem 2025 Proxy Statement | 21

PROPOSAL 3 — ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Our Board is committed to excellence in governance and recognizes the interest our shareholders have in our executive compensation. As part of that commitment, and as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, our shareholders are being asked to approve a non-binding advisory resolution on the 2024 compensation of our NEOs as disclosed in this Proxy Statement. This proposal provides shareholders the opportunity to express their views on our 2024 executive compensation program and policies. In considering your vote, you should review the information on our compensation policies and decisions regarding the NEOs presented in the “Compensation Discussion and Analysis” section.

At our 2024 Annual Meeting of Shareholders, our shareholders approved our 2023 NEO compensation, with approximately 82.7% of votes cast in favor of the proposal. We value this endorsement by our shareholders and believe that the outcome signals our shareholders’ support of our executive compensation program. Similarly, during our annual outreach of shareholders to solicit their input on a range of topics related to executive compensation and governance matters, our top shareholders expressed strong support for our executive compensation program. As a result, we continued our general approach to our executive compensation program through fiscal year 2024.

The Company’s LDCC considers the following when designing the executive compensation program:

The Board recommends you vote FOR the following resolution:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s NEOs as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

While the results of the vote are advisory in nature, the Board and the LDCC value feedback from shareholders and will carefully consider the outcome of the vote as part of the ongoing evaluation of the Company’s executive compensation philosophy and design. For a description of our annual shareholder outreach efforts regarding compensation and governance, see “Shareholder Engagement Program” in the “Corporate Governance” section.

The Board has adopted a policy of providing for annual advisory votes on executive compensation. Unless the Board modifies its policy on the frequency of holding such advisory votes, the next such advisory vote will occur in 2026.

Xylem 2025 Proxy Statement | 22

John Chevedden has advised the Company that he intends to submit the following proposal for consideration at the Annual Meeting. Such shareholder's address and number of shares of Xylem common stock may be obtained by a shareholder on written request to our Corporate Secretary. The proponent’s proposal is printed below verbatim, and the Company has not endeavored to correct any inaccurate statements that may be contained therein. The Company is not responsible for the contents of this proposal or the supporting statement. Our Board has recommended a vote against the proposal for the reasons set forth following the proposal.

PROPOSAL 4 — SHAREHOLDER PROPOSAL ON THE OWNERSHIP THRESHOLD FOR CALLING A SPECIAL MEETING OF SHAREHOLDERS

Proposal 4 – Support Special Shareholder Meeting Improvement

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.

To make up for our complete lack of a right to act by written consent we need the right of 10% of shares to call for a special shareholder meeting. Hundreds of major companies provide shareholders with the right to act by written consent.

Certain companies, that do not provide for a shareholder right to act by written consent, have a more reasonable stock ownership threshold to call for a special shareholder meeting. Southwest Airlines is an example of a company that does not provide for shareholder written consent and yet provides for 10% of shares to call for a special shareholder meeting.

Calling a special shareholder meeting is hardly ever used by shareholders but the main point of the right to call a special shareholder meeting is that it gives shareholders a Plan B option if management is not interested in good faith shareholder engagement

This proposal has consistently received more than 40%-support at recent Xylem shareholder meetings.

It is important to remember that it took much more Xylem shareholder conviction - based on the merits - to vote for this proposal than to reflexively vote according to the Xylem Board of Directors instructions.

The consistent 40%+ votes likely represented 50%+ majority votes from the Xylem shareholders who have access to independent proxy voting advice. It is long overdue that companies take action on 50%+ majority votes from shareholders who have access to independent proxy voting advice.

With the widespread use of online shareholder meetings it is much easier for Xylem to conduct a special shareholder meeting and our bylaws thus need to be updated accordingly.

Please vote yes:

Support Special Shareholder Meeting Improvement - Proposal 4

Board of Directors’ Statement of Opposition

The Board recommends a vote AGAINST Proposal 4. The Board takes a holistic approach to corporate governance and believes that this proposal is unnecessary in light of the existing right of our shareholders to call a special meeting, the Board’s record of making corporate governance changes that promote the accountability of management and the Board to shareholders, and Xylem’s robust shareholder engagement program and other strong governance practices, as detailed below:

Xylem 2025 Proxy Statement | 23

We adopted a right to call special meetings that reflects a balanced approach to enhancing shareholder rights and protecting the interests of all shareholders. Currently, holders of 25% or more of our common stock have the right to call a special meeting, pursuant to a Company proposal adopted by shareholders representing more than 80% of our outstanding shares at our 2014 annual meeting.

Prior to the adoption of this right in 2014, the Company reached out to its 25 largest shareholders, engaging in discussions on this topic with 17 shareholders. Since then, we have continued to regularly engage with our largest shareholders to discuss our governance profile and special meeting rights. These shareholders generally continue to support a 25% ownership threshold.

The proponent submitted similar proposals in 2018, 2019 and 2020. Taking into consideration prior votes on the proponent’s special meeting proposals and the results of our 2025 shareholder outreach, our Board continues to believe that the Company’s 25% threshold to call a special meeting provides shareholders with assurance that a reasonable number of shareholders consider a matter important enough to warrant a special meeting. Almost 27% of S&P 500 companies do not grant shareholders the right to call a special meeting. However, for a number of years, 25% has been the most common threshold at S&P 500 companies that have granted shareholders the right to call special meetings and is endorsed in the voting policies of a number of leading institutional investors that own our shares. We believe this threshold remains right for Xylem and our shareholders, particularly given our concentrated shareholder base. Preparing for, and holding, a special meeting is time-consuming and expensive. The 25% threshold helps avoid waste of Company and shareholder resources on addressing narrow or special interests.

Our shareholders can be assured that their right to be apprised of, and vote on significant matters is protected not only by their existing right to call special meetings, but also by state law and other regulations. Since it was spun off from its former parent in 2011, Xylem has been incorporated in Indiana, which requires that major corporate actions, such as a merger or a sale of all or substantially all of Xylem’s assets, be approved by its shareholders. Xylem is also listed on the NYSE, which requires, among other things, that listed companies obtain shareholder approval for issuances of equity representing more than 20% of an issuer’s voting power, as well as equity compensation plans and significant issuances of equity to related parties.

Our Board has a history of making corporate governance changes that promote accountability of management and our Board to our shareholders:

•
Declassified Board: In 2013, our Board proposed (and our shareholders approved) an amendment to the Company’s Articles of Incorporation to declassify the Board; all directors are now up for election annually.
•
Right to Call Special Meetings: As noted above, in 2014, our Board proposed (and our shareholders approved) an amendment to the Company’s Articles of Incorporation to allow shareholders owning 25% or more of our shares to request that the Board call a special meeting.
•
Proxy Access: In 2016, our Board amended our By-laws to adopt a proxy access right.
•
Right of Shareholders to Amend By-laws: In 2017, our Board proposed (and our shareholders approved) an amendment to the Company’s Articles of Incorporation to allow shareholders to amend our By-laws.

In addition, the Company maintains strong and effective practices that reflect our ongoing commitment to corporate governance:

•
Majority voting: Shareholders elect our directors by majority voting in uncontested elections.
•
No poison pill: We do not have a “poison pill.”
•
Independent Board leadership: Our Board Chair is independent under the NYSE’s listing standards.

Xylem 2025 Proxy Statement | 24

•
Independent directors: Other than Mr. Pine, our President and CEO, all of our directors are independent under the NYSE’s listing standards.
•
Annual self-assessments: Our Board and committees conduct robust annual assessments, including periodic facilitation by a third party with individual and peer assessments, as appropriate.
•
Prohibition on hedging, pledging and shorting: We have a policy against hedging, pledging and shorting by Company insiders, including directors and officers, involving the Company’s common stock.
•
Stock ownership guidelines: We have meaningful stock ownership guidelines for all Directors, NEOs and other senior executives.
•
Pay-for-Performance: Our executive compensation program emphasizes pay-for-performance.
•
Compensation Clawback: Our executive officers are subject to a clawback policy as well as clawback provisions in applicable equity grant agreements.
•
Shareholder Engagement: We continue to view direct shareholder engagement as critical to our Company’s success. To ensure that shareholders have an opportunity to raise important issues between annual meetings, Xylem’s leadership team meets regularly with shareholders to discuss our strategy, operational performance, and business practices and to share perspectives on corporate governance, sustainability and executive compensation matters; a number of these discussions with shareholders include our independent Board Chair.

We also periodically hold Investor Days (most recently in May 2024) where we meet with investors and present and discuss our long-term strategy and financial objectives.

The Board has carefully considered the level of support that the proponent’s special meeting proposal received at prior annual meetings in light of the feedback from our shareholders during our extensive conversations this past winter. Given the existence of a balanced and meaningful right to call a special meeting that serves the best interests of our shareholders, and our demonstrated and continuing commitment to effective corporate governance, as evidenced by our corporate governance changes and practices described above, the Board believes that this proposal is unnecessary.

Xylem 2025 Proxy Statement | 25

CORPORATE GOVERNANCE

ROLE OF THE BOARD

Oversight of Strategy

One of the Board’s key responsibilities is overseeing the Company’s strategy. The Board has deep knowledge and expertise in this area and regularly discusses our strategic priorities and businesses. Understanding that oversight of our strategy is a continuous process, the Board’s approach includes the following:

•
Each director participates in a comprehensive orientation program upon joining the Board (see the “Director Orientation and Continuing Education” section) where the director gains an understanding of Xylem’s strategy, businesses and operations.
•
At each of its meetings, the Board receives information and updates from our CEO, Chief Strategy & External Affairs Officer, Chief Growth & Innovation Officer, business Presidents and other senior leaders, as appropriate, with respect to the Company’s strategy, execution, and competitive landscape, including updates on key areas such as digital, innovation and technology, research and development, operations and supply chain, sustainability, and human capital management.
•
Strategic matters are also discussed at committee meetings, as appropriate, given each committee’s specific responsibilities, focus and expertise.
•
One Board meeting per year is dedicated to an intensive review and discussion of the Company’s strategic plans. During this meeting, the Board engages with the CEO, Chief Financial Officer ("CFO"), Chief Strategy & External Affairs Officer, Chief Growth & Innovation Officer, Chief Operations Officer, Chief People & Sustainability Officer (“CP&SO”), business Presidents, other senior leaders and members of management regarding the strategy and long-range plan, business objectives, competitive landscape, risks, market opportunities, market and economic trends, innovation and technology, key talent considerations and other developments. This review also includes our strategic approach to sustainability and human capital management matters, given their importance to Xylem’s strategy and business.
•
The independent directors hold regular executive sessions without management to discuss strategy.
•
The Board’s engagement on oversight of strategy continues between meetings in a variety of ways. For example, our directors may from time-to-time visit Xylem locations or locations of our strategic innovation partners or customers around the globe.

Our directors also have the opportunity to understand and assess how we communicate our strategy to investors through periodic shareholder engagement updates and Investor Days, most recently held on May 30, 2024.

While the Board and its committees oversee the development and evolution of the Company’s strategy, management is responsible for executing the strategy, and does so with a long-term mindset and focus on assessing both the opportunities for, and risks to, the Company and its stakeholders.

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Oversight of Risk

Management is responsible for day-to-day management of the Company’s risks, including the creation of appropriate risk management programs, policies and practices. Management conducts an enterprise risk management (“ERM”) program, which is an evergreen process using a widely accepted framework to identify, assess, monitor and communicate the Company’s strategic, operational, financial, compliance and reputational risks over the short-, intermediate- and long-term. Through the ERM program, we seek to identify and mitigate risks, and enable improved decision-making and prioritization of time and resources. Risk assessments are conducted annually and as needed in line with changes to our business and external factors. We continue to monitor our risks throughout the year, including to understand how internal and external factors may impact our risk profile and inform our mitigation plans. The ERM process also informs the Company’s disclosure and discussion of risks in its SEC filings. Together, the Board, its committees and management work with our businesses, functions, internal and independent auditors, as well as other external advisors, to incorporate ERM into the Company’s strategy, planning and business operations.

As an integral and ongoing part of its work, the Board oversees management’s approach to risk management and execution of its risk management responsibilities. This oversight includes the following:

•
Throughout the year, the Board discusses risk in general terms and in relation to the strategy, businesses and corporate functions, as well as specific proposed actions.
•
The Board receives regular updates from management on the Company’s financial and operating results, strategic execution, annual operating and long-range plans, and key enterprise risks, and provides appropriate input and perspectives.
•
Management periodically reports to the Board and committees on risks as they arise or as requested by the Board.
•
The Company’s independent directors hold regular executive sessions without management present to discuss risks facing the Company and management’s approach to managing and mitigating them.

The Board has delegated responsibility for oversight of certain risk categories to its committees based on each committee’s expertise and applicable regulatory requirements, as summarized below. Each committee regularly receives updates on these matters from management and reports on them to the full Board so that the Board has the information necessary to fulfill its risk oversight responsibilities.

Board	• Innovation and technology • Significant legal or reputational matters • Strategy and execution of strategic priorities • Supply chain • Capital deployment, including M&A	• Markets, customers and competitive landscape • Talent and culture; and CEO succession planning (assisted by N&G and LDCC) • Significant commercial and capital markets risks
Audit Committee
•
Financial statements and financial risks
•
Accounting, controls and financial disclosures
•
Tax strategy and related risks
•
Swaps and derivative transactions
•
Liquidity, credit ratings, debt covenant compliance and leverage targets
• Effectiveness of the Code of Conduct • Business ethics and anti-corruption program • Enterprise risk management processes and policies • Cybersecurity controls and reporting • Product safety
Leadership Development & Compensation Committee	• Executive compensation philosophy and program design • Executive development and leadership • Leadership succession planning	• Human capital initiatives related to talent management and development, workplace respect and environment, and inclusion and belonging • Non-employee director compensation
Nominating & Governance Committee ("N&G")	• Board composition and refreshment • Annual Board and committee assessments • Corporate governance • Business continuity, disaster recovery and crisis response	• Compliance programs: conflict minerals, data privacy, environmental, health, safety and security, and trade compliance • Sustainability and corporate social responsibility

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Oversight of Cybersecurity

The Board recognizes the importance of maintaining the trust and confidence of our customers, suppliers, employees and shareholders. In line with its broader strategic oversight, the Board oversees cybersecurity, including strategy and processes. To assist with oversight of cybersecurity, the Board has delegated to the Audit Committee responsibility to oversee cybersecurity controls and reporting. As part of its independent oversight of the key risks, the Board and Audit Committee devote considerable time and attention to the oversight of management’s approach to cybersecurity and related risk mitigation, including strategy, controls, resources, policies, standards, processes and practices. At least semi-annually, the Audit Committee or full Board receive reports from the Chief Information Officer and Chief Information Security Officer, which include updates on the Company’s cybersecurity risk profile, assessments of the Company’s enterprise and product security programs, management’s strategy for managing risks, measures implemented to identify and mitigate cybersecurity risks, the status of projects to strengthen the Company’s cybersecurity posture, the emerging cybersecurity threat landscape, and other relevant topics. We have protocols and processes by which certain cybersecurity incidents, as specified by our Cybersecurity Incident Response Plan, are escalated within the Company and, as appropriate, to the Audit Committee.

The Board receives a report on the results of the Company’s annual ERM Program risk assessment, as well periodic updates on the ERM program, including ongoing monitoring of the Company’s risks, as appropriate. The ERM program has identified cybersecurity as one of the Company’s primary risks.

Additional information regarding our approach to cybersecurity is available in the Item 1C. Cybersecurity of our Form 10-K filed with the SEC.

Oversight of Human Capital Management

Our colleagues around the globe are united by our purpose – to empower our customers and communities to build a more water-secure world – and, as such, are key to the Company’s success and execution of our strategy. We seek to foster a high-impact culture – that is, one in which our colleagues are inspired to innovate, empowered to lead, and accountable to deliver – creating an environment that is purpose-driven, people-centered, respectful and inclusive.

We are committed to a workplace that creates a sense of belonging for everyone: where all our colleagues feel involved, respected, valued, heard, connected, able to bring their authentic selves to the workplace, and empowered to do their best work. We believe that Xylem is strongest when we embrace the power of belonging and inclusion to drive innovation, to make us more competitive, to positively impact employee and customer satisfaction and the Company’s performance, and to better serve the communities in which we operate, creating value for our shareholders and other stakeholders.

Our commitment to fostering this environment starts with our Board of Directors and senior leadership team, who represent a broad spectrum of backgrounds, identities and perspectives. The Board, through its Nominating & Governance Committee, assesses and manages board composition and refreshment, including consideration of a diverse mix of director backgrounds, experiences, skills, qualifications, viewpoints and education. (See “Board Composition and Refreshment”). We believe that the diversity of backgrounds, experiences and perspectives of our Board and senior leadership enhances our ability to evolve and execute our business strategy, attract and retain highly skilled talent with backgrounds and insights that reflect and support our customers and communities, foster an environment of inclusion and belonging, and provide our colleagues with merit-based and equitable access to opportunities.

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The Board, with the assistance of its committees, provides oversight of the Company’s human capital strategy and approach:

Board	• Board, CEO and leadership talent and succession planning • Culture and talent management and development to enable achievement of the Company’s strategy
Audit Committee	• Implementation and effectiveness of the Code of Conduct (see “Code of Conduct”) • Business ethics and anti-corruption program
Leadership Development & Compensation Committee
•
Leadership development and succession planning for senior leadership team
•
Leadership development for potential internal CEO succession candidates
•
Approach to talent management and development, workplace respect and environment, and inclusion and belonging

Nominating & Governance Committee
•
Board composition and succession planning, including director searches
•
Data privacy
•
External market scans for CEO succession talent
•
Environmental, health, safety and security programs
•
Sustainability program, including Xylem Watermark, our corporate social responsibility program

Additional information regarding our approach to human capital management is available in the “Human Capital" section of our Form 10-K filed with the SEC.

Oversight of CEO and Leadership Succession Planning

The Board has primary responsibility for CEO succession planning and selection, as well as oversight of succession planning for the senior leadership team. Key Board and committee activities around succession planning include:

•
The Board, with the assistance of the Nominating & Governance Committee, maintains current contingency plans in the event the CEO is unable to serve for any reason.
•
The Board periodically updates the CEO selection criteria and competencies.
•
The Nominating & Governance Committee assists the Board with CEO succession planning by conducting periodic external market scans for potential succession talent; while the LDCC assists the Board by focusing on potential internal CEO succession candidates and their development plans.
•
The Board regularly discusses with the CEO recommendations and evaluations of the senior leadership team members, including potential successors to the CEO and senior leadership team roles.
•
The LDCC oversees succession planning for senior leadership team roles.
•
Together with the CEO and CP&SO, the Board and LDCC regularly review senior leadership talent, including readiness to take on additional leadership roles, and developmental opportunities needed to prepare senior leaders for greater responsibilities.

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CORPORATE GOVERNANCE POLICIES

We periodically assess our governance framework and our governance approach is informed by various perspectives. We participate in corporate governance organizations and other associations, including the World Economic Forum, the Business Roundtable, the National Association of Corporate Directors, the G100 and the Society for Corporate Governance, that provide valuable opportunities to interact with investors, peer companies, policy makers and other interested parties. These interactions provide opportunities for dialogue and knowledge sharing around corporate governance policy and practices.

Corporate Governance Principles

The Board has adopted Corporate Governance Principles that, together with the Company’s articles of incorporation, by-laws, Code of Conduct and Board committee charters, provide a governance framework for the Company and set out general principles regarding the functions and responsibilities of the Board, its committees and directors. The Corporate Governance Principles, which are reviewed by the Board periodically and were last updated in November 2024, emphasize the importance of Board composition and director performance and effectiveness.

The Corporate Governance Principles provide that directors must be able to devote the time required to prepare for and attend regularly scheduled Board and committee meetings, and participate in other matters necessary for sound corporate governance, including continuing education, customer interactions, site visits and communication with management.

To help assure that directors are able to fulfill their commitments to the Company, the Corporate Governance Principles provide that directors who are executive officers of public companies may not serve on more than three public company boards, including their own board and our Board. Directors that are not executive officers of public companies may serve on no more than four public company boards, including our Board. However, as provided in the Corporate Governance Principles, even when directors have not exceeded these guidelines, any new or proposed directorships or affiliations are reviewed with respect to actual or potential conflicts or other concerns, including the effect on such director’s ability to devote the time required for service on our Board. Accordingly, the Nominating & Governance Committee exercises careful judgment on outside director commitments based on each director’s particular circumstances, taking account of their experience, the depth and quality of their leadership and engagement with management and other Board members, and the timing of other board commitments.

The Corporate Governance Principles also provide that when a director retires, or their principal occupation significantly changes, that director will offer to tender their resignation. The Nominating & Governance Committee will make a recommendation to the Board whether to accept or reject the offer to tender resignation. The Corporate Governance Principles are available on our website at www.xylem.com, by selecting “About Xylem,” then “Investors” and then “Corporate Governance.” A copy of the Corporate Governance Principles will be provided free of charge to any shareholder upon written request to our Corporate Secretary.

Code of Conduct

Our Code of Conduct sets out Xylem’s values and requires all of our directors, officers and employees to act ethically and honestly. Our Code of Conduct is reviewed and updated regularly and includes relevant topics, including safety and health, workplace respect, anti-corruption, conflicts of interest, insider trading, recordkeeping and financial reporting, cybersecurity, data privacy, reputation, use of social media, sustainability, and reporting concerns. The Code of Conduct, which is available in over 20 languages, can be found on our website at www.xylem.com, by selecting “About Xylem” and then “Our Code of Conduct.” We will disclose within four business days any substantive changes in, or waivers of, the Code of Conduct granted to our directors or executive officers by posting such information on our website rather than by filing a Current Report on Form 8-K. A copy of the Code of Conduct will be provided free of charge to any shareholder upon written request to our Corporate Secretary.

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Related Party Transactions

We have a written policy that governs the reporting, review and approval or ratification of transactions with related parties. The policy covers, but is not limited to, the related party transactions and relationships required to be disclosed under SEC rules. The policy supplements our Code of Conduct, which addresses potential conflict of interest situations. Under our policy, directors and executive officers are required to promptly notify the Chair of the Nominating & Governance Committee and our Corporate Secretary of any actual or potential related party transactions so that the transaction can be reviewed and considered for approval or ratification by the Nominating & Governance Committee.

In reviewing related party transactions, the Nominating & Governance Committee will consider the relevant facts and circumstances, including:

•
Whether terms or conditions of the transaction are generally similar to those available to third parties;
•
The level of interest or benefit to the related party;
•
The availability of alternative suppliers or customers; and
•
The benefit to the Company.

Any Nominating & Governance Committee member who is a related party with respect to a transaction under review may not participate in the deliberations about the transaction or vote on its approval or ratification.

The policy provides pre-approval for certain types of transactions that the Nominating & Governance Committee has determined do not pose a significant risk of conflict of interest, either because a related party would not have a material interest in a transaction of that type or due to the nature, size or degree of significance of the transaction to Xylem.

Since January 1, 2024, there have been no related party transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Political Activities

Xylem believes that transparent and responsible participation in the public policy process is an important means of enhancing long-term shareholder value. Furthermore, as a thought leader and a leading global water technology company committed to solving the world’s water challenges, Xylem believes it has a responsibility to participate in the public policy process. Accordingly, we engage in public policy advocacy on issues that are core to our businesses through ongoing, constructive and transparent interactions with government officials, policymakers, industry and trade associations and other stakeholder groups. These engagements are grounded in and guided by our unwavering commitment to strong corporate governance, compliance with our Code of Conduct, and respect and adherence to applicable laws in the jurisdictions in which we operate globally.

We have a written Political Activities policy, which specifies, among other things, that:

•
Lobbying activities by or on behalf of Xylem will comply with applicable laws, including with respect to registration and the filing of required information;
•
Neither Xylem, nor anyone on its behalf, will make any direct or indirect political contributions in support of candidates or campaigns for political office, political causes or political views; and
•
Xylem will not form, maintain, support or sponsor any Political Action Committees.

We believe that involvement in industry and trade associations is beneficial to our business, and, therefore, we participate as a member in a number of these organizations. Our participation in an organization may be, in whole or in part, to advance collaborative and constructive approaches to industry engagement with policymakers and other stakeholders to help advance the Company’s public policy agenda and related business goals. We pay membership dues to a number of trade associations and industry groups that may use these funds at their discretion to fund political activities. However, our membership in an organization does not imply the Company’s endorsement of all of the policy positions of that particular group. We review these memberships annually to assess their business value and alignment with the Company’s overall public policy agenda. A copy of our Political Activities policy can be found on our website at www.xylem.com, under “About Xylem” and then "Political Activities Policy."

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BOARD LEADERSHIP STRUCTURE

Since the Company’s spinoff from its former parent in October 2011, our Board has been led by an independent Chair. The Board will consider the continued appropriateness of this structure as necessary to meet the best interests of the Company and its shareholders, and in light of the evolving needs of the Company. The Board believes that our current leadership structure strengthens the Board’s role in oversight of the Company. The Board also believes that the current structure allows our CEO to focus on executing the strategy and managing the business, while leveraging our independent Chair’s experience to drive accountability at the Board level.

Mr. Friel currently serves as our independent Chair, and will continue in that role contingent upon his successful re-election at the 2025 Annual Meeting. The Board believes Mr. Friel is well suited to serve as independent Chair given his significant managerial, operational and global experience, as well as his board leadership experience. As a result of his broad-based and relevant experience, and his deep knowledge of our business, our Board believes Mr. Friel is well positioned to carry out the responsibilities of the independent Chair, lead the Board and provide constructive, independent, and informed guidance and oversight to management.

Among Mr. Friel’s responsibilities as the independent Chair are the following:

•
Oversees the Board’s annual meeting calendar and work plan
•
In consultation with the CEO and other directors, sets the agenda for Board meetings, and chairs and leads the discussion at each meeting
•
Initiates and presides over the independent directors’ executive sessions without management
•
Has the authority to call meetings of the Board and the independent directors, set the meeting agendas, and chair and lead the discussions
•
Chairs the Annual Shareholder Meeting
•
Participates in engagements with our shareholders, upon request and as appropriate

•
Assists with the formulation of the Company’s strategy and drives Board oversight of management’s execution
•
Provides guidance and oversight to and liaises with management
•
Works with the LDCC to enable the independent directors’ annual performance review of the CEO
•
With all of the other directors, participates in the annual Board and committee assessment process
•
Performs such other functions and responsibilities as set forth in the Company’s Corporate Governance Principles or as requested by the Board from time to time

Our Corporate Governance Principles provide that if the Board decides to appoint an individual as Board Chair who is not an independent director, the independent directors will also appoint a Lead Independent Director.

The Lead Independent Director will have the following rights and responsibilities:

•
Call meetings of the Board and the independent directors
•
Preside at executive sessions of the independent directors
•
Preside at Board meetings in the Board Chair’s absence
•
Review and approve Board meeting agendas

•
Act as a liaison between the independent directors and the Board Chair
•
Be available for consultation and direct communication with shareholders, if requested and as appropriate
•
Perform such other duties as assigned from time to time by the Board

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IMPLEMENT KEY LEARNINGS

The Board identifies areas for continued focus and improvement and incorporates the learnings into its processes and annual workplan. Between assessments, the Board periodically reviews its progress implementing key outcomes from the assessments.

ASSESSMENT RESULTS

The Nominating & Governance Chair, and, in the case of a facilitated assessment, the third-party advisor present the assessment results and key themes to the full Board for robust discussion. The Chair or advisor may also provide feedback to individual directors, if and as appropriate.

The effectiveness of the Board and its committees is critical to Xylem’s success and the protection of the long-term interests of our shareholders and other stakeholders. Each year our Nominating & Governance Committee initiates a comprehensive assessment of the effectiveness of the Board and each of our committees and, at its option, individual directors. The objective of the annual assessment process is to identify and assess areas where the Board functions effectively and areas where it can improve.

The Nominating & Governance Committee conducts the annual assessment either via a self-assessment process through Board and committee surveys, followed by director interviews by the Committee Chair; or, on a periodic basis, the Committee considers engaging a third-party advisor to facilitate the assessment.

Our assessment process generates robust discussion at both the Board and committee level. These discussions create alignment among our directors and inform changes the Board implements that are designed to increase its effectiveness, processes and efficiency. For example, over the past few years, the Board has implemented changes related to meeting materials and boardroom dynamics, has identified areas and topics for additional focus and discussion, assessed the responsibilities of the committees, and prioritized opportunities for site visits, customer interactions, and engagements with external experts on relevant topics.

ASSESSMENT PROCESS

ASSESSMENT

For self-assessments, each director completes the Board and relevant committee surveys, and also engages in a 1:1 interview with the Nominating & Governance Chair. For facilitated assessments, each director and several senior leaders engage in in-depth interviews with the third-party advisor.

BOARD EFFECTIVENESS

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DIRECTOR INDEPENDENCE

Our Corporate Governance Principles require a majority of our Board to be comprised of directors who are independent, in accordance with the listing standards of the New York Stock Exchange (“NYSE”). The Board conducts an annual review and has determined that nine of our 10 current directors (Jeanne Beliveau-Dunn, Earl R. Ellis, Robert F. Friel, Lisa Glatch, Victoria D. Harker, Mark D. Morelli, Jerome A. Peribere, Lila Tretikov and Uday Yadav)

meet the independence requirements in the NYSE’s listing standards. In addition, all of the director nominees are independent. Matthew F. Pine is not independent because he has served as our President & CEO since January 1, 2024.

BOARD COMPOSITION AND REFRESHMENT

Board Tenure

When assessing the appropriate balance of experience, continuity and fresh perspectives with respect to director nominees and candidates, the Board considers, among other factors, length of tenure. The average tenure of the director nominees as of the Annual Meeting is approximately 6.3 years. Following the Annual Meeting, assuming all director nominees are elected, there will be six directors, comprising ~66% of the Board, who joined within the last five years, adding valuable fresh perspectives to the Board’s oversight and deliberations; with the remaining three director nominees, comprising ~33% of the Board, serving between 12 and 13.5 years and who bring a wealth of experience and knowledge concerning Xylem to the boardroom.

The Board has established a director retirement age policy of 72, as reflected in our Corporate Governance Principles. The Board believes that it is important to monitor its composition, skills and needs in the context of the Company’s long-term strategic goals. The Board further believes that it is important to balance refreshment with the need to retain directors who have, over time, developed significant insights into the Company, its operations and evolution, and who continue to make valuable contributions that benefit our shareholders and other stakeholders.

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Board Refreshment

On a regular basis, careful consideration is given to the composition of our Board in order to maintain an appropriate mix of experiences and qualifications, introduce fresh perspectives, and broaden and diversify the views and backgrounds represented on the Board. The Nominating & Governance Committee is responsible for identifying and evaluating potential director candidates, and reviewing and making recommendations with respect to the Board and committees’ compositions. The Nominating & Governance Committee seeks to identify candidates who possess the experience, skills, qualifications and attributes that will provide a broad range of personal characteristics to the Board, including diversity of thought and background, C-suite experience, financial expertise, and experience in key strategic areas including technology and innovation, global business and cybersecurity. In fulfilling its refreshment responsibilities, the Board and the Nominating & Governance Committee use an evergreen approach as follows:

Board Composition & Retirement	The Nominating & Governance Committee regularly reviews the board size and composition, including tenure and upcoming retirements given the Board’s mandatory retirement age of 72.
Director Recruitment

In identifying and evaluating candidates, the Nominating & Governance Committee considers whether and to what extent attributes and experiences complement the existing Board, including the impact on Board composition from upcoming director refreshment, and the needs driven by Xylem’s evolving strategy and diverse and global businesses and operations.

Board & Committee Assessments	Through its annual assessment process, the Board evaluates whether the mix of directors is appropriate given the Company’s strategy and evolution.
Committee Rotation

The Nominating & Governance Committee considers the periodic rotation of committee members and committee chairs in order to enhance perspectives and broaden and diversify the views and experience represented on the committees.

Director Onboarding

All new directors participate in a comprehensive orientation program to provide them with a strong foundation in Xylem’s strategic and financial performance, executive compensation program, culture, approach to sustainability and corporate governance policies and practices.

Board Composition

Xylem and its Board believe diverse backgrounds, experiences and perspectives in the boardroom are critical to the success of the Company and its ability to create long-term value for our shareholders and other stakeholders. Our Corporate Governance Principles specify that directors should possess the skills, experience and attributes necessary given the Company's needs, strategy and global operations and should reflect a diversity of backgrounds and personal characteristics. Directors should be persons of the highest personal and professional ethics, integrity and values, with significant accomplishments and recognized stature, and should bring a diversity of perspectives to the Board and a commitment to representing the long-term interests of the shareholders. The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool of candidates from which Board nominees are selected as part of each Board search. Our Nominating & Governance Committee strives to have a varied slate of candidates and considers the Board's composition when conducting the annual Board assessment. After extensive searches, over the past four years we have added five independent directors who are standing for election at the Annual Meeting. Each brings additional diverse and fresh perspectives, as well as deep experience to our Board:

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•
Lila Tretikov (2020) brings global perspectives and experience in innovation and technology, including artificial intelligence and business transformation.
•
Uday Yadav (2020) brings global perspectives and leadership experience, together with expertise in operations, strategy and industrial transformation.
•
Mark D. Morelli (2022) brings leadership experience and global perspectives, along with expertise in industrial technology and innovation.
•
Earl R. Ellis (2023) brings extensive business experience with broad financial expertise and background.
•
Lisa Glatch (2023) brings strategic and financial perspectives from senior leadership roles in the public and private sectors, including in the water, energy and environmental industries, and from her experience as a director on Evoqua's Board of Directors from 2020 until joining Xylem's Board at the time of the Evoqua transaction in May 2023.

Our nine director nominees reflect the Board’s careful approach to succession planning, resulting in a balanced and diverse mix of attributes, skills, experiences, backgrounds and perspectives in our boardroom, including:

8 of 9 are independent	4 of 9 have origins outside the U.S.	5 of 9 have CEO experience	6.3 years average tenure

1 Based on information provided by each director nominee. Global Origin indicates where director nominees were born and raised. Average tenure as of Annual Meeting date, May 13, 2025.

Director Orientation and Continuing Education

We have a comprehensive orientation program for all new directors with respect to their role as members of the Board and the particular committees on which they will serve. This orientation program includes one-on-one meetings with management and other directors, and extensive written materials, all of which provide a strong foundation in Xylem’s strategy, industry, business, financial performance, executive compensation program and corporate governance policies and practices. The orientation program may also include visits to Xylem sites.

Our Board believes that director education is vital to the ability of our directors to fulfill their roles and supports directors’ continuous learning. We have continuing education programs to help directors enhance their skills and knowledge, and recognize and deal appropriately with issues, risks and opportunities that may arise. These programs are typically part of regular Board and committee meetings and may be provided by management or third parties on various topics. The directors also periodically visit Xylem sites or those of our customers or innovation partners; such visits provide them with an opportunity to see firsthand the execution and impact of the Company’s strategy, and engage with Xylem employees, customers and partners to deepen their understanding of our business, products, services and solutions, culture, and the competitive landscape in which we operate. In addition, the Board encourages directors to participate in external continuing education programs, and the Company pays for all reasonable expenses incurred by directors to attend such programs.

nt of their authority to direct the voting of Xylem Inc. shares credited to their savings plan account and their proportionate share of Undirected Shares. Participants under these plans should mail their confidential voting instruction card to

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BOARD MEETINGS

Regular attendance at Board meetings and attendance at each Annual Shareholder Meeting is expected of each director. The independent directors hold regularly scheduled executive sessions without Company management present. Key members of management regularly attend and participate in Board meetings, presenting on important topics. We periodically hold meetings at Xylem facilities so that directors can see our operations firsthand and meet with employees, and we encourage our directors to visit our sites outside of meetings. Our Board also prioritizes engagement with customers, partners, key advisors and thought leaders, and other stakeholders.

Meetings & Attendance
•
Six Board meetings and 15 committee meetings.
•
>97% average attendance at Board and applicable committee meetings (held during the period that each director served). Each director nominee attended 94% or more of the total number of Board and applicable committee meetings.
•
All directors who stood for re-election at the 2024 Annual Meeting attended the Meeting.
•
The Board visited our Morton Grove, IL facility and also held a portion of its meeting there.
•
The Board engaged with several key customers to see and learn about Xylem’s solutions in action, and also directly hear the voice of the customer.

Executive Sessions
•
Executive sessions of the independent directors were held at all six Board meetings with the independent Board Chair presiding during these sessions.
•
Matters discussed included: operations, strategy and execution of strategic priorities, capital deployment including M&A, CEO performance, leadership succession planning and talent development, Board succession planning, and other key governance topics.

Management Participation
•
Regular management attendees included the CFO; General Counsel; Chief People & Sustainability Officer; Chief Growth & Innovation Officer; Chief Strategy & External Affairs Officer; Chief Operations Officer; and business Presidents.
•
In addition, other senior leaders and executives also participated in the Board and committee meetings, as appropriate.

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BOARD COMMITTEES

Our Board has established three committees to assist in discharging its duties: the Audit Committee, the Leadership Development & Compensation Committee, and the Nominating & Governance Committee. Written charters of these committees are approved by the Board and are reviewed at least annually and updated, as appropriate. Each committee’s charter is available on our website at www.xylem.com by selecting "About Xylem," then “Investors” and then “Corporate Governance.” The charters provide the full responsibilities of each committee. Outlined below are brief descriptions of each committee’s membership, purpose and key attributes and responsibilities.

Audit Committee	7 Meetings in 2024

CURRENT MEMBERS

Earl R. Ellis (Chair)

Jeanne Beliveau-Dunn[1]

Victoria D. Harker

Mark D. Morelli

Uday Yadav

INDEPENDENT

All Committee members meet the independence requirements of the NYSE, SEC, and our Corporate Governance Principles

FINANCIAL EXPERTISE

All Committee members are financially literate per NYSE listing standards, and Earl R. Ellis and Victoria D. Harker are “audit committee financial experts” under SEC rules

1 On January 10, 2025, Ms. Beliveau-Dunn advised the Board of Directors that she will not stand for re-election at the 2025 Annual Meeting.

Purpose

The primary purpose of the Committee is to assist the Board with oversight of the Company’s financial reporting processes and controls, independent auditor, internal audit function, and compliance with legal and regulatory requirements.

Key Responsibilities

•
Determine the independence, appointment, compensation, evaluation and retention of the independent auditor.
•
Review and discuss with management and the independent auditor the Company’s annual audited financial statements and quarterly financial statements.
•
Oversee the performance of the Company’s internal audit function and the scope and progress of audits.
•
Review significant findings or unsatisfactory internal audit reports, audit problems or difficulties encountered by independent auditors in the course of its audit, and review significant issues regarding the Company’s accounting principles and internal controls.
•
Review the business ethics and anti-corruption program, and the implementation and effectiveness of the Code of Conduct.
•
Oversee the Company’s cybersecurity program controls and reporting, and the product safety program.

Additional information on the Audit Committee’s processes and procedures for consideration in the ratification of our appointment of the independent auditor can be found in the Audit Committee Report on page 21.

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Leadership Development & Compensation Committee	5 Meetings in 2024

CURRENT MEMBERS

Mark D. Morelli (Chair)

Jeanne Beliveau-Dunn[1]

Robert F. Friel

Lisa Glatch

INDEPENDENT

All Committee members are independent per NYSE listing standards and our Corporate Governance Principles, and are “non-employee directors” under SEC rules

1 On January 10, 2025, Ms. Beliveau-Dunn advised the Board of Directors that she will not stand for re-election at the 2025 Annual Meeting.

Purpose

The primary purpose of the Committee is to provide oversight of compensation, benefits, development and succession for the CEO, executive officers and other senior leadership team members.

Key Responsibilities

•
Approve and oversee administration of the executive compensation program, including annual and long-term incentive plans.
•
In consultation with the Board’s independent directors, set annual performance goals for the CEO, evaluate CEO performance against such goals, and approve annual CEO compensation actions.
•
Approve individual compensation actions for executive officers and other senior leadership team members.
•
Oversee the establishment and administration of the benefit programs and severance policies for executive officers and other senior leadership team members.
•
Oversee succession planning for executive officers and other senior leadership team members, as well as the Company's leadership and development programs.
•
Recommend to the Board the compensation of non-employee directors.
•
Review the Company's approach to human capital management.
•
Engage and assess the performance and independence of an outside compensation consultant annually.

Compensation Risk Oversight

To assist the Board with its risk oversight responsibilities, the LDCC regularly considers the risks associated with the Company's compensation programs. In addition, each year our management team undertakes a comprehensive review of the Company's compensation policies and practices and presents the results of this review to the LDCC. Following the presentation of the results of the 2024 review, the LDCC concluded that the overall structure of our compensation program is designed with the appropriate balance of risk and reward in relation to our overall business strategy, and that there were no compensation-related risks reasonably likely to have a material adverse effect on the Company. The following table summarizes the risk mitigation factors for each element in our executive compensation program:

Xylem 2025 Proxy Statement | 39

Base Salary	• Fixed component, representing a relatively small percentage of total compensation
Annual Incentive Plan (“AIP”)

•
Determined based on multiple performance factors to align executives globally on key business priorities
•
Assessment of the pay and performance relationship of AIP’s performance targets and range of potential payouts for appropriate pay-for-performance alignment

•
Final payouts made after a
validation process to confirm
business results and applicable
earned payout
•
Capped performance scores and
awards payable to any individual
•
Payouts for executive officers and
senior leadership team members
subject to a clawback policy

Long-Term Incentive Plan (“LTIP”)

•
LTIP awards are valued on the effective date of the grant
•
Balanced mix of performance metrics (two internal absolute metrics totaling 50% and one external relative metric totaling 50%) intended to facilitate pay-for-performance based on Company goals and directly linked to delivering shareholder value
•
Assessment of the relationship of LTIP performance targets and range of potential payouts to enable appropriate pay-for-performance alignment

•
Repricing or exchange of stock
options without shareholder
approval is prohibited
•
Payouts for executive officers and
senior leadership team members subject to clawback policy and LTIP grant agreements' clawback provisions.
•
Stock ownership guidelines
applicable to senior leadership
team members (see "Stock
Ownership Guidelines" section)
•
Strong insider trading policy,
including prohibition of hedging,
pledging and shorting or our
securities

See “Compensation Discussion and Analysis” for additional information on the LDCC’s role and responsibilities.

LEADERSHIP DEVELOPMENT & COMPENSATION COMMITTEE REPORT

The Leadership Development & Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Leadership Development & Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Leadership Development & Compensation Committee of the Company’s Board of Directors:

Mark D. Morelli, Chair Jeanne Beliveau-Dunn	Robert F. Friel Lisa Glatch

Xylem 2025 Proxy Statement | 40

Nominating & Governance Committee	3 Meetings in 2024

CURRENT MEMBERS

Jerome A. Peribere (Chair)

Victoria D. Harker

Lila Tretikov

Uday Yadav

INDEPENDENT

All Committee members are independent per NYSE listing standards and our Corporate Governance Principles

Purpose

The primary purpose of the Committee is to see that the Board of Directors is appropriately constituted to meet its fiduciary obligations to our shareholders, and to take a leadership role in shaping the corporate governance of the Company.

Key Responsibilities

•
Develop, review and recommend to the Board updates to the Corporate Governance Principles.
•
Evaluate and recommend to the Board the composition, governance and structure of the Board of Directors and composition of the Board committees, including the chairs.
•
Administer the annual Board and committee assessment process.
•
Conduct searches for prospective directors and identify, evaluate and propose nominees for election to our Board of Directors.
•
Review corporate governance developments and the Company’s shareholder engagement strategy.
•
Lead the CEO succession process to evaluate, screen and recommend to the Board potential external candidates, and recommend to the Board contingency plans in the event the CEO is unable to serve for any reason.
•
Oversee specialty compliance programs and other risks, including business continuity, crisis response, conflict minerals, data privacy, environmental, health, safety and security, and trade compliance.
•
Review the corporate social responsibility and sustainability programs.

SHAREHOLDER ENGAGEMENT PROGRAM

Our Board values the input and insights of the Company’s shareholders and believes that effective Board-shareholder communication strengthens its role as an active, informed and engaged fiduciary. Our Board views engagement as a year-round conversation with shareholders about creating long-term sustainable value. Accordingly, the Board seeks to maintain a framework for deep, frequent, and productive conversations with the Company’s shareholders.

In December 2024, we invited our largest shareholders to engagement meetings. A number of shareholders declined invitations for engagement, noting that they had no concerns with our governance and compensation practices. These engagement meetings are an opportunity to discuss key aspects of the Company’s governance profile, compensation philosophy and program, and performance around sustainability and social value creation, among other things. These meetings also provide a forum for management to solicit feedback regarding the practices and policies that are important to our shareholders.

Xylem 2025 Proxy Statement | 41

Who We Engaged With	• Institutional shareholders • Retail shareholders • Investor roundtables	• Proxy advisory firms • Sustainability rating organizations
How We Engaged	• Annual Meeting • In-person and virtual meetings • Quarterly earnings calls • Investor Day (May 30, 2024) • Investor conferences
•
Investor Relations' response to individual shareholder inquiries and correspondence
•
Website postings of presentations, earnings releases, sustainability reports, stock and other financial information
•
Response to surveys and data requests

Engagements Included
•
Independent Board Chair, to provide our largest shareholders with the Board's perspective on corporate governance, including board succession, board composition, and the Board's oversight of critical areas such as strategy, risk management, cybersecurity, sustainability and corporate transactions.
•
Senior management
•
Functional representatives, including Investor Relations, Legal, Executive Compensation, Sustainability and Cybersecurity

Governance Topics Discussed
•
Board Oversight of Risk, including Cybersecurity
•
Board Policy on Outside Directorships
•
Board-Shareholder Engagement
•
Board Succession and Composition
•
CEO and Senior Leadership Succession
•
Corporate Governance Profile
•
Board Leadership Structure
• Strategy • Disclosure and Transparency • Inclusion and Belonging • Executive Compensation Philosophy and Design • Sustainability Approach, Goals & Value Creation for Society • Supply Chain

Management reviews with the Board the key themes and insights from all shareholder engagement meetings, as well as broader governance trends, all of which the Board considers in making decisions regarding our governance practices and policies and executive compensation. We may from time to time hold follow-up conversations with shareholders to address important issues that will be considered at the Annual Meeting. The outreach and engagement by our management team may also include additional director participation when the topic or the nature of the shareholder request makes this a more meaningful outreach approach.

In addition to shareholder engagement, we also participate in corporate governance organizations and other associations that provide valuable opportunities to meet with a variety of investors, peer companies, policy makers and other interested parties to engage in dialogue around corporate governance policy and practices.

Xylem 2025 Proxy Statement | 42

Say-On-Pay Engagement

We review our executive compensation program at each Leadership Development & Compensation Committee meeting throughout the year. We also regularly engage with our shareholders to understand factors they consider to be most important when evaluating our Company. This feedback and our Say-on-Pay voting results are crucial to our continued assessment of our compensation programs, policies and decisions. In 2023 and 2024, our shareholders voted in favor of our Say-on-Pay with 83.1% and 82.7%, respectively. In response to those results and to inform the Committee’s work on 2025 executive compensation design, in the fall of 2024 we undertook proactive and targeted engagement, extending invitations for one-on-one discussions to 13 shareholders representing over 26% of our outstanding shares and engaging with nine shareholders representing over 21% of our outstanding shares. During these engagements, we presented potential changes to our 2025 executive compensation program designs and heard the shareholders’ feedback on these changes. With the benefit of these insights, the Committee implemented several key changes to our 2025 executive compensation program designs to enhance alignment with the Company’s strategic priorities, simplify the programs, and further drive accountability in line with our pay-for-performance, detailed on page 54.

COMMUNICATING WITH THE BOARD OF DIRECTORS

The Board has established a process to facilitate communication between shareholders and other interested parties with the Company’s independent directors. Communications intended for the Board, or for any individual member or members of the Board, should be sent by:

Mail:	E-mail:

Xylem Inc.	independentdirectors@xylem.com
Attn: Corporate Secretary
301 Water Street SE
Washington, DC 20003

In general, any shareholder communication delivered to management for forwarding to the Board or specific directors will be forwarded in accordance with the shareholder’s instructions. Correspondence addressed to “Non-Employee Directors” will be forwarded to our independent Board Chair. Junk mail, advertisements, resumes, spam and surveys will not be forwarded to the Board, Board Chair or individual directors, nor will abusive, threatening or otherwise inappropriate materials.

COMMITMENT TO SUSTAINABILITY

Xylem 2025 Proxy Statement | 43

As a leading global water solutions company, we empower customers and communities to build a more water-secure world by addressing some of the most urgent sustainability challenges - responsible stewardship of our shared water resources and resiliency of communities to climate change. We build strong partnerships committed to sustainability across our entire value chain. Engaging suppliers, colleagues, customers, and other partners in practices that support a healthy business ecosystem is key to driving positive change across the industry.

Our Communities

With our solutions, technical expertise, and strong community partnerships, we advance sustainability and water stewardship across communities. Our corporate social responsibility program, Watermark, works with non-profit partners and Xylem volunteers to provide access to clean water, sanitation, and education, supporting the further development of resilient, water-secure communities.

Our Customers

We collaborate with water operators, utilities, and users of water to tackle issues such as water scarcity, quality, availability, resilience, and affordability by enabling them with leading technology and services.

Our Company

We are committed to conducting our business with integrity, reducing our environmental impact, continuously enhancing product quality and sustainability creating a thriving workplace that prioritizes safety and wellbeing, and fostering a respectful and inclusive environment.

Three strategic pillars – Decarbonize the Water Sector, Accelerate Corporate Water Stewardship, and Advance Water, Sanitation and Hygiene (WASH) Access - guide our actions for creating the highest impact towards our commitment to water security. They address the greatest challenges our stakeholders face and highlight where Xylem and our solutions play a unique role in creating lasting, positive impact. Our sustainability strategy and an update on our progress towards achieving our goals are outlined in our annual Sustainability Report.

Sustainability Governance

Robust governance structures are critical to supporting the effectiveness and credibility of our sustainability programs, commitments, goals, and reporting. From our Board to our teams operationalizing sustainability across our businesses, we seek to maintain a governance structure that provides strong oversight with responsiveness to operational needs. Strong governance over the Company’s approach to sustainability starts with our Board with the assistance of its committees. Our CEO, Chief People and Sustainability Officer, and members of the senior leadership team lead execution of our sustainability strategy and drive progress toward our strategically aligned goals.

Xylem 2025 Proxy Statement | 44

Board of Directors
•
Reviews the Company’s approach to sustainability as a strategic enabler for value creation
•
Regularly discusses with management sustainability, including risks and opportunities, implications for our strategy, and progress toward sustainability commitments
•
Reviews the Company’s businesses, including sustainability-focused activities, products and services, and innovation and technology
•
Receives regular reports from its committees on their oversight of sustainability matters
•
Periodically reviews responsibilities delegated to its committees to ensure appropriate and effective oversight of sustainability matters given broader trends and the evolving regulatory landscape

Nominating & Governance Committee

The Board has delegated to the Committee oversight of:

•
The Sustainability program
•
Corporate social responsibility, including Xylem Watermark
•
Business continuity and disaster recovery programs, and crisis response
•
Compliance programs, including environmental, health, safety and security, data privacy and conflict minerals

Leadership Development & Compensation Committee

The Board has delegated to the Committee oversight of:

•
Executive compensation, including linkage to sustainability performance
•
Leadership development and succession planning
•
Approach to aspects of human capital management, including regarding talent and the workplace

Audit Committee

The Board has delegated to the Committee oversight of:

•
Financial reporting processes and controls
•
Compliance with legal and regulatory requirements, including business ethics and anti-corruption, and cybersecurity controls and reporting

Sustainability-Linked Financing

Over the past decade, we have continued to align positive environmental and social impacts with strong economic outcomes, reinforcing our commitment to placing sustainability at the core of everything we do. In recent years, we further advanced our sustainable financing initiatives and the key performance indicators that support them. Examples of key initiatives include:

•
Launched a five-year revolving credit facility in 2023 featuring pricing adjustments based on Xylem's achievement of specific sustainability targets, alongside its credit rating.
•
Established a demand deposit account with yields on deposits linked to the achievement of our 2025 Sustainability Goals.
•
Completed a $1B green bond offering, with proceeds allocated to projects to improve water accessibility, affordability, and resiliency.
•
Transitioned supply chain finance agreements to sustainable frameworks, providing incentives for participating suppliers to initiate and improve their EcoVadis (or equivalent) scores.

Xylem 2025 Proxy Statement | 45

We remain committed to advancing our sustainability-focused financing strategy and aligning our capital deployment with our mission to drive meaningful environmental and social outcomes.

Sustainability-Linked Compensation

A portion of the individual component of the 2024 Annual Incentive Compensation for our Chief Executive Officer and senior leadership team was tied to progress on several Sustainability Goals, including: improving Xylem’s women in leadership representation through merit-based hiring, promotions and pools of candidates from a range of backgrounds and demographics for all professional positions to attract and retain the most qualified talent; improving our injury frequency rate; achieving 100% process water recycling at our major facilities; and enabling customers to reduce their water demand. Also, further underscoring Xylem’s continued commitment to sustainability, the Company's 2021 special, one-time performance share units granted to all NEOs, as well as a broader group of senior executives, use goals to be achieved over a 5-year performance period that are based on five of our 2025 Sustainability Goals.

Sustainability Impact

Our sustainability initiatives are designed to create long-term value for all stakeholders and contribute to a more water-secure world. Ultimately, we strive to enable sustainability across our entire value chain, so that that every aspect of our operations aligns with our commitment to a sustainable future.

We have a comprehensive slate of 2025 Sustainability Goals and, in 2024, we announced several new ambitious 2030 Goals. In 2021, Xylem committed to setting science-based targets aligned to a 1.5ºC reduction scenario, in line with the Paris Agreement, by 2030 and net-zero greenhouse gas emissions (Scope 1, 2 and 3) by 2050. Following the acquisition of Evoqua, we resubmitted our 2030 science-based targets to the Science Based Target initiative (SBTi), based on an updated 2023 baseline for the combined company. In December 2024, our 2030 science-based targets were validated and approved by SBTi.

Each year, we assess and monitor the risks and opportunities related to the impact of climate change on our business. In 2024, we performed an updated climate scenario analysis under the Task Force on Climate-related Financial Disclosures framework. Additional details can be found in our Climate Action Plan on our website.

In setting our sustainability strategy and goals, we are aligned with the United Nations Sustainable Development Goals ("SDGs"), not only to substantiate our contribution to achieving global objectives, but also to be transparent in our communication to stakeholders by providing details on our objective to build a sustainable future. While Xylem embraces all 17 of the SDGs, we have a special focus on SDG6: Clean Water and Sanitation.

To further enhance our understanding and management of risks and opportunities related to sustainability, we are also committed to continuous progress aligned with the core principles of the United Nations Global Compact, CEO Water Mandate, Race to Zero, Women’s Empowerment Principles, and the Human Rights Campaign Foundation’s Global Business Coalition, among others.

Xylem’s ongoing commitment to sustainability and the results we have achieved have led to our inclusion on several of the world’s most prestigious sustainability equity indexes. In 2024, Xylem continued to benefit from external assessment of our sustainability program through a number of indices to inform on areas for our continued focus.

As a signatory to a number of sustainability-related compacts, pledges and mandates, Xylem is committed to continuous progress as this helps us better understand and manage our own opportunities and risks in the environmental and social domains with a focus on long-term value creation. Additional details can be found in our annual Sustainability Report and on our website at www.xylem.com.

Corporate Social Responsibility

Xylem Watermark, our corporate social responsibility program, has a mission to provide education and access to safe water to enable healthy lives, help build resilient communities and inspire and attract the next generation of leaders. Watermark continues to expand its humanitarian disaster response, youth empowerment and skills-based volunteering. We are proud of the program’s expanded strategy to engage a larger ecosystem of stakeholders, as well as the fact that in 2024, ~79% of Xylem colleagues volunteered over 220,000 hours. This employee-led volunteerism and broad engagement enhances the Company’s commitment to employee retention, recruiting, and collaboration in the communities in which we live and work.

Xylem 2025 Proxy Statement | 46

STOCK OWNERSHIP

CERTAIN BENEFICIAL OWNERS

Set forth below is information regarding any person known to the Company as of February 14, 2025 to be the beneficial owner of more than five percent of our outstanding common stock as of December 31, 2024. As of December 31, 2024, the Company had 242,969,539 shares of common stock outstanding. In providing the information below, we have relied on the most recent Schedule 13G/A filings with the SEC by the beneficial owners.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
BlackRock, Inc. (1) 50 Hudson Yards New York, New York 10001	24,255,217	10.0
The Vanguard Group (2) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	28,047,688	11.5

(1)
As of December 31, 2023, BlackRock, Inc. had sole voting power with respect to 21,690,536 shares and sole dispositive power with respect to 24,255,217 shares. The foregoing information is based solely on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 24, 2024. *Percent of class based on the total shares outstanding as of December 31, 2024 as indicated above.
(2)
As of December 31, 2023, The Vanguard Group had sole dispositive power with respect to 27,062,906 shares, sole voting power with respect to 298,538 shares and shared dispositive power with respect to 984,782 shares. The foregoing information is based solely on Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024. *Percent of class based on the total shares outstanding as of December 31, 2024 as indicated above.

Directors and Named Executive Officers

The following table shows the number of shares of our common stock beneficially owned by each director and NEO, and by all current directors and executive officers as a group as of March 7, 2025. The percentage of class shown is based on an outstanding share number of 243,322,974 as of that date. The number of shares beneficially owned by each director and NEO has been determined under the rules of the SEC, which provide that beneficial ownership includes any shares as to which a person has the power to vote or the power to transfer, and any shares the person has the right to acquire within 60 days by the exercise of any stock option or other right. Unless otherwise indicated, each individual has sole voting and investment power, or shares those powers with their spouse.

Name of Beneficial Owner	Total Shares Beneficially Owned (1)	Percentage of Class
Jeanne Beliveau-Dunn	7,298	*
Earl R. Ellis	1,847	*
Robert F. Friel	32,461	*
Lisa Glatch	7,608	*
Victoria D. Harker	17,919	*
Mark D. Morelli	3,835	*
Jerome A. Peribere (2)	27,579	*
Matthew F. Pine	247,250	*
Lila Tretikov	6,224	*
Uday Yadav	6,170	*
Rodney O. Aulick	92,161	*
Meredith Emmerich	—	*
William K. Grogan	10,676	*
Hayati Yarkadas	26,891	*
All Current Directors and Executive Officers as a Group (18 persons)	655,044	*

*Less than 1%

(1)
The shares shown include the following vested but deferred restricted stock units (“RSUs”): Jeanne Beliveau-Dunn, 7,297; Robert F. Friel, 10,539; Mark D. Morelli, 1,812; Jerome A. Peribere, 1,580; and all directors as a group, 21,228.
(2)
Shares shown include 25,999 shares held in the Jerome A. Peribere 2016 Revocable Trust of which Mr. Peribere is the trustee.

Xylem 2025 Proxy Statement | 47

Stock Ownership Guidelines

We believe that stock ownership guidelines are an important governance feature because they promote senior executive and director commitment to the Company, strengthen the alignment between compensation and shareholder interests, minimize excessive risk-taking to achieve short-term returns at the expense of long-term value creation, and build an ownership mentality among the Company’s senior executives and directors. Our guidelines provide for stock ownership levels for directors and senior executives as follows:

Chief Executive Officer	6 X Annual Base Salary
NEOs and Other Senior Leadership Team Members	3 X Annual Base Salary
Chief Accounting Officer	1 X Annual Base Salary
Directors	5 X Annual Cash Retainer

Executives and directors are encouraged to retain all shares acquired through the vesting of RSUs or performance share units (“PSUs”) and through the exercise of stock options until their applicable ownership levels are met. In addition to this expectation, the Company requires executives subject to the guidelines to retain a minimum of 50% of the net (after-tax) shares acquired through the vesting of RSUs and PSUs to meet the applicable ownership level.

Compliance with the guidelines is monitored periodically. Shares counted toward these guidelines include any shares held directly or indirectly, including unvested time-based RSUs. Unearned PSU awards and unexercised options are not counted toward these guidelines. We take the individual’s tenure into account in determining compliance. A director or executive is given five years from the date the individual first becomes subject to a particular level of stock ownership to meet the applicable requirement. As of March 7, 2025, all directors and executives have met, or are on track to timely meet, the ownership guidelines.

Insider Trading and Rule 10b5-1 Trading Plans Policy

We have adopted a robust insider trading policy, including related procedures, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. The policy applies to our directors, officers and employees and their respective family members (as defined in the policy), and entities over which such individuals have or share the ability to manage or control investment decisions, as well as contractors and consultants. The policy also applies to the Company itself when conducting transactions in its own securities (e.g., share repurchase transactions).

The policy prohibits all covered individuals and entities from trading in Xylem securities while in possession of material, non-public information. The policy provides guidance as to what constitutes material information and when information becomes public and it discusses the potential consequences of an insider trading violation. In addition, for certain individuals, the policy specifies quarterly blackout periods, open trading windows, and pre-clearance procedures for market transactions. The policy also provides for the implementation of special blackout periods, as appropriate; discusses additional trading restrictions and certain reporting requirements applicable to directors, officers, and designated key employees; and contains guidelines and requirements related to establishing Rule 10b5-1 trading plans in accordance with the safe harbor requirements of Securities Exchange Act Rule 10b5-1.

Our insider trading policy has been filed with the SEC as Exhibit 19.0 to our Form 10-K.

Prohibition on Hedging, Pledging and Shorting Xylem Stock

Our insider trading policy prohibits all covered individuals and entities, including directors, officers and employees, from engaging in any hedging transactions with respect to Company securities. This includes the purchase of any financial instrument (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) designed to hedge or offset any decrease in the market value of Company securities. Our insider trading policy also prohibits short sales of Company securities, derivative or speculative transactions in Company securities, and the pledging of Company securities in order to secure personal loans or other obligations.

Xylem 2025 Proxy Statement | 48

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and any persons beneficially holding more than 10% of the Company’s outstanding common shares to file statements with the SEC reporting their initial beneficial ownership of common shares, and any subsequent changes in beneficial ownership, by specified due dates established by the SEC. Based solely upon the Company’s review of the Section 16(a) reports filed for fiscal 2024 and related written representations from reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers were complied with during the year ended December 31, 2024, except for the following: Lila Tretikov filed one late Form 4 reporting a purchase (covering a total of 4 shares) and one late Form 4 reporting a sale (covering a total of 4 shares), each of which was delayed because notice of the transaction was not provided in a timely manner by the broker; and Albert Cho filed a late Form 3 due to EDGAR credentials that were delayed.

DIRECTOR COMPENSATION

Our non-employee director compensation program is designed to attract and retain experienced and knowledgeable directors. Our Board sets the compensation for our non-employee directors at the recommendation of the LDCC.

Guiding Principles

Our non-employee director compensation program is based on the following principles:

•
Fairly compensate directors for their time and effort with a compensation program consistent with peer companies.
•
Pay directors solely in the form of cash and equity.
•
Align the interests of our directors with our shareholders by providing at least 50% of the total value in equity and establishing robust stock ownership guidelines.
•
Impose limits on non-employee director compensation.
•
Have a transparent process by which directors can evaluate the compensation program in a deliberate and objective way.

Each non-employee director receives an annual cash retainer and an annual equity award in the form of RSUs, which are granted on the annual shareholder meeting date and vest the day before the next annual shareholder meeting. To reflect their additional responsibilities, the chair of each committee receives an additional cash retainer. The independent Board Chair receives an additional retainer consisting of cash and RSUs. Mr. Pine, as an employee director, does not receive any compensation for his service as a director.

Review Process

The Board delegated to the LDCC the responsibility to review and recommend any proposed changes in non-employee director compensation. In connection with such review, the LDCC periodically engages its independent compensation consultant to assist with benchmarking and analysis (any changes are generally made every three years). The compensation review consists of analysis of competitive market data from the peer group used for our executive compensation benchmarking, and a selected group of general industry companies that are similarly situated to Xylem from a revenue and market capitalization perspective. Based on the 2023 review, no changes to the director compensation program were made in 2024.

Xylem 2025 Proxy Statement | 49

The following table sets forth our 2024 non-employee director compensation program.

Compensation Element	Amount

Annual Cash Retainer*	$105,000
Annual Equity Award*	$165,000
Excess Meeting Fee	$2,000 for in person attendance $1,000 for telephonic attendance
Board and Committee Chair Retainers
Independent Board Chair*	$140,000
($70,000 cash; $70,000 RSUs)
Audit Committee Chair*	$25,000
LDCC Chair*	$20,000
All other Committee Chairs*	$15,000

* The compensation for a director who joins or leaves the Board during the year (or assumes additional responsibilities) is pro-rated for the months of service completed.

Limit on Director Compensation

Our Board compensation policy limits the total annual compensation for non-employee directors to $750,000 per year. This limit is inclusive of the value of the applicable annual cash retainer(s), excess meeting fees (if any) and the grant date fair value of the annual equity award.

Deferred Compensation Plan for Directors

Directors have the ability to defer up to 100% of their annual compensation as follows:

•
Cash retainers: may be deferred until earliest of termination of the director’s Board service, a specified distribution date, or death; deferred amounts could be credited with a fixed rate of interest, or adjusted periodically based on the value of our common stock until paid.
•
Settlement of RSUs: deferred until termination of the director’s Board service or an earlier specified distribution date.

Other Board Compensation

The Company reimburses directors for certain expenses incurred in connection with attending Board, committee and shareholder meetings, including travel, hotel accommodations, meals and other reasonable incidental expenses for the director (and their spouse or domestic partner, if specifically invited to attend). The Company may also from time to time provide directors and their spouses or domestic partners with token gifts of nominal value. Directors are reimbursed for reasonable expenses associated with other Company-related business activities, including participation in director education programs.

Directors are eligible to participate in the Company’s matching gifts program on the same terms as our employees. Under this program, the Company will match or, in certain cases, double match, up to $10,000 in a director's annual donations made to Xylem Watermark or its non-profit partners.

Indemnification and Insurance

We indemnify our directors to the fullest extent permitted by law and maintain insurance to protect the directors from liabilities, including certain instances where the Company could not otherwise indemnify them. All directors are also covered under a non-contributory group travel insurance policy that provides travel assistance benefits and services, including medical insurance, evacuation coverage and accidental death and dismemberment coverage. Non-employee directors also participate in a non-contributory group life insurance plan that provides $100,000 of coverage.

Xylem 2025 Proxy Statement | 50

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Jeanne Beliveau-Dunn	105,000	165,000	2,132	272,132
Earl R. Ellis	123,750	165,000	5,132	293,882
Robert F. Friel	175,000	235,000	5,132	415,132
Lisa Glatch	105,000	165,000	332	270,332
Victoria D. Harker	111,250	165,000	5,498	281,748
Steven R. Loranger (4)	26,250	—	55	26,305
Mark D. Morelli	125,000	165,000	382	290,382
Jerome A. Peribere	120,000	165,000	3,132	288,132
Lynn C. Swann (4)	26,250	—	55	26,305
Lila Tretikov	105,000	165,000	132	270,132
Uday Yadav	105,000	165,000	132	270,132
(1)
The amounts represent cash compensation received in respect of service on our Board, as applicable, in 2024. Fees earned may be paid, at the election of the director, in cash or deferred cash. Non-employee directors may irrevocably elect deferral into an interest-bearing cash account or an account that tracks the performance of Xylem common stock. Messrs. Ellis and Friel elected to defer their annual cash retainer.
(2)
All directors received an annual equity grant of 1,156 shares of RSUs on May 16, 2024, the date of the Company’s 2024 Annual Meeting of Shareholders. Mr. Friel received an additional 491 RSUs, for his role as the independent Board Chair. Ms. Beliveau-Dunn, Mr. Friel, Mr. Morelli and Mr. Peribere elected to defer their 2024 RSU grants. The amounts shown in this column reflect the grant date fair value of the awards computed in accordance with FASB ASC 718, “Compensation—Stock Compensation”, and are calculated using a price per unit of $142.68, the closing market price of the Company’s common stock as reported by the NYSE on May 16, 2024, the aforementioned grant date. Assumptions used in the valuations are discussed in Note 17 to the Company’s audited consolidated financial statements for the year ended December 31, 2024 in our Form 10-K filed with the SEC on March 3, 2025.
(3)
Amounts shown are comprised of the annual premium for group life insurance provided to non-employee directors described in “Indemnification and Insurance,” and matching contributions to Xylem Watermark, our corporate social responsibility program, that Xylem made on behalf of directors who contributed up to a maximum of $10,000. All Other Compensation provided in excess of $1,000 pertaining to Watermark matching contributions are as follows: Ms. Beliveau-Dunn $2,000, Mr. Ellis $5,000, Mr. Friel $5,000, Ms. Harker $5,366, and Mr. Peribere $3,000.
(4)
Mr. Steven R. Loranger and Mr. Lynn C. Swann retired from the Board of Directors effective May 16, 2024.

DIRECTOR STOCK AND OPTION AWARDS OUTSTANDING AT 2024 FISCAL YEAR END

The following table reflects stock awards for non-employee directors outstanding as of December 31, 2024 (no stock options were outstanding).

Name	Outstanding Stock Awards (1)	Outstanding Other Deferred Shares (2)
Jeanne Beliveau-Dunn (3)	1,156	7,297
Earl R. Ellis	1,156
Robert F. Friel (3)	1,647	10,539
Lisa Glatch	1,156
Victoria D. Harker	1,156
Mark D. Morelli (3)	1,156	1,812
Jerome A. Peribere (3)	1,156	1,580
Lila Tretikov	1,156
Uday Yadav	1,156
(1)
Amounts shown reflect unvested RSUs granted to all non-employee directors for Board service in the 2024-2025 year, starting May 16, 2024.
(2)
The amounts shown reflect vested but deferred RSUs that the non-employee director previously elected to defer in Xylem's Deferred Compensation Plan for Directors.
(3)
The non-employee director elected to defer the 2024 RSU grant in Xylem's Deferred Compensation Plan for Directors. Ms. Beliveau-Dunn and Messrs. Friel, Morelli, and Peribere have elected to defer settlement at vesting in May 2025.

Xylem 2025 Proxy Statement | 51

Elements of Executive Compensation

Our executive compensation program consists of a competitive mix of elements aligned with our compensation philosophy and is designed to attract, motivate and retain the best talent. The majority of NEO compensation is performance-based in line with our high-impact culture and pay-for-performance focus.

EXECUTIVE COMPENSATION

TABLE OF CONTENTS:

Named Executive Officers ("NEOs")

Matthew F. Pine
President & Chief Executive Officer (“CEO”)

William K. Grogan
Senior Vice President ("SVP") & Chief Financial Officer (“CFO”)

Meredith Emmerich[1]
SVP & President, Applied Water ("AW")

Hayati Yarkadas
SVP & President, Water Infrastructure (“WI”)

Rodney O. Aulick
SVP & President, Water Solutions and Services ("WSS")

1 Ms. Emmerich joined the Company on October 21, 2024.

Compensation Discussion and Analysis	52
1. Executive Summary	52
2. Our Executive Compensation Program	56
3. Additional Compensation Elements	65
4. Compensation Decision-Making Process	65
5. Additional Information	66
Summary Compensation Table	67
All Other Compensation Table	68
Grants of Plan-based Awards Table	68
Outstanding Equity Awards Table	69
Option Exercises and Stock Vested Table	71
Non-Qualified Deferred Compensation	71
Potential Post-Employment Compensation	72
CEO Pay Ratio	75
Pay versus Performance	75

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

The CD&A section describes the compensation programs and philosophy for our NEOs in 2024:

1. Executive Summary

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2024 Executive Incentive Compensation Highlights

Based on our executive total rewards philosophy, the LDCC took the following compensation actions in 2024:

•
Base Salary: The LDCC approved base salary merit increases of 0% to 5% for our NEOs based on a review of market data and performance. In addition, Mr. Pine received a base salary increase of 69% in connection with his promotion to CEO effective January 1, 2024. See additional details in the “Our Executive Compensation Program” section under the “Base Salary” subsection.
•
AIP Awards: Our 2024 AIP was linked to the Company’s annual Team Financial Performance (composed of three equally weighted financial metrics) and Individual Objectives ("IOs") (e.g. delivery of financial targets, realization of growth and cost synergies, and continued execution of Xylem’s strategic priorities).

Metric definitions and additional details are provided in "Our Executive Compensation Program" section under the “Annual Incentive Plan” subsection.

For 2024, the LDCC approved a Team Performance score of 137% based on the Company's overall performance against the financial metrics. Actual AIP awards for the NEOs ranged from 137% to 140% of target, which took into consideration each NEO's achievement of their IOs. The determination of these scores is described in detail in “Our Executive Compensation Program” under the “Annual Incentive Plan” subsection.

•
LTIP Awards: Our LTIP awards are designed to align executive pay with long-term value creation for our shareholders, while reinforcing performance against key long-term financial metrics. The 2024 annual LTIP awards for NEOs were composed of: (1) 50% Performance Share Units (“PSUs”), of which 25% are earned based on a 3-year TSR metric relative to the S&P 500 (excluding financial services companies) (“rTSR”), 12.5% are earned based on a pre-set third year Adjusted EBITDA metric, and 12.5% are earned based on a pre-set third year Revenue metric, (2) 25% time-based Stock Options, and (3) 25% time-based Restricted Stock Units (“RSUs”). This multi-dimensional approach to long-term incentives provides a balanced focus on long-term financial performance, shareholder alignment, and retention.

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The value of 2024 LTIP awards for NEOs, as disclosed in the Summary Compensation Table, was set to generally align with a reasonable range around market median and to reflect individual performance and long-term potential.

Additional details about LTIP awards are in “Our Executive Compensation Program” under the “Long-Term Incentive Plan” subsection.

2024 Say-on-Pay Advisory Vote and Shareholder Engagement

Our Board values the input and insights of the Company’s shareholders and believes that effective Board-shareholder communication strengthens the Board’s role as an active, informed and engaged fiduciary. We engage regularly with our shareholders to understand factors they consider to be most important when evaluating our Company. This feedback and our Say-on-Pay voting results are crucial to our continued assessment of our compensation programs, policies and decisions. In 2024, 82.7% of our shareholders voted in favor of our Say-on-Pay. The LDCC believes this result conveyed our shareholders’ overall support of the existing executive compensation program designs.

To inform the Committee’s work on 2025 executive compensation design, in the fall of 2024 we undertook proactive and targeted engagement, extending invitations for one-on-one discussions to 13 shareholders representing over 26% of our outstanding shares and engaging with nine shareholders representing over 21% of our outstanding shares. During these engagements, we presented potential executive compensation program design changes for 2025 and heard the shareholders’ feedback on these changes. With the benefit of these insights, the Committee implemented several key changes to our 2025 executive compensation program design to enhance alignment with the Company’s strategic priorities, simplify the programs, and further drive accountability, as detailed in the next section.

2025 Modifications to Executive Compensation Design

The LDCC decided to implement AIP and LTIP design changes for 2025 after taking into consideration the feedback from shareholders as well as the Company’s strategic priorities, market analysis, and thorough discussions with management.

•
Change Our AIP Metrics: Starting in 2025, the AIP design will be based 100% on Team metrics and will remove the Individual Objectives component. The 2025 AIP metrics will be EBITDA Margin (Adjusted), Organic Revenue, and Free Cash Flow Margin (Adjusted). Additionally, for executives who have responsibility for a segment, their 2025 AIP design will include a mix of global and segment weightings. These changes are being implemented to more closely align our executive compensation structure to metrics critical to our shareholders, based on our updated company strategy. The introduction of segment metrics is designed to drive accountability for segment performance. In addition, the design is intended to be simpler and more transparent.
•
Align Our LTIP PSU Metrics: Starting in 2025, we will introduce Adjusted Cumulative Earnings Per Share as a metric for our PSUs, which replaces both Adjusted EBITDA and Revenue. We will maintain rTSR as a PSU metric and will change our rTSR comparator group to the S&P 500 Industrials Index, which is more comparable from a business perspective and still provides a robust constituency. Similar to the AIP changes, these changes are being implemented to align our LTIP metrics more closely with metrics that are important to our shareholders.

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Best Practices

Our executive compensation program incorporates the following practices:

✓
Pay-for-Performance: A significant portion of our NEO pay is performance-based and variable
✓
Double-Trigger Change of Control Provision: Double-trigger vesting upon a change of control for our severance plans and LTIP awards
✓
Peer Group Selection: Annual review of compensation peer companies ("Peer Group")
✓
Annual Compensation Risk Assessment: Global risk assessment of incentive-based compensation to identify any issues that could have a material adverse impact on the Company
✓
Balanced Compensation Design: Program designed to align with business strategy and shareholders’ interests, in the context of market practices, and to balance short- and long-term incentives, cash and equity, and fixed and variable pay
✓
Compensation Benchmarking: Benchmarking exercises on a regular basis to validate that our compensation programs are competitive and well-balanced
✓
Clawback: Recoupment policy applies to any incentive-based compensation received by executive officers, as required by SEC Rule 10D-1. Also, LTIP agreements provide for recoupment at the LDCC’s discretion of time-based and incentive-based equity compensation
✓
Proactive Management of Share Utilization: Regular review share utilization for reasonable overhang and annual run rate levels
✓
Stock Ownership Guidelines: Directors, NEOs and other senior leadership team members are expected to hold stock valued at a multiple of base salary or cash retainer, as applicable
✓
Insider Trading Policy: Robust insider trading policy
✓
Independent Compensation Consultant: Independent compensation consultant advises on executive officer and director compensation matters
✓
Say-on-Pay: Annual shareholder advisory vote
✓
Use of Tally Sheets: Clear visibility for LDCC on total NEO compensation as well as potential future payouts upon termination of employment

x No Executive Perquisites: No perquisites are currently provided to our NEOs

x No Special Retirement Plan for NEOs: NEOs receive same benefits available to the broader population of salaried employees

x No Tax Gross-Ups: Not provided except in the case of taxable relocation expenses or non-permanent international assignment support. No Section 280G excise tax gross-ups under our plans

x No Fixed-Term Employment Contracts: No fixed-term employment contract with any of our NEOs

x No Re-pricing of Stock Options or Cash Buy-Outs of Underwater Stock Options: No re-pricing or exchange of outstanding stock options that are priced above the prevailing market price with lower-priced stock options, stock or cash, without shareholder approval

x Prohibition on Pledging, Hedging and Shorting: Insider Trading Policy prohibits employees and directors from pledging Xylem securities, purchasing financial instruments, or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of Xylem securities

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2. Our Executive Compensation Program

Philosophy and Objectives

Our 2024 executive compensation program is based on the following principles:

Target compensation may be adjusted for individual performance, strategic impact, level of responsibility, potential, industry or functional expertise, tenure, internal pay equity, or special recruitment considerations for newly-hired executives. Actual compensation and incentive award payouts should vary with annual and long-term performance.

NEO Total Direct Compensation Mix

To align compensation levels for our NEOs with the Company’s performance and shareholder interests, our pay mix emphasizes variable compensation, including performance-based annual and long-term incentive awards. The following chart illustrates the 2024 target compensation mix for our NEOs. The percentages of total target compensation reflected in charts below were calculated using each NEO’s fiscal year 2024 base salary, target annual incentive compensation and target long-term incentive compensation.

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Compensation Benchmarking

Executive compensation is benchmarked using the compensation levels and practices for the NEOs at companies in our Peer Group and data from multiple broad-based compensation surveys. Each year, the LDCC reviews and selects companies to comprise the Peer Group for the next performance year based on various criteria, including but not limited to: business attributes, extent of global presence, revenue size, market capitalization and talent pool. In August 2023, the LDCC reviewed the current Peer Group and removed Crane Co. and Donaldson Company, Inc. and added Trane Technologies, plc, Ecolab Inc., and Veralto Corporation for the 2024 performance year based on analysis against our Peer Group selection criteria. Our 2024 Peer Group includes the following companies:

2024 PEER GROUP
Agilent Technologies, Inc. Ametek, Inc. Dover Corporation Ecolab Inc. (+) Flowserve Corporation Fortive Corporation IDEX Corporation Illinois Tool Works Inc. Ingersoll Rand Inc.

Lincoln Electric Holdings, Inc.

Parker-Hannifin Corporation

Pentair Ltd.

Rockwell Automation, Inc.

Roper Technologies, Inc.

Snap-On, Inc.

TE Connectivity

Trane Technologies plc (+)

Veralto Corporation (+)

* Based on reported GAAP revenues for the most recent four quarters ended on or prior to December 31, 2024.

** As of December 31, 2024.

In August 2024, the LDCC reviewed the current Peer Group and added Emerson Electric Co. for the 2025 performance year based on analysis against our Peer Group selection criteria.

2025 PEER GROUP
Agilent Technologies, Inc. Ametek, Inc. Dover Corporation Ecolab Inc. Emerson Electric Co. (+) Flowserve Corporation Fortive Corporation IDEX Corporation Illinois Tool Works Inc. Ingersoll Rand Inc.	Lincoln Electric Holdings, Inc. Parker-Hannifin Corporation Pentair Ltd. Rockwell Automation, Inc. Roper Technologies, Inc. Snap-On, Inc. TE Connectivity Trane Technologies plc Veralto Corporation

* Based on reported GAAP revenues for the most recent four quarters ended on or prior to December 31, 2024.

** As of December 31, 2024.

In addition to using the Peer Group for benchmarking NEO compensation, the LDCC uses data from multiple broad-based compensation surveys for assessing the competitiveness of our NEOs’ compensation. Survey data sources include Aon Hewitt’s Total Compensation Measurement and Willis Towers Watson’s Rewards Data Intelligence. Each

Xylem 2025 Proxy Statement | 57

survey includes approximately 500 to 1,000 participants. The LDCC does not select the companies that participate in these broad-based surveys and does not consider the specific participants in the surveys as a factor in its compensation determinations. Available information regarding compensation levels at our Peer Group companies and in surveys are both considered while developing “market median” consensus data.

Our NEOs’ actual compensation outcomes are intended to vary on a yearly basis in accordance with actual annual and long-term performance.

Elements of Our Executive Compensation Program — Overview

Our executive compensation program offers a mix of compensation elements with a significant focus on variable pay. As an executive’s grade increases, the proportion of variable pay increases. There are three core elements of the compensation program for our NEOs for 2024:

Fixed	Base Salary	• Fixed component	• Designed to be competitive with our Peer Group, and the markets from which we recruit, allowing us to attract and retain the best talent
At Risk	Annual Incentive Plan	• Variable component • A cash incentive plan intended to recognize results in a single performance year	• Designed to link pay to Xylem’s annual financial performance and strategic priorities
At Risk	Long-Term Incentive Plan	PSUs 50% of target LTIP award is provided as PSUs with a three-year cliff vesting schedule	• Designed to link pay to long-term performance, to align executive incentives with shareholder value, and to help facilitate stock ownership and retention
RSUs 25% of target LTIP award is provided as time-based RSUs, vesting equally over three years
Stock Options 25% of target LTIP award is provided as stock options, vesting equally over three years

Base Salary

Base salary is a fixed and core element of our executive compensation program designed to be competitive in the marketplace in order to attract and retain the best talent. Key factors that help determine base salary include:

•
Level and consistency of individual performance
•
Proficiency in the position, including skill set and knowledge for the position
•
Tenure in the position
•
Specific recruitment circumstances for newly-hired executives

Base salaries are reviewed annually for potential merit increase. In 2024, the LDCC provided Mr. Pine with a base salary increase of 69% to reflect expanded scope and responsibilities due to his promotion to CEO effective January 1, 2024. Mr. Aulick received a 5% salary increase based on a review of market median data and performance. The other NEOs did not receive an adjustment to their base salary.

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Annual Incentive Plan

Our AIP is a cash-based incentive program designed to link compensation to Xylem’s annual performance and strategy.

The “Target AIP Award” opportunity for our NEOs (expressed as a percentage of base salary) is set to generally align with market median. Actual “AIP Payout” is determined as follows:

Base Salary ($)	X	Target AIP Award (% of Salary)	X	(	Team Performance (Weighted 75%)	+	Individual Performance (Weighted 25%))	=	AIP Payout ($)

Each AIP performance metric and the overall AIP award is capped at 200% of target and results are interpolated between points for Team Performance results.

For Mr. Pine, the LDCC increased the Target AIP Award from 80% to 135% for 2024 to better align with the market median as a result of his promotion to the CEO role. For Mr. Grogan, the LDCC increased the Target AIP Award from 80% to 90% for 2024 to better align with market median for his position and to reflect his high performance. For Mr. Yarkadas and Mr. Aulick, the Target AIP Award remained at 75% and 70%, respectively.

Team Performance Metrics (75%)

For 2024, financial metrics were selected to reflect the importance of top line growth, profit, and management of free cash flow as the foundation for building shareholder value.

The performance targets for the financial metrics were based on internal operating plans that were established taking into consideration the high end of the range of the 2024 guidance we communicated to shareholders. This supports performance targets that are challenging, but achievable in order to motivate our NEOs and the broader employee base.

Definition, weighting, and payout percentage for each performance metric based on actual performance relative to target performance are summarized below:

			Actual Performance vs. Target for Payout Levels
Metric	Weighting	Target	Below Threshold (0% of Target)	Threshold Payout (50% of Target)	Target Payout (100% of Target)	Maximum Payout (200% of Target)
Organic Revenue (1)	25%	$8,520M	<95.6% of Target	95.6% of Target	100% of Target	104% of Target
Adjusted EBITDA (2)	25%	$1,670M	<91.7% of Target	91.7% of Target	100% of Target	106.7% of Target
Free Cash Flow Conversion (3)	25%	115%	<90%	90%	115%	130%

(1)
Defined as revenue excluding the impact of fluctuations in foreign currency translation as compared to target and contributions from acquisitions and divestitures.
(2)
Defined as earnings before interest, taxes, depreciation and amortization expense, adjusted to exclude share-based compensation charges, restructuring and realignment costs, gain or loss from sale of businesses, gain on remeasurement of previously held equity interest, and special charges.
(3)
Defined as free cash flow (net cash from operating activities, as reported in the Statement of Cash Flows, less capital expenditures at target) divided by net income, excluding the gain on sale of businesses and other non-recurring significant non-cash impacts, such as non-cash impairment charges and significant deferred tax items. Our definition of Free Cash Flow Conversion does not consider certain non-discretionary cash payments, such as debt.

Individual Objectives (“IO”) (25%)

For 2024, financial and non-financial IOs for NEOs were used to align closely with the Company’s strategy and sustainability approach, as described in other sections of this Proxy Statement.

IO scores are designed to be differentiated based on the assessment of the individual’s performance against IOs. There is no specific weighting assigned to each goal and the evaluation is non-formulaic. Higher IO scores are

Xylem 2025 Proxy Statement | 59

intended to be given to individuals with the highest performance relative to their financial and non-financial strategic objectives; and the lowest IO scores are intended to be given to individuals who have underperformed relative to their financial and non-financial strategic objectives. Each year, management and the LDCC review individual performance and set the distribution and range of IO scores.

To emphasize total Xylem performance and align the overall pool with business results, the Company funded the IO portion of the AIP award pool based on the 2024 overall Team Performance results with a floor of 90% of target. The IO pool funding floor recognizes that there may be significant performance contributions to current and future results even if current-year Team Performance based on our three financial metrics is below 90%. From a design perspective, individual IO scores could still range from 0% to 150% of target in 2024, keeping within the IO pool funding in total, and as such no portion of the AIP award is guaranteed to be paid.

2024 AIP Payouts in 2025

The LDCC evaluated Xylem’s actual Team Performance and performance against IOs to determine each NEO's AIP Payout for 2024.

Determination of 2024 Team Performance Score

The LDCC evaluated actual Team Performance against the pre-established metrics to determine the percentage of target earned with respect to each underlying financial metric (see below table). In addition, the LDCC considered the performance results in determining overall IO funding.

Team Performance Metrics	Weighting	2024 Target Performance	2024 Actual Performance	Actual vs. Target	Actual Payout %
Organic Revenue ($M)	25%	8,520	8,626	101%	131%
Adjusted EBITDA ($M)	25%	1,670	1,762	106%	183%
Free Cash Flow Conversion	25%	115%	113%	-2% delta	96%
Team Performance Score:					137%

For 2024, we overachieved our Organic Revenue growth and Adjusted EBITDA metrics based on strong backlog conversion, combined with cost productivity actions. We fell slightly short of target for Free Cash Flow Conversion primarily due to higher-than-planned accounts receivables due to the strong finish to the year on Organic Revenue. This performance resulted in a Team Performance score of 137% and an overall Company IO funding of 137% of target.

Determination of 2024 Individual Performance Scores

The LDCC reviewed each NEO's 2024 individual performance against their IOs and considered the following, as applicable:

•
Deliver 2024 financial targets for Organic Revenue, Adjusted EBITDA, and Free Cash Flow Conversion;
•
Realize growth and cost synergies from the continued Evoqua integration; and
•
Continue to deploy Xylem's strategic pillars of customer centricity, profitable growth, operational excellence, sustainability leadership, and high-impact culture.

The LDCC considered the management team’s strong performance in exceeding its overall financial commitments for 2024 (Team Performance score of 137%), and in delivering against non-financial dimensions in making the following determination of each NEO's Individual Performance score:

•
Mr. Pine was awarded an IO performance score of 110%, which recognizes management's delivery of a record year during leadership transition and significant transformation, Mr. Pine's strategic leadership on setting a clear vision and strategy for Xylem's future operating model, as well as management's achievement of cost and growth synergy results.

Xylem 2025 Proxy Statement | 60

•
Mr. Grogan was awarded an IO performance score of 110% based on his strong leadership in driving Xylem’s financial and operational performance, his contributions to the implementation of the new operating model and simplification of the business via 80/20.
•
Mr. Yarkadas was awarded an IO performance score of 105% based on strong performance of the WI segment as well as his leadership in implementing the new operating model in Europe.
•
Mr. Aulick was awarded an IO performance score of 100% to recognize strong performance of the WSS segment and the effective combination of the legacy Xylem and Evoqua organizations within WSS.

Determination of Actual 2024 AIP Payouts

The following table summarizes the actual 2024 AIP Payouts to the NEOs paid in March 2025:

Name(1)	Base Salary ($)	Target AIP Award (% of Salary)	Target Annual Incentive ($)	Range of Potential Payouts Based on Team & Individual Results ($)	Total Team & Individual Performance Score (%)	Actual AIP Payout ($)
Matthew F. Pine	1,100,000	135%	1,485,000	0 - 2,970,000	140%	2,085,311
William K. Grogan	725,000	90%	652,500	0 - 1,305,000	140%	916,273
Hayati Yarkadas(2)	606,260	75%	454,695	0 - 909,390	139%	630,719
Rodney O. Aulick	551,250	70%	385,875	0 - 771,750	137%	528,649

(1)
Ms. Emmerich joined the Company on October 21, 2024 and was not eligible for 2024 AIP.
(2)
Amounts paid to Mr. Yarkadas converted from Swiss Francs (CHF) to US Dollars (USD).

Long-Term Incentive Plan

Our LTIP is designed to link an executive’s compensation to long-term shareholder value creation as well as achievement of key financial priorities. The 2024 LTIP awards for NEOs included the following components:

PSU awards underscore our pay-for-performance philosophy, provide alignment with key long-term financial metrics, and strengthen the performance-based aspects of our compensation program for executive officers and other direct reports to the CEO. The LDCC also considers RSUs and stock options to be performance-based, at-risk pay because their value depends on stock price performance. The mix and balance of LTIP awards were chosen based on the LDCC’s belief in performance-based compensation elements in the context of the Company’s business strategy, as well as market trends and relevant practices among peer companies. The target LTIP award value for each NEO is established each year to be generally in alignment with the market median value for long-term incentives, but also considers potential, performance, retention, and certain other considerations.

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Performance Share Units

PSUs are stock awards that are settled in shares of Xylem’s common stock subject to three-year cliff vesting and achievement of performance metrics. All performance metrics for the 2024-2026 performance cycle are based on the combined Company (legacy Xylem and Evoqua).

2024 - 2026 PSU metrics are as follows:

•
Relative TSR (rTSR): 50% of the PSUs were granted at target (100%) with actual payout (0%-200% of the target number of shares) based on Xylem's three-year TSR relative to companies in the S&P 500 Index (excluding financial services companies). We believe rTSR helps us to further align the interests of our NEOs with those of our shareholders, and along with Adjusted EBITDA and Revenue, provides a balanced approach to address both internal and external performance. The potential payout levels (as a percentage of the target number of shares) based on actual performance are summarized below (results are interpolated between Threshold - Target and Target - Maximum). Payouts are capped at 100% of target if Xylem’s 2024-2026 rTSR is negative.

Performance Level	2024-2026 Relative TSR Rank	Payout as a % of Target Shares
Maximum	83rd Percentile and Above	200%
Target	50th Percentile	100%
Threshold	25th Percentile	25%
Below Threshold	Below 25th Percentile	0%

The LDCC selected the companies in the S&P 500 Index (excluding financial services companies) as the benchmark for rTSR in order to reflect the broader investment focus of our shareholders. Similar to the multiple broad-based compensation surveys in our compensation benchmarking, the S&P 500 is not a self-selected customized benchmark and provides a comprehensive and relevant comparison for our stock price performance against the broader market.

•
Adjusted EBITDA: 25% of the PSUs were granted at target (100%) with actual payout (0%-200% of the target number of shares) contingent upon the achievement of a pre-set third year Adjusted EBITDA target. We believe Adjusted EBITDA is a metric that aligns with our efforts to build long-term value for shareholders by focusing on earnings growth. The Adjusted EBITDA performance target for the 2024 - 2026 performance cycle was designed to be sufficiently challenging and aligned with the Company’s strategy. Potential payout levels as a percentage of target based on actual performance are summarized below (results are interpolated between Minimum - Target and Target – Maximum; no payout if results are below Minimum):

Performance Level	% to 2026 Adjusted EBITDA* Target	Payout as a % of Target Shares
Maximum	113.3%	200%
Target	100%	100%
Minimum	80%	50%

*Defined as earnings before interest, taxes, depreciation, and amortization expense, adjusted to exclude share-based compensation charges, restructuring and realignment costs, gain or loss from sale of businesses, gain on remeasurement of previously held equity interest, and special charges.

•
Revenue: 25% of the PSUs were granted at target (100%) with actual payout (0%-200% of the target number of shares) contingent upon the achievement of a pre-set third year Revenue target (at target currency rates). We believe Revenue is a metric that aligns with our efforts to build long-term value for shareholders by focusing on growth. The Revenue performance target for the 2024-2026 performance cycle was designed to be sufficiently challenging and aligned with the Company’s strategy. Potential payout levels as a percentage of target based on actual performance are summarized below (results are interpolated between Minimum - Target and Target – Maximum; no payout if results are below Minimum):

Xylem 2025 Proxy Statement | 62

Performance Level	% to 2026 Revenue Target	Payout as a % of Target Shares
Maximum	110%	200%
Target	100%	100%
Minimum	90%	50%

Key elements of the 2024 - 2026 PSUs were as follows:

•
Earned PSUs will be settled in shares upon vesting.
•
Holders of PSUs do not have voting rights.
•
Dividend equivalents are accrued and paid in cash only if and to the extent PSUs vest.
•
If an employee resigns or their employment is terminated prior to vesting, the PSUs are forfeited entirely, including any accrued dividend equivalents.
•
If an employee qualifies for retirement, dies or becomes disabled, a pro-rated portion of the PSUs vest based on actual performance.
•
PSUs will vest in full (assuming target performance) upon a termination of employment by the Company without “cause” or by the employee for “good reason” within two years of a change of control, or if the buyer does not assume or replace the awards in connection with a change of control.

Determination of 2022-2024 PSU Payouts

On March 1, 2025, the LDCC determined payouts for the 2022 PSUs for all NEOs. The 2022 PSUs were earned at 124% of target based on performance over the 2022-2024 performance period (excluding Evoqua) as shown below.

2022 PSU Award for Completed Performance Cycle in 2024

Performance Metric	Performance Level	Payout	Actual Result	Actual Payout
ROIC	Maximum: 12.6% Target: 11.7% Minimum: 10.5%	175% 100% 50%	13%	175%
Revenue	Maximum: $6,364 Target: $5,920 Minimum: $5,501	175% 100% 50%	$6,794M*	175%
rTSR	Maximum: 75th Percentile Target: 50th Percentile Threshold: 25th Percentile	175% 100% 25%	41st Percentile	73%
			Total Final Payout: 124% of target

*Translated at target currency rates.

Restricted Stock Units

RSUs are stock awards that are settled in shares of Xylem’s common stock subject to vesting requirements.

Key elements of the 2024 RSU awards were as follows:

•
RSUs awarded vest in three equal annual installments.
•
Holders of RSUs do not have voting rights.
•
Dividend equivalents are accrued and paid in cash only upon vesting/settlement of the awards.
•
If an employee resigns or their employment is terminated prior to vesting, the RSUs are forfeited entirely, including any accrued dividend equivalents.
•
If an employee qualifies for retirement, a pro-rated portion of the RSUs vest and applicable dividends will be paid upon retirement.

Xylem 2025 Proxy Statement | 63

•
If an employee dies or becomes disabled, the RSUs vest in full.
•
RSUs will vest in full upon termination of employment by the Company without “cause” or by the employee for “good reason” within two years of a change of control, or if the buyer does not assume or replace the awards in connection with a change of control.

Stock Options

Non-qualified stock options permit participants to purchase shares of Xylem’s common stock in the future at a price equal to the stock’s value on the date the stock options were granted, which is the stock option exercise price.

Key elements of the 2024 non-qualified stock option awards were as follows:

•
Stock options vest in three equal annual installments with a 10-year term and cannot be exercised prior to vesting.
•
If an employee resigns or their employment is terminated prior to vesting, the unvested portions of the stock options are forfeited entirely. Vested stock options expire the earlier of three months following the termination date or the original expiration date.
•
If an employee qualifies for retirement, a pro-rated portion of the unvested stock options vest and remain exercisable until the earlier of three years following the retirement date or the original expiration date.
•
If an employee dies or becomes disabled, unvested stock options vest in full and remain exercisable until the earlier of three years following the death or disability date or the original expiration date.
•
Unvested stock options will vest in full upon termination of employment by the Company without “cause” or by the employee for “good reason” within two years of a change of control, or if the buyer does not assume or replace the awards in connection with a change of control.

Earnings Black-Out Periods and Timing of Stock-Based Grants

The Company’s Insider Trading policy specifies a quarterly blackout period during which individuals designated as "Restricted Insiders" under the policy are prohibited from trading in the Company’s securities. In consideration of the timing around when the Company and Restricted Insiders may be in possession of quarterly performance-related material non-public information, the trading blackout period commences several weeks prior to the end of each fiscal quarter and re-opens several market trading days following our earnings releases.

In addition, the Company also follows an annual equity grant blackout calendar applicable to the award of options and other equity awards to NEOs, other executives and directors. The LDCC makes its annual compensation cycle decisions related to NEOs’ LTIP awards at the Committee’s first quarter meeting, typically in February. In consideration of our equity grant blackout calendar, annual LTIP awards to NEOs are granted no earlier than the second trading day following the Company’s filing of its Annual Report on Form 10-K. In addition, the Committee generally takes into consideration the annual equity grant blackout calendar with respect to the timing of any off-cycle LTIP awards to NEOs and other executives.

During 2024, the LDCC used market competitive data, potential, individual performance, retention and certain other considerations when it determined equity grants to be awarded to NEOs under the LTIP. In 2024, the LDCC did not grant stock options to any NEO during the period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-K, Form 10-Q or Form 8-K that disclosed material non-public information. In general, LTIP awards are granted to NEOs, other executives and directors on the approved grant effective date, during an open trading window and in alignment with the annual equity grant blackout calendar. For new hire NEOs, LTIP awards are granted on the later of the LDCC approval date, the start of employment, or other applicable date as required by our equity grant blackout calendar.

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3. Additional Compensation Elements

The primary focus of our executive compensation program is on base salary, AIP and LTIP awards, but we also provide other limited benefits that are market-competitive and deemed necessary to attract, motivate and retain a high-quality management team.

Retirement and Benefit Plans

NEOs (excluding Mr. Yarkadas) participate in the same U.S. retirement and benefit plans as the broader population of salaried employees, as applicable.

•
Retirement plans generally include the tax-qualified retirement savings plan, the non-qualified retirement savings plan, and the deferred compensation plan. We do not provide defined benefit retirement plans to the U.S. salaried population.
•
Benefit plans generally include group medical and dental coverage, group life insurance, group accidental death and dismemberment insurance, and short- and long-term disability insurance.

Mr. Yarkadas participates in the same retirement plan as the broader population of Switzerland-based salaried employees, as applicable.

Executive Perquisites

The Company does not currently provide any perquisites to NEOs with the exception that Mr. Yarkadas is eligible for and receives a car allowance on terms consistent with local Swiss policy that is aligned to market practice.

Severance Plan Arrangements

Xylem offers severance plan arrangements to provide transitional assistance to NEOs who are terminated from the Company either without cause or following a change of control. Xylem maintains two severance plans for its senior executives: the Xylem Senior Executive Severance Pay Plan and the Xylem Special Senior Executive Severance Pay Plan. These plans are described in more detail in the “Potential Post-Employment Compensation” section.

4. COMPENSATION Decision-Making Process

Role of the Leadership Development & Compensation Committee

The LDCC is responsible for the design of our compensation program to enable the Company to attract, motivate and retain executive and other top talent critical to our long-term success. The LDCC reviews management performance, internal succession planning, executive development and talent management programs and initiatives on a regular basis. The Committee's role includes providing overall direction for the total rewards philosophy and overseeing the total rewards programs for our NEOs and broader executive population. The LDCC annually reviews the executive compensation structure to confirm that it properly aligns with the Company’s strategic and business objectives and maintains a strong link to long-term shareholder value creation.

During the first quarter of each year, the LDCC reviews executive and company performance for the prior three-year period when determining PSU payout, and annual performance for the prior year when determining AIP Payout. The LDCC also approves compensation actions (currently in February), including base salaries, AIP targets and LTIP target awards for the current year, as well as payout of performance-based incentives for the prior performance cycles (typically on or about March 1). The LDCC is provided with tally sheets, which provide a comprehensive picture of each NEO’s total compensation and context for making pay decisions.

The LDCC establishes the total compensation for NEOs after seeking input from the CEO and CP&SO regarding each NEO's performance, as well as the LDCC’s independent compensation consultant. CEO compensation decisions are determined by the LDCC in consultation with the Board’s independent directors, based on performance against objectives and market benchmarking factors. The LDCC also has oversight of the establishment and administration of executive benefit programs and severance policies. For a full discussion of

Xylem 2025 Proxy Statement | 65

LDCC authority and responsibilities, please refer to the LDCC charter that is on our website at www.xylem.com, under "About Xylem,” then “Investors” and then “Corporate Governance.”

Role of the Compensation Consultant

The LDCC retained Meridian Compensation Partners (“Meridian”) as its independent compensation consultant starting in May 2024. Prior to that, Pearl Meyer served as its independent compensation consultant and attended the LDCC meetings prior to May 2024. In fiscal year 2024, Meridian only performed executive officer and director compensation services at the direction of the LDCC. Prior to engaging Meridian, the LDCC reviewed Meridian’s independence. The LDCC has determined that Meridian is independent and Meridian’s work does not raise any conflicts of interest pursuant to the SEC’s rules and the NYSE listing standards.

In 2024, at the request of the LDCC, Pearl Meyer or Meridian, as appropriate, attended all regular LDCC meetings and also met with the LDCC without management present at these meetings. Meridian provided the LDCC with assessments of and recommendations on our executive compensation philosophy and program design, and assisted with the selection of our 2025 Peer Group. At the direction of the LDCC, Meridian also worked with management to review the results of the annual executive compensation benchmarking exercise, as well as the results of the compensation benchmarking exercise of our non-employee director compensation program. The LDCC has sole authority to retain and terminate the compensation consultant and is directly responsible for overseeing and compensating the consultant.

Role of Management

Management routinely provides the LDCC with current and projected results of performance-based compensation plans, and external survey data that the LDCC may consider in making decisions around total rewards for NEOs. At the request of the LDCC, Committee meetings are regularly attended by the CEO, the CP&SO and the Vice President, Global Compensation, Benefits & Wellness. Management is responsible for leading discussions about the Company’s performance, succession planning, leadership development and total rewards programs. The CEO makes recommendations to the LDCC regarding total compensation to be paid to the Company’s executive officers and other senior leadership team members, other than himself, but all decisions are ultimately made by the LDCC.

5. Additional Information

Change of Control Agreements

Our NEOs do not have stand-alone change of control agreements. However, the Company’s short- and long-term incentive plans, severance arrangements and non-qualified deferred compensation plan provide additional or accelerated benefits in connection with a change of control. These benefits are described in detail in the “Potential Post-Employment Compensation” section. The Company does not provide any tax gross-ups related to Section 280G of the Internal Revenue Code ("IRC").

Consideration of Tax and Accounting Impacts

The LDCC annually reviews and considers the deductibility of the compensation paid to our executive officers, which includes each NEO. The LDCC believes that its primary responsibility is to provide a compensation program that attracts, retains, motivates and rewards the executive talent necessary for our success. Consequently, the LDCC may pay or provide compensation that is not tax deductible or is otherwise limited as to tax deductibility.

Clawback Policy

We maintain a policy that provides for recoupment of any incentive-based compensation that would otherwise not have been paid due to material non-compliance with any financial reporting requirement under the U.S. federal securities laws, where the Company is required to either a) prepare an accounting restatement of the Company’s financial statements, or b) make any correction that is material to the previously issued financial statements, or that

Xylem 2025 Proxy Statement | 66

would result in a material misstatement if the error were corrected in the then-current period or left uncorrected in the then-current period. Our policy complies with the NYSE’s final listing standards implementing the Dodd-Frank Wall Street Reform and Consumer Protection Act clawback requirements and related SEC rules, as appropriate. The clawback policy covers all current and former executive officers, and is in addition to any other recovery rights provided under applicable law. A copy of our policy is provided as an exhibit to our Form 10-K.

In addition, starting in 2024, our equity grant agreements provide for recoupment of time-based and performance-based equity compensation related to violations of Company policy or conduct materially adverse to the best interests of the Company.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation for our NEOs for each of the years shown.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Matthew F. Pine	2024	1,091,346	—	5,559,102	1,625,012	2,085,311	218,806	10,579,577
President and CEO	2023	647,896	—	1,542,460	500,006	890,175	105,413	3,685,950
	2022	535,892	—	846,034	300,005	513,198	73,436	2,268,567
William K. Grogan	2024	725,000	—	1,710,453	500,018	916,273	98,476	3,950,221
SVP and CFO	2023	195,192	350,000	3,792,692	—	275,301	11,712	4,624,898
Meredith Emmerich	2024	80,481	1,050,000	499,998	1,300,004	—	2,414	2,932,897
SVP and President, AW
Hayati Yarkadas(6)	2024	606,260	—	1,026,232	299,988	630,719	120,650	2,683,848
SVP and President,	2023	596,891	—	1,311,059	425,003	741,669	119,889	3,194,510
WI and Europe	2022	543,388	—	846,034	300,005	517,536	115,920	2,322,884
Rodney O. Aulick	2024	546,202	375,000	726,859	212,511	528,649	75,275	2,464,495
SVP and President, WSS

(1)
The amount for Ms. Emmerich represents a sign-on cash award to partially offset forfeited near-term annual and special cash compensation entitlements with her prior employer. The amount for Mr. Aulick represents the payout of the first half of a special deferred cash award made to offset a change in total compensation for the transition from Evoqua to Xylem in May 2023.
(2)
Amounts represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for the PSU and RSU awards.
Assuming the maximum performance is achieved for the 2024 PSU award, the maximum grant date fair value is $7,868,271 for Mr. Pine; $2,420,928 for Mr. Grogan; $1,452,425 for Mr. Yarkadas; and $1,028,700 for Mr. Aulick. A discussion of the awards and assumptions used in calculating the 2024 values may be found in Note 17 to the Consolidated Financial Statements in the Company’s 2024 Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 3, 2025. For Ms. Emmerich, the amount represents one-time make-whole awards to partially offset forfeited near-term annual and special cash and equity compensation entitlements with her prior employer. This award will vest in two equal installments on the first and second anniversaries of the grant date.
(3)
Amounts represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for the stock option awards. A discussion of assumptions used in calculating the values of 2024 stock option awards may be found in Note 17 to the Consolidated Financial Statements in the Company’s 2024 Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 3, 2025.
For Ms. Emmerich, the amount represents a one-time make-whole awards to partially offset forfeited equity awards in connection with her acceptance of the Company’s offer of employment. This award will vest in three equal installments on the first, second and third anniversaries of the grant date.
(4)
Amounts represent AIP Payouts earned for each performance year.
(5)
Amounts represent items specified in the “All Other Compensation Table” below.
(6)
Mr. Yarkadas is based in Switzerland and his cash compensation (comprised of the amounts disclosed in the Salary, Non-Equity Incentive Plan Compensation, and All Other Compensation columns) are provided in Swiss Francs. We converted his 2024 cash compensation to U.S. dollars based on the daily average exchange rate of 1.137 USD for 1.000 Swiss Franc during 2024.

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ALL OTHER COMPENSATION TABLE

Name	Company Contribution to Tax-Qualified Retirement Savings Plan ($)(a)	Company Contribution to Non-Qualified Retirement Savings Plan ($)(b)	Other ($)(c)	Total All Other Compensation ($)
Matthew F. Pine	24,150	194,656	—	218,806
William K. Grogan	20,700	77,776	—	98,476
Meredith Emmerich	2,414	0	—	2,414
Hayati Yarkadas	—	—	120,650	120,650
Rodney O. Aulick	24,150	51,125	—	75,275

(a)
These amounts include contributions in fiscal year 2024, as well as contributions for the 2024 AIP Payouts earned in 2024 and paid in 2025.
(b)
These amounts include contributions in fiscal year 2024, as well as contributions for the 2024 AIP Payouts earned in 2024 and paid in 2025. Xylem contributions are unfunded and participants have access to the same investment funds available to participants in the tax-qualified retirement savings plan.
(c)
For Mr. Yarkadas the amounts consist of car and child education allowances ($32,188) and retirement contributions ($88,462) aligned with local Swiss policy that is aligned to market practice.

GRANTS OF PLAN-BASED AWARDS

The following table provides information regarding equity and non-equity awards made to our NEOs during the year ended December 31, 2024.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)(3)	Options (#)(4)	Awards ($/Sh)(5)	Awards ($)(6)
Matthew F. Pine		—	1,485,000	2,970,000							—
PSU - TSR	3/1/24				—	12,701	25,402				2,309,042
PSU - EBITDA	3/1/24				—	6,351	12,702				812,547
PSU - REV	3/1/24				—	6,351	12,702				812,547
RSU	3/1/24							12,701			1,624,966
Option	3/1/24								42,967	127.94	1,625,012
William K. Grogan		—	652,500	1,305,000							—
PSU - TSR	3/1/24				—	3,908	7,816				710,474
PSU - EBITDA	3/1/24				—	1,954	3,908				249,995
PSU - REV	3/1/24				—	1,954	3,908				249,995
RSU	3/1/24							3,908			499,990
Option	3/1/24								13,221	127.94	500,018
Meredith Emmerich		—	—	—							—
RSU	10/21/24							3,773			499,998
Option	10/21/24								33,138	132.52	1,300,004
Hayati Yarkadas		—	454,695	909,390							—
PSU - TSR	3/1/24				—	2,345	4,690				426,321
PSU - EBITDA	3/1/24				—	1,172	2,344				149,946
PSU - REV	3/1/24				—	1,172	2,344				149,946
RSU	3/1/24							2,345			300,019
Option	3/1/24								7,932	127.94	299,988
Rodney O. Aulick		—	385,875	771,750							—
PSU - TSR	3/1/24				—	1,661	3,322				301,970
PSU - EBITDA	3/1/24				—	830	1,660				106,190
PSU - REV	3/1/24				—	830	1,660				106,190
RSU	3/1/24							1,661			212,508
Option	3/1/24								5,619	127.94	212,511

(1)
Amounts reflect the annualized minimum, target, and maximum payment levels, respectively, if an award payout is achieved under the 2024 AIP described under “Compensation Discussion and Analysis - Annual Incentive Plan.” These potential payments are based on achievement of specific performance metrics and are completely at risk.

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The amount under Threshold shown is 0% of the Target amount, which is comprised of the Team Performance and IO components. Team Performance payouts begin at 50% of the Target amount if the Threshold payout level is met. If the Threshold payout level is not met, no award will be paid. Based on 2024 design, IO payout can range from 0% to 150%.
(2)
Amounts reflect the number of PSUs granted in 2024, which was determined using the closing price of Xylem common stock on the grant date. The lines represent the regular 2024 annual awards which cliff vest three years after March 1, 2024 (“Grant Date”) - to the extent that they are earned based on pre-set relative TSR, Adjusted EBITDA, and Revenue (translated at target currency rates) performance goals and provided that the executive remains an employee as of the vesting date.
(3)
Amounts reflect the number of RSUs granted in 2024, which was determined using the closing price of Xylem common stock on the grant date. The 2024 annual awards vest in three equal installments on each of the first, second, and third anniversaries of the grant date provided that the executive remains an employee as of each vesting date.
(4)
Amounts reflect the number of stock options granted in 2024, which was determined using the binomial lattice value on the grant date. These awards vest in three equal installments on each of the first, second, and third anniversaries of the grant date provided that the executive remains an employee as of each vesting date. The options expire ten years after the grant date.
(5)
The stock option exercise price equals the closing price of Xylem common stock on the grant date.
(6)
Amounts in this column represent the grant date fair value computed in accordance with FASB ASC Topic 718 for PSU, RSU and stock option awards granted to the NEOs in 2024.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding all outstanding stock options, unvested RSU and PSU awards held by each NEO as of December 31, 2024.

	Option Awards					RSU Awards		PSU Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(3)	Market Value of Shares or Units of Stock that Have Not Vested ($)(4)	Number of Unearned Shares or Units of Stock that Have Not Vested (#)(5)	Market Value of Unearned Shares or Units of Stock that Have Not Vested ($)(4)
Matthew F. Pine	5/7/20	14,635	—	63.55	2/27/30	17,152	1,989,975	79,384	9,210,132
	5/7/20	145,856	—	63.55	5/7/30
	3/1/21	11,853	—	102.23	3/1/31
	3/1/22	10,070	5,036	86.76	3/1/32
	3/1/23	5,735	11,471	101.09	3/1/33
	3/1/24	—	42,967	127.94	3/1/34
William K. Grogan	9/18/23	—	—	—	—	23,110	2,681,222	33,963	3,940,387
	3/1/24	—	13,221	127.94	3/1/34
Meredith Emmerich	10/21/24	—	33,138	132.52	10/21/34	3,773	437,743	—	—
Hayati Yarkadas	3/1/21	—	—	102.23	3/1/31	6,301	731,042	34,870	4,045,617
	3/1/22	—	5,036	86.76	3/1/32
	3/1/23	—	6,500	101.09	3/1/33
	3/1/23	—	3,250	101.09	3/1/33
	3/1/24	—	7,932	127.94	3/1/34
Rodney O. Aulick	2/14/19	9,254	—	26.40	2/14/29	15,218	1,765,592	6,642	770,605
	2/16/21	13,032	4,344	51.59	2/16/31
	3/1/24	—	5,619	127.94	3/1/34

(1)
All stock option awards vest in three equal installments over the three-year period following the grant date with the exception of Mr. Aulick's 2019 and 2021 grants (converted from Evoqua LTI awards to Xylem LTI awards) which vest in four equal installments over a four-year period.

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(2)
The following table provides the vesting schedule (vesting typically occurs on the applicable anniversary of the grant date):

	Grant	Vesting Schedule (#)
Name	Date	2025	2026	2027
Matthew F. Pine	3/1/22	5,036	—	—
	3/1/23	5,735	5,736	—
	3/1/24	14,322	14,322	14,323
William K. Grogan	3/1/24	4,407	4,407	4,407
Meredith Emmerich	10/21/24	11,046	11,046	11,046
Hayati Yarkadas	3/1/22	5,036	—	—
	3/1/23	3,250	3,250	—
	3/1/23	1,625	1,625	—
	3/1/24	2,644	2,644	2,644
Rodney O. Aulick	2/16/21	4,344	—	—
	3/1/24	1,873	1,873	1,873

(3)
The following table provides the vesting schedule (vesting typically occurs on the applicable anniversary of the grant date):

	Grant	Vesting Schedule (#)
Name	Date	2025	2026	2027
Matthew F. Pine	3/1/22	1,153	—	—
	3/1/23	1,649	1,649	—
	3/1/24	4,233	4,234	4,234
William K. Grogan	9/18/23	9,601	9,601	—
	3/1/24	1,302	1,303	1,303
Meredith Emmerich	10/21/24	1,886	1,887	—
Hayati Yarkadas	3/1/22	1,153	—	—
	3/1/23	934	934	—
	3/1/23	467	468	—
	3/1/24	781	782	782
Rodney O. Aulick	12/31/21	1,199	—	—
	2/16/21	1,575	—	—
	12/9/22	4,243	—	—
	12/9/22	1,414	1,415	—
	5/24/23	3,711	—	—
	3/1/24	553	554	554

For Mr. Aulick, the grants prior to May 24, 2023 converted from Evoqua LTI awards to Xylem LTI awards. The May 24, 2023 grant was a special RSU retention award that vests in two equal installments on the anniversary of that date.

(4)
Market values were determined based on the Company’s closing stock price of $116.02 on December 31, 2024.
(5)
Amounts reflect the 2022 PSU awards that vested on March 1, 2025 with payout at 124% of target, 2023 unvested PSUs estimated at 175% to target, and 2024 unvested PSUs estimated at 200% of target.

The following table provides the vesting schedule (vesting occurs on the three-year anniversary of the grant date, other than with respect to the one-time special sustainability PSUs granted in 2021, which vest on the five-year anniversary of the grant date):

	Grant	Vesting Schedule (#)
Name	Date	2025	2026	2027
Matthew F. Pine	3/1/21	—	2,690	—
	3/1/22	8,576	—	—
	3/1/23	—	17,312	—
	3/1/24	—	—	50,806
William K. Grogan	9/18/23	—	18,331	—
	3/1/24	—	—	15,632
Hayati Yarkadas	3/1/21	—	2,201	—
	3/1/22	8,576	—	—
	3/1/23	—	9,810	—
	3/1/23	—	4,905	—
	3/1/24	—	—	9,378
Rodney O. Aulick	3/1/24	-	-	6,642

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OPTION EXERCISES AND STOCK VESTED

The following table provides the values realized by our NEOs upon the exercise of Xylem common stock options and the vesting of PSUs and RSUs in 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting($)(2)
Matthew F. Pine	—	—	9,489	1,214,023
William K. Grogan	—	—	9,600	1,275,456
Meredith Emmerich	—	—	—	—
Hayati Yarkadas	19,608	571,957	8,026	1,026,846
Rodney O. Aulick	45,670	3,843,987	22,727	3,017,396

(1)
This amount reflects number of shares acquired upon exercise of stock options multiplied by the difference between the Xylem common stock price on the date of exercise and the exercise price of the stock options.
(2)
These amounts reflect the value realized upon the vesting of PSUs and RSUs based upon the closing price of Xylem common stock on the date of vesting.

Non-Qualified Deferred Compensation

Xylem Deferred Compensation Plan

The Xylem Deferred Compensation Plan is a deferred compensation plan that permits eligible U.S. executives with a base salary of at least $225,000 to defer between 2% and 75% of their AIP payments. Amounts deferred are unsecured general obligations of the Company and will rank with other unsecured and unsubordinated indebtedness of the Company. No NEOs elected to participate in the Deferred Compensation Plan in 2024.

Xylem Supplemental Retirement Savings Plan ("SRSP")

The SRSP was established to provide retirement benefits that cannot be paid under the qualified retirement savings plan due to the Federal limits on the amount of benefits that can be paid and the amount of compensation that can be recognized under a tax-qualified retirement plan. These benefits are generally paid directly by Xylem. It is a non-qualified and unfunded plan with all amounts in the plan constituting a general unsecured obligation of the Company. Such amounts, as well as any administrative costs relating to the plan, are paid out of the general assets of the Company.

The table below shows the activity within the SRSP (Non-Qualified Savings) for the NEOs for 2024. Mr. Yarkadas does not participate in the U.S.-based SRSP. He participates in the local defined contribution retirement plan in Switzerland with an employer contribution of $88,462 in 2024.

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2024 Non-Qualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Matthew F. Pine
Non-Qualified Savings	—	194,656	24,228	—	295,327
William K. Grogan
Non-Qualified Savings	—	77,776	1,509	—	40,827
Meredith Emmerich
Non-Qualified Savings	—	—	—	—	—
Rodney O. Aulick
Non-Qualified Savings	—	51,125	120	—	21,044

(1)
Amounts consist of the contributions to the participants under the Xylem SRSP for the 2024 AIP, which were credited to the NEOs’ accounts in 2024. These amounts are reflected in the Non-Qualified Retirement Savings Plan and Deferred Compensation Plan contribution columns in the “All Other Compensation Table” and are included in the “Summary Compensation Table.”
(2)
The Company does not provide preferential or above-market rates as defined in applicable SEC rules. As a result, the aggregate earnings are not included in the Summary Compensation Table.
(3)
The amounts represent account balances at 2024 fiscal year end and exclude contributions that were credited in 2024, but not actually contributed until after the end of the year. The aggregate balance for SRSP that has been reported as compensation since 2012 is $388,857 for Mr. Pine; $86,206 for Mr. Grogan; and $51,125 for Mr. Aulick.

Potential Post-Employment Compensation

The Potential Post-Employment Compensation table included in this section reflects the amounts of compensation payable to each of the NEOs in the event of employment termination under several different circumstances, including death, disability, termination without cause or termination in connection with a change of control. The severance plans listed below apply to the Company’s senior executives, including NEOs (unless otherwise provided below), as defined by Section 409A of the IRC. The severance plans do not allow for excise tax gross-ups and include a cap on severance benefits.

The amounts shown in the Potential Post-Employment Compensation tables are estimates, assuming that the triggering event was effective as of December 31, 2024, and include amounts that would be earned through such date (or that would be earned during a period of severance). The Company’s obligation to continue severance payments ceases if the executive does not comply with Xylem’s Code of Conduct or applicable non-compete provisions. The amounts shown below do not include payments and benefits to the extent these payments and benefits are provided on a non-discriminatory basis to salaried employees generally upon termination of employment and include: accrued salary and vacation pay, as applicable; certain severance benefits as described below; and distributions of balances under the retirement savings plans.

Xylem Senior Executive Severance Pay Plan

The purpose of the Xylem Senior Executive Severance Pay Plan (“SESPP”) is to provide a period of transition following termination of employment for senior executives, but not including termination in connection with a change of control. The plan generally provides for severance payments if Xylem terminates a senior executive’s employment without cause. All NEOs are eligible to participate in this plan, with the exception of Mr. Aulick, whose severance plan differs as described in the “Potential Post-Employment and Change of Control Compensation” section.

The amount of severance paid (“Severance Pay”) under this plan depends on the executive’s salary and years of service at the time of the termination of employment. The plan provides 12 months of base salary for executives who have performed up to three years of service and one additional month of salary for each additional year of service

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thereafter with a cap of 24 months of base salary, payable in the form of salary continuation or a lump sum as determined by the Company. The executive will also remain eligible for health and life insurance benefits at the same cost to the executive for the duration of the severance period.

For purposes of the SESPP, “cause” generally means an executive’s (1) willful and continued failure to substantially perform their duties or the willful engagement in conduct that materially injuries the Company or its Affiliates (as this term is defined in the SESPP), (2) acceptance of employment (or refusal of comparable employment) with a successor business, or (3) voluntary termination of employment prior to the end of their employment term with the Company.

Xylem Special Senior Executive Severance Pay Plan

The purpose of the Xylem Special Senior Executive Severance Pay Plan (“SSESPP”) is to provide compensation in the case of termination of a senior executive’s employment in connection with a change of control (as defined in the SSESPP). All NEOs are eligible to participate in this plan.

Under this plan, if an NEO’s employment is terminated (1) without “cause” in contemplation of a change of control that ultimately occurs; or (2) without “cause” or the NEO resigns for “good reason” within two years after a change of control, the following will be provided:

Benefit	Amount
“Severance Pay” as a multiple of annual base salary and most recent annual bonus paid or earned*	2 Times
Continuation of health and life insurance benefits at the same cost to executive and level of coverage	2 Years
Other Benefits	• Severance Pay times the current eligible percentage rate of Xylem’s contributions to applicable retirement savings plans • One year of outplacement services

*For any executive who is newly hired and has not yet completed a full performance year, “Severance Pay” shall equal the multiple of annual base salary and target annual bonus.

Severance Pay and the Other Benefits described in the table shall be payable in a lump sum within 30 days of a qualifying termination of employment.

In the event Severance Payments under the plan would constitute an “excess parachute payment” within the definition of Section 280G of the IRC, payments would be provided based on whichever option would provide a better after-tax benefit to the NEO:

•
the aggregate of all Severance Payments reduced so the present value of payments does not exceed the Safe Harbor Amount as defined by the IRC; or
•
the aggregate of all Severance Payments without a reduction.

For purposes of the SSESPP, “cause” generally means an executive’s willful and continued failure to substantially perform their duties or the willful engagement in conduct that materially injuries the Company or its Affiliates (as this term is defined in the SSESPP). “Good reason” generally means (1) a reduction in annual target total cash compensation (base salary and target AIP), (2) the assignment of any duties inconsistent with executive’s position, authority, duties or responsibilities, (3) any action by the Company or an Affiliate which results in a material diminution in position, authority, duties or responsibilities, or (4) the Company or an Affiliate requiring the executive to relocate to a work location 50 miles or more from the location where the executive was principally working immediately prior to the Change in Control (as this phrase is defined in the SSESPP).

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Potential Post-Employment and Change of Control Compensation

The following table reflects the estimated amount of compensation payable to each of the Company’s NEOs upon termination of employment under various scenarios. The amounts shown are calculated using an assumed termination date effective as of December 31, 2024. Although the calculations are intended to provide reasonable estimates of the potential compensation payable upon termination, they are based on assumptions outlined in the footnotes and may not represent the actual amount payable if an eligible termination event were to occur.

Name	Death/ Disability ($ in millions)(1)	Termination Not for Cause ($ in millions)(2)	Change of Control Termination Not for Cause/ With Good Reason ($ in millions)(3)
Matthew F. Pine	5.4	1.2	14.7
William K. Grogan	3.5	0.7	8.4
Meredith Emmerich	0.4	0.5	1.4
Hayati Yarkadas	3.1	0.7	6.3
Rodney O. Aulick	3.3	2.0	4.8

(1)
This is a potential lump-sum payment related to the acceleration of unvested equity awards which would have occurred if an NEO had died or become disabled as of December 31, 2024. Equity awards vest according to the terms described in “Our Executive Compensation Program - Long-term Incentive Plan.” The amounts shown reflect the market value of RSUs, PSUs (pro-rated based on actual performance), and unvested in-the-money stock options based on the Company’s December 31, 2024 common stock closing price of $116.02.
(2)
The amounts shown consist of the following potential payments if an NEO had been terminated not for cause as of December 31, 2024:
(a)
Severance Pay under the SESPP, except for Mr. Aulick, who (assuming termination occurs within 24 months of May 23, 2023, the date of his special severance agreement) would be paid an amount equal to i.) the unvested portion of the one-time RSU Awards and the unpaid portion of the one-time special cash deferred compensation award, ii.) two times the total of his current annual salary, minus the value of acceleration of the unvested one-time RSU and deferred cash awards (“Offset Value”) based on the following: if the termination date is within the first 18 months (from May 23, 2023), 100% of the unvested special RSU/deferred cash awards will be used as the Offset Value; if the termination date is between months 19 and 24 months, 50% of the unvested special RSU/deferred cash award will be used as the Offset Value, and iii.) the unvested portion of Xylem LTIP awards that were converted from the Evoqua LTIP awards pursuant to the Agreement and Plan of Merger dated January 22, 2023 (entered into between Xylem Inc. and Evoqua Water Technologies Corp.) based on the severance arrangement included in his letter of agreement to be timely filed. The amounts are paid in the form of periodic payments according to the regular payroll schedule over the severance period.
(b)
The Company’s portion of health and life insurance premiums paid monthly for the duration of the severance period under the SESPP, except for Mr. Aulick, who (assuming termination occurs within 24 months of May 23, 2023) would receive continuation of healthcare coverage under Xylem’s COBRA with subsidized premium for one year, and would also receive six months of outplacement services.
(3)
The amounts shown consist of the following potential payments upon termination not for cause or with good reason within two years of change of control:
(a)
Severance Pay under the SSESPP, which is paid in the form of a lump sum.
(b)
A lump-sum payment for unvested equity awards that would vest according to the terms described in “Our Executive Compensation Program — Long-term Incentive Plan.” The amount reflects the market value of RSUs, PSUs (assuming 124% payout for the 2022 award and target performance for the 2023 and 2024 annual awards and the 2021 one-time special PSU awards) and in-the-money stock options based on the Company’s December 31, 2024 common stock closing price of $116.02.
(c)
A lump-sum payment equal to Severance Pay times the then current eligible percentage for the Company’s contribution to the Xylem retirement savings plans as provided under the SSESPP. In addition, this includes the Company’s portion of health and life insurance premiums under the SSESPP.
(d)
A lump-sum payment equal to the cost of outplacement services for one year following the termination under the SSESPP.

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CEO Pay Ratio

Mr. Pine’s annual total compensation for 2024 was $10.6 million as disclosed in the Summary Compensation Table. The annual total compensation of the employee identified at median was $58,781. As a result, the ratio of these amounts was 180:1.

We identified the median compensated individual of all our employees (excluding the CEO) through the following process:

•
We used the global employee population active as of December 31, 2024, including legacy Evoqua employees. This included all full-time, part-time, temporary and seasonal workers.
•
To identify the median employee, we used the following consistently applied compensation measure for 2024: salary, annual incentive, commission, bonus, overtime pay, and grant date fair value of any long-term incentive awards. For regular full-time and part-time employees (other than temporary, seasonal or other non-permanent employees) who were not employed for the full year 2024, compensation was annualized.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to our pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following table and related information for compliance purposes. Neither the LDCC nor the executives of our Company directly use the information in this table or the related disclosures when making compensation decisions. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the CD&A section above.

For purposes of this Pay versus Performance section, all references to “compensation actually paid” mean such amount as computed in accordance with Item 402(v) of Regulation S-K, which is different from pay amounts discussed in the CD&A section and elsewhere in this Proxy Statement.

Pay Versus Performance Table

	PEO (Mr. Pine in 2024 | Mr. Decker in 2020-2023)		Non-PEO NEOs			Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table ($)(1) (b)	Compensation Actually Paid (CAP) ($)(2) (c)	Average Summary Compensation Table ($) (3) (d)	Average Compensation Actually Paid (CAP) ($) (4) (e)		Total Shareholder Return ($) (5) (f)	Peer Group Shareholder Return ($) (6) (g)	Net Income ($M) (7) (h)	Revenue ($M) (8) (i)
2024	10,579,577	9,471,329	3,007,865	2,849,789		156	176	890	8,562
2023	10,825,450	9,674,561	3,517,747	3,580,946		152	150	609	7,364
2022	10,148,865	7,158,884	2,564,752	2,074,148	[9]	145	127	355	5,522
2021	10,441,670	13,341,645	2,665,368	4,140,678	[9]	156	135	427	5,195
2020	8,830,352	18,812,821	3,105,833	5,162,622	[9]	131	111	254	4,876

(1)
The dollar amounts reported in column (b) are the amounts reported for Mr. Pine and Mr. Decker (the Company’s CEO in 2020-2023) for each of the corresponding years in the “Total” column of the Summary Compensation Table ("SCT").

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(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Pine and Mr. Decker, as computed in accordance with Item 402(v) of Regulation S-K and do not reflect the total compensation actually realized or received by Mr. Pine and Mr. Decker. In accordance with these rules, these amounts reflect “Total Compensation” as set forth in the SCT for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718.

Compensation Actually Paid to PEO ($M)	2024	2023	2022	2021	2020
SCT Total	10,580	10,825	10,149	10,442	8,830
Less, value of “Stock Awards” and “Option Awards” reported in SCT	7,184	6,893	5,969	7,725	6,465
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	5,832	7,889	9,548	9,459	9,333
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	(72)	(301)	(1,983)	2,297	4,256
Plus (less), change in fair value of equity awards granted in prior years that vested in the year	316	(1,845)	(4,587)	(1,131)	2,859
Compensation Actually Paid to PEO	9,471	9,675	7,159	13,342	18,813

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Pine or Mr. Decker as CEO) in the “Total” column of the SCT in each applicable year. The names of each of the NEOs included for these purposes in each applicable year are as follows: (i) for 2024, Mr. Grogan, Ms. Emmerich, Mr. Yarkadas, and Mr. Aulick (ii) for 2023, Mr. Grogan, Mr. Pine (as COO), Mr. Yarkadas, Mr. Franz Cerwinka (former SVP and President, AW), and Ms. Sandra Rowland (former CFO); (iii) for 2022, Ms. Rowland, Ms. Capers, Mr. Yarkadas, and Mr. Pine (as SVP and President, Americas and Measurement and Control Solutions ("MCS")); (iv) for 2021, Ms. Rowland, Mr. Colin Sabol (former SVP and President, MCS), Mr. Pine (as SVP and President, AW), and Mr. Yarkadas; and (v) for 2020, Ms. Rowland, Mr. Pine, Mr. Sabol, Mr. Yarkadas, and Mr. E. Mark Rajkowski (former CFO).
(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Pine or Mr. Decker as CEO), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, these amounts reflect “Total Compensation” as set forth in the SCT for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718.

Compensation Actually Paid to Non-PEO NEOs ($M)	2024	2023	2022	2021	2020
Average SCT Total	3,008	3,518	2,565	2,665	3,106
Less, average value of “Stock Awards” and “Option Awards” reported in SCT	1,569	2,015	1,209	1,577	2,274
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	1,255	2,379	1,908	1,898	4,583
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	73	(44)	(436)	1,024	391
Plus (less), average change in fair value of equity awards granted in prior years that vested in the year	83	(256)	(753)	130	241
Less, average prior year-end fair value for any equity awards forfeited in the year	—	—	—	—	885
Average Compensation Actually Paid to Non-PEO NEOs	2,850	3,581	2,074	4,141	5,163

(5)
Total Shareholder Return (TSR) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2019.
(6)
The peer group used for this purpose is the S&P 500 Industrials Index.
(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)
The dollar amounts reported represent the amount of Revenue reflected in the Company’s audited financial statements for the applicable year.

Description of Certain Relationships between Information Presented in the Pay versus Performance Table

As described in more detail in the CD&A section, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, only one of those Company measures is presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

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Compensation Actually Paid, Cumulative TSR and Peer Group TSR

Compensation Actually Paid and Net Income

Compensation Actually Paid and Revenue

Additional Financial Performance Measures

As described in greater detail in the CD&A section, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important additional financial and non-financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

Financial Performance Metrics	Non-Financial Performance Metrics
Revenue	Organizational Simplification
Adjusted EBITDA	High-Impact Culture Activation
Free Cash Flow %	80/20 Rollout

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information related to the shares of Xylem common stock that may be issued under equity compensation plans as of December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Security Holders (1)	2,165,513	(2)	$84.76	(3)	5,284,133
Equity Compensation Plans Not Approved by Security Holders	—		—		—
Total	2,165,513		$84.76		5,284,133

(1)
Includes the Xylem 2011 Omnibus Incentive Plan (Amended and Restated as of February 24, 2016) and the Evoqua Water Technologies 2017 Equity Plan. The ITT 2003 Equity Incentive Plan has no remaining outstanding securities.
(2)
The Xylem 2011 Omnibus Incentive Plan (Amended and Restated February 24, 2016) includes 1,181,640 stock options, 632,133 units of underlying RSUs, and 351,740 units of underlying PSUs at target.
(3)
Represents weighted average exercise price of outstanding stock options only.

VOTING AND MEETING INFORMATION

Who is entitled to vote?

You can vote if you owned shares of Xylem’s common stock as of the close of business on March 17, 2025, the record date. On the record date, 243,349,470 shares of Xylem common stock were outstanding. Each share is entitled to one vote.

What is the difference between a registered owner and a beneficial owner?

If the shares you own are registered in your name directly with our transfer agent, Equiniti Trust Company, you are the “registered owner” and the shareholder of record with respect to those shares.

If the shares you own are held in a stock brokerage account, bank, one of Xylem’s employee retirement savings plans or by another holder of record, you are considered the “beneficial owner.” As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by using the voting instruction form or by following their instructions for voting by telephone or on the Internet.

How do I vote?

We encourage you to vote as soon as possible, even if you plan to attend this year’s virtual Annual Meeting to be held exclusively via webcast.

•
If you are a “registered owner,” you can vote either online during the Annual Meeting or by proxy.
•
If you are a “beneficial owner,” but do not hold your shares through one of Xylem’s employee retirement savings plans, you can vote by submitting voting instructions to your bank, broker, trustee or other nominee. If you are a beneficial owner and would like to vote online during the virtual Annual Meeting, you can use the control number indicated on your notice or the instructions that accompanied your proxy materials if your notice or instructions indicate that you may vote those shares at www.proxyvote.com; otherwise you will need to obtain a written proxy, executed in your favor, from the shareholder of record (your bank or broker).
•
If your shares are held through one of Xylem’s employee savings plans, you can vote by submitting voting instructions to your plan trustee, as described below. Your shares cannot be voted online during the Annual Meeting.

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If you choose to vote by proxy, you can do so in one of three ways:

before the Annual Meeting at www.proxyvote.com

1-800-690-6903 (United States and Canada only)

Mark, date and sign your proxy card or voting instruction form and return it in the envelope provided

How do I vote if I am a participant in one of Xylem’s employee retirement savings plans?

If you participate in any of the Xylem retirement savings plans for employees, your plan trustee will vote the Xylem shares credited to your savings plan account in accordance with your voting instructions. The trustee will vote the savings plan shares for which no voting instructions are received (“Undirected Shares”) in the same proportion as the shares in the same savings plan for which the trustee receives voting instructions. Under the savings plans, participants are “named fiduciaries” to the extent of their authority to direct the voting of Xylem shares credited to their savings plan accounts and their proportionate share of Undirected Shares. By submitting voting instructions by telephone, the Internet or by signing and returning the voting instruction card, you direct the trustee of the savings plan to vote these shares, in person or by proxy at the Annual Meeting. Xylem plan participants should mail their confidential voting instruction card to Broadridge, acting as tabulation agent, at 51 Mercedes Way, Edgewood, New York 11717, or vote by telephone or the Internet. Instructions for shares in Xylem savings plan accounts must be received by Broadridge no later than 11:59 p.m. Eastern Time on May 8, 2025.

Can I vote by filling out and returning the Notice of Internet Availability of Proxy Materials?

No. The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice and returning it.

How will my shares be voted at the Annual Meeting?

If you decide to vote by proxy, the persons indicated on your proxy card or voting instruction form (the “proxies”) will vote your shares in accordance with your instructions. If you appoint the proxies but do not provide voting instructions, they will vote as recommended by our Board of Directors. If any other matters not described in this Proxy Statement are properly brought before the Annual Meeting for a vote, the proxies will use their discretion in deciding how to vote on those matters.

Can I revoke my proxy?

You can revoke your proxy at any time before it is exercised by mailing a new proxy card with a later date or by casting a new vote on the Internet or by telephone. You can also send a written notice of revocation to our Corporate Secretary at Xylem Inc., 301 Water Street SE, Washington, DC 20003. You can also revoke your proxy by attending the Annual Meeting and voting online during the Annual Meeting. If you are a registered owner, you can vote your shares online during the Annual Meeting. If you are a beneficial owner (other than a holder of shares through one of Xylem’s employee retirement savings plans), you should contact the bank, broker, trustee or other nominee that holds your shares for specific instructions on how to change or revoke your vote.

What is a quorum for the Annual Meeting?

A quorum is required in order to hold a valid meeting. To have a quorum, shareholders entitled to cast a majority of votes at the online Annual Meeting must be present online at the Annual Meeting or by proxy. Broker non-votes and abstentions do not affect the determination of whether a quorum is present.

How do I attend and participate in the online Annual Meeting?

The Annual Meeting is being held exclusively online via webcast. If you are a shareholder of record as of the close of business on March 17, 2025, you may attend, vote, ask questions and view the list of shareholders of record as of March 17, 2025 during the meeting, by logging into the meeting at www.virtualshareholdermeeting.com/XYL2025.

To log in, you will need your unique 16-digit control number, which is found on your Notice, proxy card or the instructions that accompanied your proxy materials (in the box marked by an arrow). If you are a beneficial owner and have any questions about your control number, please contact the bank, broker, trustee or other nominee that holds your shares.

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If you have questions during the Annual Meeting that are pertinent to Xylem and the meeting matters, you may type them at any point during the meeting into the dialog box provided (until the floor is closed to questions). As part of the Annual Meeting, we will hold a live webcast Q&A session, during which we intend to answer all pertinent questions submitted in accordance with the meeting’s rules of conduct (to be provided at the start of the meeting), as time permits. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to Annual Meeting matters or Xylem’s business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

The audio broadcast of the Annual Meeting will be archived and available for replay for at least one year at: www.virtualshareholdermeeting.com/XYL2025.

What are broker non-votes?

Brokers are not permitted to vote on certain items, and may elect not to vote on any of the items, unless you provide voting instructions. A broker “non-vote” occurs when a nominee (such as a bank, broker or other nominee) holding shares for a beneficial owner votes on one or more but less than all items. This can occur when the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. Broker non-votes will not be tabulated in determining whether any of the items presented at the Annual Meeting has obtained the requisite vote to be approved. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on all of the items.

What if a director nominee fails to be elected by a majority of votes cast?

Our By-laws provide that in uncontested elections, any director nominee who fails to be elected by a majority of votes cast, but who also is a director at the time, shall promptly provide a written resignation, as a holdover director, to the independent Board Chair or the Corporate Secretary. Our Nominating & Governance Committee will promptly consider the resignation and all relevant facts and circumstances concerning any vote, and the best interests of the Company and our shareholders, and will make a recommendation as to whether the Board should accept such resignation. The Board will act on the Nominating & Governance Committee’s recommendation no later than its next regularly scheduled Board meeting or within 90 days after certification of the shareholder vote, whichever is earlier, and the Board will promptly publicly disclose its decision and the reasons for its decision.

Who counts the votes?

Broadridge Financial Solutions, Inc. (“Broadridge”) will count the votes and an agent of Broadridge will act as one of our Inspectors of Election for the online Annual Meeting. The other Inspector of Election will be an employee of the Company.

Who will pay for the costs of this proxy solicitation?

Xylem will pay the cost incurred in connection with the solicitation of proxies. We have engaged Sodali & Co to assist with the solicitation of proxies for a fee of $11,000. In addition, we may reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of our common stock. Our directors, officers and employees also may solicit proxies in person, by mail, by telephone or through electronic communications. They will not receive any additional compensation for these activities.

I participate in a Xylem employee retirement savings plan and I am a shareholder of record of shares of Xylem common stock. How many proxy cards will I receive?

You will receive only one proxy card. Your Xylem savings plan shares and any shares you own as the shareholder of record will be set out separately on the proxy card.

How many shares are held by participants in the Xylem employee retirement savings plans?

As of the close of business on March 17, 2025, the record date, Fidelity Investments, the trustee of the Company stock in the Xylem employee retirement savings plans, held approximately 195,659 shares of Xylem common stock (approximately 0.08% of the outstanding shares).

Where can I find the voting results?

Preliminary results will be reported during the Annual Meeting. We will timely report final results in a filing with the SEC via a Current Report on Form 8-K.

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VOTING REQUIREMENTS

Election of Directors	Majority of votes cast. Votes cast “for” a director must exceed the votes cast “against” that director	FOR (each nominee)
Ratification of the appointment of Deloitte & Touche LLP for 2025	Votes cast “for” the proposal must exceed votes cast “against” the proposal	FOR

Advisory vote to approve named executive officer compensation	Votes cast “for” the proposal must exceed votes cast “against” the proposal	FOR

Shareholder proposal on the ownership threshold for calling a special meeting of shareholders	Votes cast “for” the proposal must exceed the votes cast “against” the proposal	AGAINST

(1)
Abstentions and broker non-votes are not considered as votes cast and will have no effect on the vote outcome for these matters.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with SEC rules, we are using the Internet as our primary means of providing proxy materials to shareholders. Because we are using the Internet, most shareholders will not receive paper copies of our proxy materials. We will instead send shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) with instructions for accessing the proxy materials, including our 2025 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024, and voting via the Internet. We expect to mail the Notice and to begin mailing our proxy materials on or about March 31, 2025.

Electronic Delivery of Proxy Materials. If you received a paper copy of this Proxy Statement and would like to receive future proxy statements and annual reports on Form 10-K electronically, you can submit your request at www.proxyvote.com, the Internet voting site hosted by Broadridge. Registering for electronic delivery enables you to receive Xylem’s Annual Report on Form 10-K and Proxy Statement more quickly and to access them at your convenience, while conserving natural resources and lowering printing and mailing costs. We also make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.xylem.com) and select "About Xylem” and then select "Access Financial Information” under the “Investors” heading, and then select “Access Financial Information.” Copies of our Annual Report on Form 10-K for the year ended December 31, 2024, including financial statements and schedules, are also available without charge to shareholders by writing to our Corporate Secretary at Xylem Inc., 301 Water Street SE, Washington, DC 20003.

HOUSEHOLDING – REDUCE DUPLICATE MAILINGS

To reduce duplicate mailings, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, beneficial shareholders who have the same address and same last name and who do not participate in electronic delivery or Internet access of proxy materials, will receive only one copy of the Company’s Annual Report on Form 10-K and Proxy Statement unless one or more of these shareholders notifies the Company that they wish to continue to receive individual copies. By reducing duplicate mailings, we are able to conserve natural resources and lower the costs of printing and distributing our proxy materials.

Xylem 2025 Proxy Statement | 81

If you are currently receiving multiple copies of these materials and wish to receive a single copy in the future, you will need to contact your broker, bank or other institution if you are a beneficial owner. If you are a registered owner, you may contact us by writing to our Corporate Secretary or by emailing investor.relations@xylem.com.

Each shareholder who participates in householding will continue to receive a separate proxy card or Notice. Your consent to householding is perpetual unless you revoke it. If your household received a single Notice of Annual Meeting of Shareholders or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact the Broadridge Householding Department, by calling their toll-free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents. Separate copies of the documents will be delivered promptly.

2026 SHAREHOLDER PROPOSALS

Proposals to be Considered for Inclusion in our Proxy Materials. To be considered for inclusion in our proxy statement for the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”), shareholder proposals must be submitted in accordance with SEC Rule 14a-8 and must be received by our Corporate Secretary at Xylem Inc., 301 Water Street SE, Washington, DC 20003 by no later than the close of business on December 1, 2025.

Director Nominations for Inclusion in our Proxy Materials (Proxy Access). Under our By-laws, notice of proxy access director nominees must be received by our Corporate Secretary at the address noted above no earlier than the close of business on November 1, 2025, and no later than the close of business on December 1, 2025 and must fully comply with the requirements of our By-Laws. In the event that the date of the 2026 Annual Meeting is changed by more than 30 calendar days from the anniversary date of this year’s Annual Meeting, such notice must be received by the close of business (i) not earlier than 150 calendar days prior to the 2026 Annual Meeting and (ii) not later than 120 calendar days prior to the 2026 Annual Meeting or 10 calendar days following the date on which public announcement of the 2026 Annual Meeting is first made, whichever is later.

Director Nominations and Other Proposals to be Brought Before the 2026 Annual Meeting of Shareholders. Under our By-laws, if a shareholder wishes to present other business or nominate a director candidate directly at the 2026 Annual Meeting, rather than for inclusion in our proxy statement, a timely notice of such business or nomination must be received by our Corporate Secretary at the address noted above no earlier than the close of business on December 1, 2025 and no later than the close of business on December 31, 2025. In the event that the date of the 2026 Annual Meeting is changed by more than 30 calendar days from the anniversary date of this year’s Annual Meeting, such notice must be received by the close of business (i) not earlier than 120 calendar days prior to the 2026 Annual Meeting and (ii) not later than 90 calendar days prior to the 2026 Annual Meeting or 10 calendar days following the date on which public announcement of the 2026 Annual Meeting is first made, whichever is later. Such notice must comply with the requirements of our By-laws. SEC rules permit management to vote proxies at its discretion in certain cases if the shareholder does not comply with the advance notice provisions of our By-laws.

Xylem 2025 Proxy Statement | 82

APPENDIX A

Xylem Inc. Non-GAAP Measures

Management reviews key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, working capital and backlog, among others. In addition, we consider certain non-GAAP (or "adjusted") measures to be useful to management and investors evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including but not limited to, dividends, acquisitions, share repurchases and debt repayment. Excluding revenue, Xylem provides guidance only on a non-GAAP basis due to the inherent difficulty in forecasting certain amounts that would be included in GAAP earnings, such as discrete tax items, without unreasonable effort. These adjusted metrics are consistent with how management views our business and are used to make financial, operating and planning decisions. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operating activities as determined in accordance with GAAP. We consider the following items to represent the non-GAAP measures that we consider to be key performance indicators, as well as the related reconciling items to the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

“Organic revenue" and "Organic orders” defined as revenue and orders, respectively, excluding the impact of fluctuations in foreign currency translation and contributions from acquisitions and divestitures. Divestitures include sales or discontinuance of insignificant portions of our business that did not meet the criteria for classification as a discontinued operation. The period-over-period change resulting from foreign currency translation impacts is determined by translating current period and prior period activity using the same currency conversion rate.

“EBITDA” defined as earnings before interest, taxes, depreciation and amortization expense. “Adjusted EBITDA” and "Adjusted Segment EBITDA" reflect the adjustments to EBITDA and segment EBITDA, respectively, to exclude share-based compensation charges, restructuring and realignment costs, gain or loss from sale of businesses, gain on remeasurement of previously held equity interest and special charges.

"Adjusted EBITDA Margin" defined as adjusted EBITDA divided by total revenue.

"Adjusted Net Income" and “Adjusted EPS” defined as net income and earnings per share, adjusted to exclude restructuring and realignment costs, amortization of acquired intangible assets, gain or loss from sale of businesses, gain on remeasurement of previously held equity interest, special charges and tax-related special items, as applicable.

“Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flows, less capital expenditures.

"Free Cash Flow Conversion" defined as Free Cash Flow, or Adjusted Free Cash Flow as applicable; divided by net income, excluding the gain on sale of businesses and other non-recurring, significant non-cash impacts, such as non-cash impairment charges and significant deferred tax items. "Adjusted Free Cash Flow" used in Free Cash Flow Conversion defined as free cash flow adjusted for significant cash items for which the corresponding income statement impact does not occur within the same fiscal year.

"Free Cash Flow Margin" defined as free cash flow, adjusted for significant cash paid or received for non-operational tax, acquisition or divestiture activities; divided by revenue.

“Realignment costs” defined as costs not included in restructuring costs that are incurred as part of actions taken to reposition our business, including items such as professional fees, severance, relocation, travel, facility set-up and other costs.

“Special charges" defined as non-recurring costs incurred by the Company, such those related to acquisitions and integrations, divestitures and non-cash impairment charges.

“Tax-related special items" defined as tax items, such as tax return versus tax provision adjustments, tax exam impacts, tax law change impacts, excess tax benefits/losses and other discrete tax adjustments.

Xylem 2025 Proxy Statement | A1

Xylem Inc. Non-GAAP Reconciliation

Reported v. Organic and Constant Currency Revenue ($Millions)

	(As Reported - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E) = B+C+D	(F) = E/A	(G) = (E - C) / A
			Change	% Change			Change	% Change
	Revenue	Revenue	2024 v. 2023	2024 v. 2023	Acquisitions / Divestitures	FX Impact	Adj. 2024 v. 2023	Adj. 2024 v. 2023
	2024	2023
Year Ended December 31
Xylem Inc.	8,562	7,364	1,198	16%	(786)	12	424	6%	16%
Water Infrastructure	2,555	2,215	340	15%	(221)	4	123	6%	16%
Applied Water	1,793	1,853	(60)	(3%)	-	2	(58)	(3%)	(3%)
Measurement and Control Solutions	1,871	1,612	259	16%	(4)	-	255	16%	16%
Water Solutions and Services	2,343	1,684	659	39%	(561)	6	104	6%	39%

Xylem Inc. Non-GAAP Reconciliation

Net Cash - Operating Activities vs. Free Cash Flow ($ Millions)

	Year-to-Date
	2024	2023
Net Cash - Operating Activities	$1,263	$837
Capital Expenditures - PPE	(263)	(208)
Capital Expenditures - Software	(58)	(63)
Capital Expenditures	(321)	(271)

Free Cash Flow	$942	$566
Cash paid in excess of tax provision for R&D law change adoption	-	33
Cash paid by Xylem for Evoqua's pre-close transaction costs	-	70
Cash paid for Idrica distribution agreement	-	60

Adjusted Free Cash Flow	$942	$729
Net Income	$890	$609

Gain/(Loss) from sale of business	(46)	(1)
Gain on remeasurement of previously held equity interest	152	-
Restructuring Charges - non-cash stock acceleration and asset impairment	(21)	(27)
Significant non-cash tax benefit/(charge)	-	70
Special Charges - Inventory step-up	-	(25)
Special Charges - non-cash impairment	(7)	(4)

Net Income, excluding gain/(loss) on sale of businesses, gain on remeasurement, non-cash restructuring and special charges	$812	$596
Operating Cash Flow Conversion	142%	137%
Free Cash Flow Conversion	116%	122%

Xylem 2025 Proxy Statement | A2

Xylem Inc. Non-GAAP Reconciliation

Adjusted Diluted EPS

($ Millions, except per share amounts)

		Q4 YTD 2024				Q4 YTD 2023
		As Reported	Adjustments		Adjusted	As Reported	Adjustments		Adjusted
	Total Revenue	8,562	-		8,562	7,364	-		7,364
	Operating Income	1,009	364	a	1,373	652	420	a	1,072
	Operating Margin	11.8%			16.0%	8.9%			14.6%
	Interest Expense	(44)	-		(44)	(49)	-		(49)
	Other Non-Operating Income (Expense)	16	-		16	33	-		33
	Gain on remeasurement of previously held equity interest	152	(152)	b	-	-	-		-
	Gain/(Loss) From Sale of Business	(46)	46	c	-	(1)	1	c	-
	Income before Taxes	1,087	258		1,345	635	421		1,056
	Provision for Income Taxes	(197)	(107)	d	(304)	(26)	(205)	d	(231)
	Net Income	890	151		1,041	609	216		825
	Diluted Shares	243.5			243.5	218.2			218.2
	Diluted EPS	$3.65	$0.62		$4.27	$2.79	$0.99		$3.78

a	Restructuring & realignment costs: 2024 - $91 million and 2023 - $106 million

Special charges: 2024 - $50 million of acquisition & integration related costs and $7 million of intangible asset impairment charges; 2023 - $134 million of acquisition, integration and other related costs and $4 million of intangible asset impairment charges

	Purchase Accounting Intangible Amortization: 2024 - $216 million and 2023 - $176 million
b	Gain on joint venture remeasurement as per income statement
c	Gain/(Loss) from sale of business as per income statement for all periods presented
d

2024 - Net tax impact on pre-tax adjustments (note a and c) of $88 million and other tax special items of $19 million; 2023 - Net tax impact on pre-tax adjustments (note a) of $90 million and other tax special items of $115 million

Xylem 2025 Proxy Statement | A3

Xylem Inc. Non-GAAP Reconciliation

EBITDA and Adjusted EBITDA ($ Millions)

2024
Total
Net Income	890
Net Income margin	10.4%
Depreciation	258
Amortization	304
Interest Expense (Income), net	16
Income Tax Expense	197
EBITDA	1,665
Share-based Compensation	56
Restructuring & Realignment	91
Special Charges	57
Gain on remeasurement of previously held equity interest	(152)
Loss/(Gain) from sale of business	46
Adjusted EBITDA	1,763
Revenue	8,562
Adjusted EBITDA Margin	20.6%

2023
Total
Net Income	609
Net Income margin	8.3%
Depreciation	193
Amortization	243
Interest Expense (Income), net	21
Income Tax Expense	26
EBITDA	1,092
Share-based Compensation	60
Restructuring & Realignment	103
Special Charges	136
Loss/(Gain) from sale of business	1
Adjusted EBITDA	1,392
Revenue	7,364
Adjusted EBITDA Margin	18.9%

Xylem 2025 Proxy Statement | A4

xylem
Let's Solve Water

XYLEM INC
301 WATER STREET SE
WASHINGTON, DC 20003

SCAN TO VIEW MATERIALS & VOTE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V65732-P25227-Z89316 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

XYLEM INC.

	For	Against	Abstain
1a. Earl R. Ellis	☐	☐	☐
1b. Robert F. Friel	☐	☐	☐
1c. Lisa Glatch	☐	☐	☐
1d. Victoria D. Harker	☐	☐	☐
1e. Mark D. Morelli	☐	☐	☐
1f. Jerome A. Peribere	☐	☐	☐
1g. Matthew F. Pine	☐	☐	☐
1h. Lila Tretikov	☐	☐	☐
1i. Uday Yadav	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 4.	For	Against	Abstain
4. Shareholder proposal to lower threshold for shareholders to call special meetings from 25% to 10% of Company stock, if properly presented at the meeting.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

XYLEM INC. 301 WATER STREET SEWASHINGTON, DC 20003 SCAN TO VIEW MATERIALS & VOTEw WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. Internet and telephone voting are available through 11:59 PM (ET) the day before theAnnual Meeting. Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy by Internet or by telephone, you do not need to mail back your proxy card. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.comor scan the QR Barcode above Use the Internet to vote your proxy. Have your proxy card in hand when you access the website. During The Meeting - Go to www.virtualshareholdermeeting.com/XYL2025 You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions. VOTE BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V65732-P25227-Z89316 XYLEM INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND "AGAINST" PROPOSAL 4. 1.Election of nine members of the Xylem Inc. Board of ForAgainstAbstain Directors. 1a.Earl R. Ellis!!!ForAgainstAbstain1b. 1c. Robert F. FrielLisa Glatch! ! ! ! ! ! 2.Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firmfor the fiscal year ending December 31, 2025. !!! 1d.Victoria D. Harker!!! 3.Advisory vote to approve the compensation of ournamed executive officers.!!! 1e.Mark D. Morelli!!!THE BOARD OF DIRECTORS RECOMMENDS A VOTE“AGAINST” PROPOSAL 4. ForAgainstAbstain1f. 1g. Jerome A. PeribereMatthew F. Pine! ! ! ! ! ! 4.Shareholder proposal to lower threshold for shareholdersto call special meetings from 25% to 10% of Companystock, if properly presented at the meeting. !!! 1h.Lila Tretikov!!! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 1i.Uday Yadav!!! HOUSEHOLDING ELECTION -

Please indicate if you consent to receive certain future investor communications in a single package per household. Yes ! No! (When signing as attorney, executor, administrator, trustee or guardian, give full title. If more than one trustee, all should sign.)

Annual Meeting of Shareholders Tuesday, May 13, 2025, 8:00 a.m. (ET) Online at: www.virtualshareholdermeeting.com/XYL2025 SEC PROXY ACCESS NOTICE Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on Tuesday, May 13, 2025 at 8:00 a.m. (ET) online at www.virtualshareholdermeeting.com/XYL2025: The 2025 Notice and Proxy Statement and 2024 Annual Report on Form 10-K are available on the Internet at www.proxyvote.com. V65733-P25227-Z89316 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XYLEM INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2025. The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Kelly O'Shea and Dorothy Capers, or either of them, each with full power of substitution as proxies, to vote all shares of Xylem Inc. common stock that the shareholder(s) would be entitled to vote on all matters that may properly come before the Annual Meeting and at any adjournments or postponements. The proxies are authorized to vote in accordance with the specifications indicated by the shareholder(s) on the reverse side of this form. If this form is signed and returned by the shareholder(s), and no specifications are indicated, the proxies are authorized to vote as recommended by the Board of Directors. In either case, if this form is signed and returned, the proxies thereby will be authorized to vote in their discretion on any other matters that may be presented for a vote at the Annual Meeting and at any adjournments or postponements. For participants in a Xylem Retirement Savings Plan: Your plan trustee will vote the Xylem shares credited to your savings plan account in accordance with your voting instructions. The trustee will vote the savings plan shares for which no voting instructions are received ("Undirected Shares") in the same proportion as the shares in the same savings plan for which the trustee receives voting instructions, except as otherwise provided in accordance with ERISA. Under the savings plans, participants are "named fiduciaries" to the extent of their authority to direct the voting of Xylem Inc. shares credited to their savings plan account and their proportionate share of Undirected Shares. Participants under these plans should mail their confidential voting instruction card to Broadridge, acting as tabulation agent, or vote by telephone or Internet. Instructions must be received by Broadridge before 11:59 p.m. (ET), on May 8, 2025. By submitting voting instructions by telephone or Internet, or by signing and returning this voting instruction card, you direct the trustee of the savings plan to vote these shares, by proxy, as designated herein, at the Annual Meeting. The Trustee will exercise its discretion in voting on any other matter that may be presented for a vote at the Annual Meeting and at any adjournments or postponements. Continued and to be signed on reverse side